                                 SECURITY FUNDS

                                   PROSPECTUS

                                FEBRUARY 1, 2001

                      o Security Capital Preservation Fund

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     The   Securities   and  Exchange   Commission  has  not  approved  or
     disapproved  these  securities  or passed  upon the  adequacy of this prospectus. Any representation to the contrary is a criminal offense.
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                                                [SDI LOGO]
                                                SECURITY DISTRIBUTORS, INC.
                                                A Member of The Security Benefit
                                                Group of Companies

                               TABLE OF CONTENTS
================================================================================

OVERVIEW OF THE SECURITY CAPITAL PRESERVATION FUND

A DETAILED LOOK AT THE SECURITY CAPITAL PRESERVATION FUND

OVERVIEW OF THE SECURITY CAPITAL PRESERVATION FUND

GOAL

The Fund seeks a high level of current income while seeking to maintain a stable value per share.

CORE STRATEGY

The Fund invests primarily in fixed income securities. The Fund also enters into contracts with financial  institutions that are designed to stabilize the Fund's share value.

INVESTMENT POLICIES AND STRATEGIES

The  Fund  invests  all of its  assets  in a  master  portfolio  with  the  same investment goal as the Fund. The Fund,  through the master  portfolio,  seeks to achieve its goal by investing in fixed income securities of varying  maturities, money market  instruments and futures and options (including futures and options traded  on  foreign  exchanges,  such as bonds and  equity  indices  of  foreign countries).  The Fund attempts to maintain a stable share value by entering into contracts,  called  Wrapper  Agreements,  with financial  institutions,  such as insurance companies or banks.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Although  the Fund  seeks to  preserve  a stable  share  value,  there are risks associated with fixed income investing.  For example,  the value of fixed income securities could fluctuate or fall if:

o  There is a sharp rise in interest rates.

o  An issuer's creditworthiness declines.

o  Changes in interest  rates or economic  downturns  have a negative  effect on issuers in the financial services industry.

The Fund attempts to offset these risks by purchasing  Wrapper  Agreements.  The use of Wrapper Agreements has its own risks, including:

o  The  possibility  of default by a financial  institution  providing a Wrapper
   Agreement ("Wrapper Provider").

o  The inability of the Fund to obtain  Wrapper  Agreements  covering the Fund's assets.

The Fund is also  subject to the risk that the  Portfolio's  Investment  Adviser incorrectly judges the potential risks and rewards of derivative investing.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should  consider  investing in the Fund if you are looking for an investment that seeks to earn current  income  higher than money  market  mutual funds over most time periods and to preserve the value of your investment. In addition, the
Fund is offered as an alternative  to short-term  bond funds and as a comparable investment to stable value or guaranteed  investment contract options offered in employee benefit plans.

The Fund offers shares only to retirement accounts such as tax-sheltered annuity
custodial  accounts  (TSAs),   individual  retirement  accounts  (IRAs)  and  to
employees  investing through  participant-directed  employee benefit plans. IRAs include traditional IRAs, Roth IRAs, education IRAs, simplified employee pension
IRAs (SEP IRAs),  savings incentive match plans for employees (SIMPLE IRAs), and
Keogh plans.

You  should  not  consider  investing  in the Fund if you seek  capital  growth.
Although it provides a convenient means of diversifying  short-term investments, the Fund by itself does not constitute a balanced investment program.

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An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit  Insurance  Corporation or any other  government  agency.
Although the Fund seeks to preserve a stable share value, it is possible to lose money by investing in the Fund.
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PAST PERFORMANCE

The chart and table below  provide some  indication of the risks of investing in the Fund by showing changes in the Funds' Class A share performance from year to year and by showing how the Fund's average annual returns have compared to those of a broad  measure  of  market  performance.  As with all  mutual  funds,  past performance is not a prediction of future results.

The bar chart does not reflect the sales  charges  applicable  to Class A shares which, if reflected, would lower the returns shown. Average annual total returns for the Fund's  Class A shares  include  deduction of the 3.5%  front-end  sales charge, for Class B shares include the appropriate  deferred sales charge, which is 5% in the first year  declining to 0% in the sixth and later  years,  and for
Class C shares  include the deferred  sales charge of 1% in the first year.  Fee waivers and/or  reimbursements  reduced Fund expenses and in the absence of such
waivers  and/or   reimbursements   the  performance  quoted  would  be  reduced.
Performance  information  does not include  deduction of the 2%  redemption  fee which may apply to  certain  redemptions.  Performance  information  for Class S shares is not included as that share class was not available  until  February 1,
2001.

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SECURITY CAPITAL PRESERVATION FUND - CLASS A
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                     2000
                                     ----
                                     6.60%

            -------------------------------------------------------
            HIGHEST AND LOWEST RETURNS
            (QUARTERLY 2000)
            -------------------------------------------------------
                                                  QUARTER ENDING
            Highest                     1.69%     June 30, 2000
            Lowest                      1.56%     December 31, 2000
            -------------------------------------------------------

            -------------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURNS
            (THROUGH DECEMBER 31, 2000)
            -------------------------------------------------------
                                           PAST       LIFE OF FUND
                                          1 YEAR     (SINCE 5/3/99)
            Class A                        2.94%         4.08%
            Class B                        1.12%         3.46%
            Class C                        5.38%         6.04%
            Lehman Brothers 1-3 Year
              Government/Credit Index      8.08%         5.59%(1)
            -------------------------------------------------------
            1  Index  performance  information is only available to
               the Fund at the beginning of each month.  The Lehman
               Brothers 1-3 Year Government/Credit Index is for the
               period May 1, 1999 to December 31, 2000.
            -------------------------------------------------------

FEES AND EXPENSES OF THE FUND

THIS TABLE  DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
SHARES OF THE FUND.

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SHAREHOLDER FEES (fees paid directly from your investment)
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                                 CLASS A        CLASS B       CLASS C         CLASS S
                                SHARES(1)      SHARES(2)      SHARES(3)       SHARES

Maximum Sales Charge Imposed
on Purchases (as a percentage     3.5%           None          None            None
of offering price)

Maximum Sales Charge Imposed
on Reinvested Dividends           None           None          None            None

Maximum Deferred Sales Charge               5% during the                 6% during the
(as a percentage of original                first year,                   first year,
purchase price or redemption      None      decreasing to       1%        decreasing to
proceeds, whichever is lower)               0% in the sixth               0% in the
                                            and following                 eighth and
                                            years                         following years

Maximum Redemption Fee(4)          2%             2%            2%              2%
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1  Purchases  of Class A shares in amounts of  $1,000,000  or more are not  subject to an initial sales load;  however, a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

2  Class B shares convert tax-free to Class A shares automatically after eight years.

3  A deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

4  The  redemption  fee payable to the master  portfolio is designed  primarily to offset those  expenses  which may be  incurred by the master  portfolio  in  connection  with certain shareholder redemptions.  Proceeds from the redemption fee will be used by the master  portfolio to offset the actual portfolio and  administrative  costs associated with such redemptions,  including custodian,  transfer agent, settlement,  and account processing  costs,  as well as the adverse impact of such  redemptions on the premiums paid for Wrapper  Agreements and the yield on Wrapper  Agreements.  The redemption fee may also have the effect of  discouraging  redemptions by  shareholders  attempting to take  advantage of short-term  interest rate  movements.  The  redemption fee does not apply to Qualified TSA,  Qualified IRA or Qualified Plan  Redemptions.  The amount of, and method of applying,  the Redemption  Fee,  including the operation of the Interest
   Rate  Trigger,  may be  changed  in the  future.  Shares  currently  offered  in  this prospectus would be subject to the new combination of Redemption Fee and Interest Rate
   Trigger.
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ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
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           MANAGEMENT    DISTRIBUTION      OTHER           TOTAL ANNUAL FUND
            FEES(1)      (12B-1) FEES    EXPENSES(2)    OPERATING EXPENSES(4,5)
Class A      0.70%          0.25%          0.69%                 1.64%
Class B      0.70%          0.75%          0.69%                 2.14%
Class C      0.70%          0.50%          0.69%                 1.89%
Class S      0.70%          1.00%          0.69%(3)              2.39%
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1  The Fund does not directly  pay a management  fee.  However,  the  underlying master  portfolio  in which the Fund  invests,  the  PreservationPlus  Income
   Portfolio  (the  "Portfolio"),  does pay a management  fee to its  investment adviser, Bankers Trust Company.

2  "Other Expenses" include the annual premium paid for Wrapper Agreements.

3  "Other  Expenses"  for Class S shares are based on estimates  for the current fiscal year.

4  Information  on the annual Fund operating  expenses  reflects the expenses of both the Fund and the Portfolio.

5  Security  Management  Company,  LLC ("SMC"),  the Fund's  Administrator,  has
   agreed that if the total annual expenses of the Fund,  exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions, and Rule 12b-1 fees, but inclusive of its own fee, exceeds 1.50%, SMC will contribute to the
   Fund an amount  and/or  waive its fee as may be  necessary to insure that the total annual expenses do not exceed such amount.
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EXAMPLE

This  Example is intended to help you compare the cost of  investing in the Fund with the cost of investing in other mutual funds.

The Example  assumes  that you invest  $10,000 in the Fund for the time  periods indicated.  The Example also assumes that your  investment  has a 5% return each year and that the  Fund's  operating  expenses  remain the same.  Although  your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the  following  expenses if you redeemed your shares at the end of each period.

             -------------------------------------------------------
                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
             -------------------------------------------------------
             Class A      $510      $  849      $1,211       $2,226
             Class B       717         970       1,349        2,346
             Class C       292         593       1,021        2,212
             Class S       842       1,245       1,575        2,731
             -------------------------------------------------------

You would pay the  following  expenses if you redeemed your shares at the end of each period and were assessed the 2% Redemption Fee.

             -------------------------------------------------------
                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
             -------------------------------------------------------
             Class A     $  710     $1,049      $1,411       $2,426
             Class B        917      1,170       1,549        2,546
             Class C        492        793       1,221        2,412
             Class S      1,042      1,445       1,775        2,931
             -------------------------------------------------------

You would pay the following expenses if you did not redeem your shares.

             -------------------------------------------------------
                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
             -------------------------------------------------------
             Class A      $510       $849       $1,211       $2,226
             Class B       217        670        1,149        2,346
             Class C       192        593        1,021        2,212
             Class S       242        745        1,275        2,731
             -------------------------------------------------------

A DETAILED LOOK AT THE SECURITY CAPITAL PRESERVATION FUND

OBJECTIVE

The  Security  Capital  Preservation  Fund seeks a high level of current  income while seeking to maintain a stable value per share.

While  priority  is given to  earning  income and  maintaining  the value of the
Fund's  principal,  all  fixed  income  securities,  including  U.S.  government obligations,  can decrease in value when, for example,  interest rates change or an issuer's  creditworthiness changes. THE FUND'S OBJECTIVE IS NOT A FUNDAMENTAL
POLICY AND MAY BE CHANGED BY THE FUND'S BOARD OF DIRECTORS.

STRATEGY

As noted previously, the Fund seeks its objective by investing its assets in the
PreservationPlus Income Portfolio. Accordingly, references to the Fund investing in particular  types of  securities or asset classes are actually  references to what is done by the underlying Portfolio.

The Fund seeks current  income that is higher than that of money market funds by investing in fixed income securities with varying  maturities and maintaining an average  portfolio  DURATION of 2.5 to 4.5 years.  In addition,  the Fund enters into Wrapper  Agreements  designed to stabilize the Fund's share value.  Wrapper
Agreements are provided by financial  institutions,  such as insurance companies and banks. In an attempt to enhance return, the Fund also employs a global asset allocation  strategy,  which  evaluates  the  equity,  bond,  cash and  currency opportunities across domestic and international markets.

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DURATION  measures the  sensitivity of bond prices to changes in interest rates.
The  longer  the  duration  of a bond,  the  longer  it will  take to repay  the principal and interest  obligations  and the more  sensitive it is to changes in interest rates.  Investors in  longer-duration  bonds face more risk as interest rates  rise--but  also are  more  likely  to  receive  more  income  from  their investment to compensate for the risk.
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PRINCIPAL INVESTMENTS

FIXED INCOME  SECURITIES -- The Fund invests at least 65% of its total assets in fixed income  securities  rated,  at the time of  purchase,  within the top four long-term  rating  categories  by a  nationally  recognized  statistical  rating organization  (or, if unrated,  are  determined to be of similar  quality by the
Portfolio's  Investment Adviser).  However, the Fund may invest up to 10% of its assets in high yield debt  securities  (also known as junk  bonds)  rated in the
fifth  and  sixth  long-term  rating  categories  by  a  nationally   recognized
statistical rating organization (or, if unrated, are determined to be of similar quality by the Portfolio's Investment Adviser).

Fixed income securities in which the Fund may invest include the following:

o  U.S.  government  securities  that  are  issued  or  guaranteed  by the  U.S.
   Treasury, or by agencies or instrumentalities of the U.S. Government.

o  U.S.   dollar-denominated   securities   issued  by   domestic   or   foreign
   corporations, foreign governments or supranational entities.

o  U.S. dollar-denominated asset-backed securities issued by domestic or foreign entities.

o  Mortgage pass-through  securities issued by governmental and non-governmental issuers.

o  Collateralized  mortgage  obligations  and real  estate  mortgage  investment conduits.

o  Obligations  issued  or  guaranteed,   or  backed  by  securities  issued  or
   guaranteed,   by  the   U.S.   government,   or  any  of  its   agencies   or
   instrumentalities,  including CATS,  TIGRs,  TRs and zero coupon  securities, which are  securities  consisting  of either the  principal  component or the interest component of a U.S. Treasury bond.

The following  policies are employed to attempt to reduce the risks  involved in investing in fixed income securities:

o  Assets are allocated among a diversified group of issuers.

o  Investments are primarily made in fixed income  securities that are rated, at the time of  purchase,  within  the top four  rating  categories  as rated by
   Moody's Investors Service, Inc., Standard & Poor's Ratings Services or Duff &
   Phelps Credit Rating Co., another  nationally  recognized  statistical rating organization,  or,  if  unrated,  determined  by the  Portfolio's  investment adviser to be of comparable quality.

o  Average  portfolio  duration of 2.5 to 4.5 years is targeted by  investing in
   fixed  income   securities  with  short-  to  intermediate  term  MATURITIES.
   Generally,  rates of short-term  investments  fluctuate less than longer-term investments.

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MATURITY  measures  the time  remaining  until  an  issuer  must  repay a bond's principal in full.
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WRAPPER  AGREEMENTS -- The Fund enters into Wrapper  Agreements  with  insurance companies,  banks and other financial  institutions.  Unlike  traditional  fixed income  portfolios,  the Fund's  purchases of Wrapper  Agreements  should offset substantially  the price  fluctuations  typically  associated  with fixed income securities. In using Wrapper Agreements,  the Fund seeks to eliminate the effect of any gains or losses  on the  value  per  share of the Fund.  Normally,  these agreements  require the Wrapper Provider to maintain the BOOK VALUE of a portion of the Fund's assets  (Covered  Assets) if certain  events occur.  More than one
Wrapper Provider provides coverage with respect to the same securities and, when applicable,  pays based on the pro rata  portion of the  Fund's  assets  that it covers.

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BOOK VALUE of the Covered  Assets is their  purchase  price,  plus  interest (as specified  in the  Wrapper  Agreements),  less  an  adjustment  to  reflect  any defaulted securities.
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In general, if the Fund sells securities to meet shareholder redemptions and the market value (plus accrued interest) of those securities is less than their book value,  the Wrapper  Provider must pay the  difference to the Fund. On the other hand, if the Fund sells securities and the market value (plus accrued  interest)
is more than the book  value,  the Fund must pay the  difference  to the Wrapper
Provider. The timing of payments between the Fund and the Wrapper Provider vary.

The Crediting Rate:

o  Is the actual  interest  earned on the  Covered  Assets  based on the formula stated in the Wrapper  Agreements and is generally adjusted monthly for price movements in the Covered Assets and amounts payable to or receivable from the
   Wrapper Provider; and

o  Is a significant component of the Fund's yield.

The following  policies are employed to attempt to reduce the risks  involved in using Wrapper Agreements:

o  Wrapper  Agreements  are purchased from multiple  issuers,  each of which has received a HIGH QUALITY RATING from Moody's or Standard & Poor's.

o  The financial  well being of the issuers of the  securities in which the Fund invests and the Wrapper Providers  providing  Wrapper  Agreements to the Fund are monitored on a continuous basis.

Generally, unless the Wrapper Agreement requires the sale of a security that has been downgraded below a specified rating, the Fund is not required to dispose of any security or Wrapper Agreement whose issuer's rating has been downgraded.

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A HIGH QUALITY RATING means a security is rated in the top two long-term ratings categories by a nationally recognized statistical rating organization.
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SHORT-TERM  INVESTMENTS -- The Fund will also invest in short-term  investments, including money market mutual funds, to meet  shareholder  withdrawals and other liquidity  needs.  These  short-term  investments,  such as commercial paper and certificates of deposit,  will be rated, at the time of purchase,  in one of the top two  short-term  rating  categories by a nationally  recognized  statistical rating  organization,  or if unrated, are determined to be of similar quality by the Portfolio's Investment Adviser.

DERIVATIVE  INSTRUMENTS -- The Fund may invest in various  instruments  commonly known as "derivatives" to increase its exposure to certain groups of securities.
The  derivatives  that the Fund may use include  FUTURES  CONTRACTS,  OPTIONS ON
FUTURES  CONTRACTS AND FORWARD  CONTRACTS.  The Fund may use derivatives to keep cash on hand to meet shareholder redemptions,  as a hedging strategy to maintain a specific portfolio duration, or to protect against market risk. When employing the  global  asset  allocation  strategy,  the  Fund  may  use  derivatives  for leveraging, which is a way to attempt to enhance returns. We will only use these securities if we believe that their return  potential more than  compensates for the extra risks associated with using them.

OTHER  INVESTMENTS  -- The Fund may also  invest in and  utilize  the  following investments  and  investment  techniques and  practices:  Rule 144A  securities, when-issued and delayed  delivery  securities,  repurchase  agreements,  reverse repurchase agreements,  to be announced securities ("TBA securities") and dollar rolls.

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FUTURES  CONTRACTS,  OPTIONS ON FUTURES  CONTRACTS  AND  FORWARD  CONTRACTS  are
commonly used for traditional hedging purposes to attempt to protect an investor from the  risks of  changing  interest  rates,  securities  prices  or  currency exchange rates and for cash management  purposes as a low cost method of gaining exposure to a particular  securities market without investing  directly in those securities.
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INVESTMENT PROCESS

The Fund's  investment  strategy  emphasizes  a  diversified  exposure to higher yielding  mortgage,  corporate and asset-backed  sectors of the investment grade fixed income markets.  These "spread" sectors have  historically  offered higher returns than U.S.  government  securities.  The investment  process focuses on a top-down approach, first focused on the sector allocations,  then using relative value  analysis  to select the best  securities  within each  sector.  To select securities,  the Portfolio's  investment adviser analyzes such factors as credit quality,  interest rate sensitivity and spread relationships  between individual bonds.

The  Fund  also  purchases  Wrapper  Agreements,  which  seek  to  offset  price fluctuations of the fixed income  securities and, as a result,  provide a stable value per share for the Fund.  A primary  emphasis  is placed on  assessing  the credit quality of financial institutions that may provide a Wrapper Agreement to the  Fund.  The  Portfolio's  Investment  Adviser  performs  proprietary  credit analysis on a large universe of issuers and actively manages the negotiation and maintenance of Wrapper Agreements.

The global asset allocation  strategy  attempts to enhance long-term returns and manage  risk by  responding  effectively  to  changes  in global  markets  using instruments  including,  but not  limited  to,  futures,  options  and  currency forwards.  This strategy  employs a multi-factor  global asset  allocation model that evaluates equity, bond, cash and currency opportunities across domestic and international markets.

In  implementing  the global  asset  allocation  strategy,  the Fund  invests in options and futures based on any type of security or index including options and futures traded on foreign exchanges, such as bonds and equity indices of foreign countries.  Some  options and futures  strategies,  including  selling  futures, buying  puts and  writing  calls,  hedge the Fund's  investments  against  price fluctuations.  Other  strategies,  including  buying  futures,  writing puts and buying  calls,  tend to increase  and will broaden the Fund's  market  exposure.
Options and futures may be combined with each other, or with forward  contracts, in order to adjust the risk and return characteristics of an overall strategy.

The Fund may also enter into forward currency exchange contracts  (agreements to exchange one currency  for another at a future  date),  may buy and sell options and futures contracts relating to foreign currencies and may purchase securities indexed to foreign currencies.  Currency  management  strategies allow shifts of investment  exposure  from one  currency  to another  to attempt to profit  from anticipated  declines  in the value of a foreign  currency  relative to the U.S.
dollar.

Successful implementation of the global asset allocation strategy depends on the
Portfolio's  Investment Adviser's judgment as to the potential risks and rewards of implementing the different types of strategies.

TEMPORARY DEFENSIVE  POSITION.  From time to time a temporary defensive position may be adopted in  response  to  extraordinary  adverse  political,  economic or market  events.  Up to 100% of the Fund's  assets could be placed in  short-term obligations  within  one of the top two  investment  ratings.  These  short-term obligations  may not be covered  by a Wrapper  Agreement.  To the extent  such a position is  adopted,  the Fund may not meet its goal of a high level of current income or a stable net asset value.

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PORTFOLIO  TURNOVER  rate measures the  frequency  that the Portfolio  sells and replaces the securities it holds within a given period. Historically,  this Fund has had a high portfolio  turnover  rate.  High turnover can increase the Fund's transaction costs, thereby lowering its returns.
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RISKS

Set forth below are some of the  prominent  risks  associated  with fixed income investing, the use of Wrapper Agreements, and the risks of investing in general.
Although  an  attempt  is made to assess the  likelihood  that  these  risks may actually  occur  and to  limit  them,  there  can be no  guarantee  that it will succeed.

PRIMARY RISKS --

INTEREST RATE RISK. All debt  securities  face the risk that the securities will decline in value because of changes in interest  rates.  Generally,  investments subject to interest rate risk will  decrease in value when  interest  rates rise and increase when interest rates fall. If interest rates are falling, the Fund's income may decline  because of the investment or reinvestment of assets in fixed income securities.

CREDIT RISK. An investor  purchasing a fixed income security faces the risk that the value of the security may decline because the creditworthiness of the issuer may  decline or the  issuer  may fail to make  timely  payment  of  interest  or principal.

WRAPPER AGREEMENT RISK.  Although the Fund uses Wrapper Agreements to attempt to maintain a stable value per share,  there are risks  associated with the Wrapper
Agreements, including:

o  A Wrapper Provider could default, which could cause the Fund's share value to fluctuate or fall and could result in losses for Plan  participants  who sell their shares.

o  The Wrapper  Agreements may require the Fund to maintain a certain percentage of its assets in short-term investments.  This could result in a lower return than if the Fund invested  those assets in longer-term  securities.  The Fund may elect not to cover a fixed income  security with a remaining  maturity of
   60 days or less, cash or short-term investments with Wrapper Agreements.

o  The Wrapper Agreements  generally do not protect the Fund from loss caused by a fixed income security issuer's default on principal or interest payments.

o  The Fund may not be able to  obtain  Wrapper  Agreements  to cover all of its assets.

o  If a Wrapper  Provider is unable to make  timely  payments,  the  Portfolio's
   Board may determine the fair value of that Wrapper  Agreement to be less than the difference between the book value and the market value, which could cause the Fund's net asset value to fluctuate.

o  Compared to investing in a traditional fixed income fund, the Fund trades the potential  for  capital  appreciation  and some yield for  protection  from a decline in the value of its holdings caused by changes in interest rates.

MARKET RISK.  Although  individual  securities may outperform their market,  the entire  market may  decline  as a result of rising  interest  rates,  regulatory developments or deteriorating economic conditions.

SECURITY  SELECTION RISK. While the Fund invests in short- to  intermediate-term securities,  which by nature are relatively stable investments, the risk remains that the securities selected will not perform as expected.  This could cause the
Fund's returns to lag behind those of money market funds.

LIQUIDITY  RISK.  Liquidity  risk is the risk  that a  security  cannot  be sold quickly at a price that reflects the estimate of its value.  Because there is no active  trading  market for Wrapper  Agreements,  the Fund's  investments in the
Wrapper Agreements are considered illiquid.  In an effort to minimize this risk, the Fund  limits its  investments  in  illiquid  securities,  including  Wrapper
Agreements, to 15% of net assets.

PRICING RISK.  The securities in the Portfolio are valued at their stated market value if price  quotations  are  available  and, if not, by the method that most accurately reflects their current worth in the judgment of the Portfolio's Board of Trustees.

If Wrapper  Agreements are not in place,  this procedure  implies an unavoidable risk, the risk that the prices used are higher or lower than the prices that the securities  might  actually  command if they were sold.  If the  securities  are valued too highly,  you may end up paying too much for Fund shares when you buy.
If the price of the  securities  are  undervalued,  you may not receive the full market value for your Fund shares when you sell.

According to the procedures  adopted by the Portfolio's  Board of Trustees,  the fair value of the Wrapper Agreements generally will equal the difference between the book  value and the  market  value  (plus  accrued  interest)  of the Fund's assets. In determining fair value, the Board will consider the  creditworthiness and  ability  of a  Wrapper  Provider  to pay  amounts  due  under  the  Wrapper
Agreements.  If the  Portfolio's  Board of  Trustees  determines  that a Wrapper
Agreement  should not be valued this way,  the net asset value of the Fund could fluctuate.

DERIVATIVE RISK. Derivatives are more volatile  and less liquid than traditional fixed income securities. Risks associated with derivatives include:

o  the derivative may not fully offset the underlying positions;

o  the derivatives  used for risk  management may not have the intended  effects and may result in losses or missed opportunities; and

o  the  possibility  the Fund cannot sell the derivative  because of an illiquid secondary market.

The use of derivatives for leveraging purposes tends to magnify the effect of an instrument's price changes as market conditions change.

If the Fund invests in futures  contracts  and options on futures  contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's  net asset  value  after  taking  into  account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than other investments.

FOREIGN  INVESTING  RISK. The Fund faces the risks detailed below in the portion of its investments it devotes to foreign securities.

o  POLITICAL RISK.  Profound  social changes and business  practices that depart from  developed-market  norms have hindered the growth of capital  markets in developing  nations in the past. High levels of debt have tended to make them overly  reliant on  foreign  capital  investment  and  vulnerable  to capital flight. Governments have limited foreign investors' access to capital markets and  restricted  the flow of profits  overseas.  They have  resorted  to high taxes, expropriation and nationalization.  All these threats remain a part of emerging-market investing in particular today.

o  INFORMATION RISK. Foreign accounting,  auditing,  and financial reporting and disclosure  standards  tend to be less  stringent  than  those in the  United
   States.  And the  risks of  investors  acting  on  incomplete  or  inaccurate information  are  correspondingly  greater.  Compounding  the problem,  local
   investment   research  often  lacks  the  sophistication  to  spot  potential pitfalls.

CURRENCY  RISK.  The Fund invests in foreign  securities  denominated in foreign currencies.  This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities and, thus, the U.S. dollar amount of income or gain received on these securities.  The Portfolio's Investment Adviser seeks to minimize  this risk by actively  managing the currency  exposure of the
Fund. There is no guarantee that these currency management  activities will work and they could cause losses to the Fund.

SECONDARY RISK --

LOWER  RATED  SECURITIES.  The Fund may invest in debt  securities  rated in the fifth and sixth long-term  ratings  categories.  The market for lower-rated debt securities  may be  thinner  and less  active  than that for  higher  rated debt securities,  which can  adversely  affect  the  prices at which the  lower-rated securities are sold. If market  quotations are not available,  lower-rated  debt securities  will be valued in  accordance  with  procedures  established  by the
Portfolio's  Board of  Trustees.  Judgment  plays a greater role in valuing high yield  corporate debt  securities than is the case for securities for which more external sources for quotations and last sale information is available.  Adverse publicity  and  changing  investor  perception  may affect the  availability  of outside  pricing  services to value  lower-rated  debt securities and the Fund's ability to dispose of these securities.  Since the risk of default is higher for lower-rated  securities,  the Investment  Adviser's research and credit analysis are an especially important part of managing securities of this type.

In considering  investments  for the Fund, the  Portfolio's  Investment  Adviser
attempts  to identify  those  issuers of high  yielding  debt  securities  whose financial  conditions are adequate to meet future obligations,  have improved or are expected to improve in the future. The Investment Adviser's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage,  earnings prospects and the experience and managerial  strength of the issuer.

MANAGEMENT OF THE FUND

BOARD OF  DIRECTORS  -- The Fund's  shareholders,  voting in  proportion  to the number  of shares  each  owns,  elect a Board of  Directors,  and the  Directors supervise all of the Fund's activities on their behalf.

INVESTMENT  ADVISER -- Under the  supervision  of the Board of  Trustees  of the
Portfolio,  Bankers  Trust  Company  (Bankers  Trust) with  headquarters  at 130
Liberty Street,  New York, New York 10006,  acts as the  Portfolio's  Investment
Adviser. As Investment Adviser,  Bankers Trust makes the Portfolio's  investment decisions and assumes  responsibility  for the securities the Portfolio owns. It buys and sells securities for the Portfolio and conducts the research that leads to the purchase and sale decisions. Bankers Trust received a fee of 0.70% of the
Portfolio's  average  daily net assets for its services in the last fiscal year.
The fee received by Banker's Trust in the last fiscal year reflected certain fee waivers that were in place. Those fee waivers have since been discontinued.

As of September  30, 2000,  Bankers  Trust had total assets under  management of approximately $223 billion. Bankers Trust is dedicated to servicing the needs of corporations,  governments,  financial institutions, and private clients and has invested  retirement  assets on behalf of the nation's largest  corporations and institutions  for more than 50  years.  The scope of the  firm's  capability  is broad:  it is a leader in both the active and  passive  quantitative  investment disciplines and maintains a major presence in stock and bond markets  worldwide.
As of September 30, 2000,  Bankers Trust  managed  approximately  $15 billion in stable value assets.

At a Special Meeting of Shareholders held in 1999, shareholders of the Portfolio approved a new investment  advisory  agreement  with Deutsche Asset  Management,
Inc.  (formerly Morgan Grenfell,  Inc.). The new investment  advisory  agreement with Deutsche Asset Management,  Inc. may be implemented within two years of the date of the Special  Meeting  upon  approval of a majority of the members of the
Board of Trustees of the Portfolio who are not "interested  persons",  generally referred to as Independent Trustees. Shareholders of the Portfolio also approved a  new  sub-investment  advisory  agreement  among  the  Trust,  Deutsche  Asset
Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of  Deutsche  Asset  Management,  Inc.'s  responsibilities,  at  Deutsche  Asset
Management,  Inc.'s expense, upon approval of the Independent  Trustees,  within two years of the date of the Special Meeting.  Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing  advisory  agreement with
Bankers Trust.

Deutsche Asset  Management,  Inc. is located at 885 Third Avenue,  New York, New
York 10022.  The firm provides a full range of investment  advisory  services to institutional  clients.  It serves as investment  adviser to 11 other investment companies and as sub-adviser to five other investment companies.

OTHER SERVICES -- The Fund's  administrator,  Security Management  Company,  LLC
("SMC" or the "Administrator") provides administrative services, fund accounting and transfer agency services to the Fund. Bankers Trust provides  administrative services--such as portfolio  accounting,  legal services and other services--for the Portfolio.

Pursuant to a separate Management Services Agreement,  SMC also performs certain other services on behalf of the Fund. Under this Agreement,  SMC provides, among other things,  feeder fund  management and  administrative  services to the Fund which include:

o  monitoring the performance of the Portfolio;

o  coordinating the Fund's relationship with the Portfolio;

o  communicating  with the Fund's Board of Directors and shareholders  regarding the  Portfolio's  performance  and the  Fund's  two  tier  structure,  and in general;

o  assisting  the  Board  of  Directors  of  the  Fund  in  all  aspects  of the administration and operation of the Fund.

For these  services,  the Fund pays SMC a fee at the annual  rate of .20% of its average daily net assets, calculated daily and payable monthly.

For providing certain shareholder  services to the shareholders of the Fund, SMC receives  from Bankers  Trust a fee which is equal on an annual basis to .20% of the aggregate net assets of the Fund invested in the  Portfolio.  The fee is not an expense of the Fund or the Portfolio.

PORTFOLIO MANAGERS --

ERIC KIRSCH,  Portfolio Manager of Bankers Trust Company,  has managed the Fixed
Income  Securities of the Portfolio  since its inception in May 1999. Mr. Kirsch joined Bankers Trust in 1980. He is a Chartered Financial Analyst with ten years of investment experience.

LOUIS R. D'ARIENZO,  Portfolio Manager of Bankers Trust Company, has managed the
Fixed Income  Securities of the Portfolio  since its inception in May 1999.  Mr.
D'Arienzo joined Bankers Trust in 1981 and has 17 years investment experience.

JOHN D. AXTELL,  JR., Portfolio Manager of Bankers Trust Company, is responsible for the portfolio  management  and trading  activities  relating to Stable Value
Investments for client portfolios. Mr. Axtell joined Bankers Trust in 1990.

CALCULATING THE FUND'S SHARE PRICE

The Fund's share price is calculated  daily (also known as the "net asset value"
or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular  trading on the New York  Stock  Exchange  every day the
Exchange is open for  business.  The formula calls for deducting all of a Fund's liabilities  from  the  total  value  of its  assets--the  market  value  of the securities  it holds,  plus its cash  reserves--and  dividing  the result by the number of shares  outstanding.  (Note that prices for  securities  that trade on foreign  exchanges  can  change  significantly  on days when the New York  Stock
Exchange is closed and you cannot buy or sell Fund shares.  Price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.)

The securities in the Portfolio are valued at their stated market value if price quotations  are  available  and,  if not,  by the  method  that most  accurately reflects  their  current  worth  in the  judgment  of the  Portfolio's  Board of
Trustees.

According to the  procedures  adopted by the Board of Trustees of the Portfolio, the fair value of the Wrapper  Agreements  generally  will equal the  difference between  the book value and the market  value  (plus  accrued  interest)  of the
Portfolio's  assets.  In  determining  fair value,  the Board will  consider the creditworthiness  and ability of a Wrapper Provider to pay amounts due under the
Wrapper Agreements.

--------------------------------------------------------------------------------
The  Exchange  is open  every  week,  Monday  through  Friday,  except  when the following  holidays are celebrated:  New Year's Day, Martin Luther King, Jr. Day
(the third Monday in January),  Presidents'  Day (the third Monday in February),
Good Friday,  Memorial Day (the last Monday in May), Independence Day, Labor Day
(the first  Monday in  September),  Thanksgiving  Day (the  fourth  Thursday  in
November) and Christmas Day.
--------------------------------------------------------------------------------

ORGANIZATIONAL STRUCTURE

Although  the Fund has not  currently  retained  the  services of an  investment adviser or  sub-advisor,  it may do so in the future.  Accordingly,  SMC and the
Fund have  received  from the  Securities  and Exchange  Commission an exemptive order  for a  multi-manager  structure  that  allows  SMC to  hire,  replace  or terminate  sub-advisors  without the  approval of  shareholders.  The order also allows  SMC to  revise  a  sub-advisory  agreement  with  the  approval  of Fund
Directors,  but without  shareholder  approval.  If a new  sub-advisor is hired, shareholders will receive  information about the new sub-advisor  within 90 days of the change.  The order allows the Fund to operate more  efficiently  and with greater  flexibility.  Should the Fund use the service of a  sub-advisor  in the future,  SMC would anticipate  providing the following  oversight and evaluation services to the Fund:

o  performing initial due diligence on prospective sub-advisors for the Fund
o  monitoring the performance of the sub-advisor(s)
o  communicating performance expectations to the sub-advisor(s)
o  ultimately  recommending  to the Board of Directors  whether a  sub-advisor's contract should be renewed, modified or terminated.

SMC does not expect it would recommend frequent changes of sub-advisors.

The  Fund is a  "feeder  fund"  that  invests  all of its  assets  in a  "master portfolio,"  the  PreservationPlus  Income  Portfolio.  The Fund and the  master portfolio have the same investment objective. The master portfolio is advised by
Bankers Trust.

The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's  expenses in proportion to their assets. Each feeder can  set  its  own  transaction  minimums,  fund-specific  expenses,  and  other conditions.  This arrangement allows the Fund's Directors to withdraw the Fund's
assets  from  the  master   portfolio  if  they  believe  doing  so  is  in  the
shareholders' best interests.  If the Directors withdraw the Fund's assets, they would then  consider  whether the Fund should hire its own  investment  adviser, invest in a different master portfolio or take other action.

BUYING SHARES

Shares  of the Fund are  available  through  broker/dealers,  banks,  and  other financial  intermediaries  that have an agreement  with the Fund's  Distributor,
Security  Distributors,  Inc. A broker/dealer may impose a transaction charge on the purchase of Fund shares. Fund shares purchased directly from the Fund do not contain a transaction  charge but may contain a front-end  sales charge as noted
under "Class A shares".

There are four different ways to buy shares of the Fund--Class A shares, Class B shares, Class C shares or Class S shares. The different classes of a Fund differ primarily with respect to the sales charges and Rule 12b-1  distribution fees to which they are  subject.  The minimum  initial  investment  is $100.  Subsequent investments must be $100 (or $20 under an Accumulation  Plan). The Fund reserves the right to reject any order to purchase shares.

CLASS A SHARES -- Class A shares are  subject  to a sales  charge at the time of purchase.  An order for Class A shares  will be priced at the  Fund's  net asset value per share (NAV), plus the sales charge,  set forth in the following table.
The NAV,  plus the sales  charge is the  "offering  price."  The  Fund's  NAV is generally  calculated as of the close of trading on every day the New York Stock
Exchange  is  open.  An  order  for  Class A shares  is  priced  at the NAV next calculated after the order is accepted by the Fund, plus the sales charge.

--------------------------------------------------------------------------------
                                                    SALES CHARGE
                                    --------------------------------------------
                                      APPLICABLE     PERCENTAGE OF   PERCENTAGE
AMOUNT OF PURCHASE                  PERCENTAGE OF     NET AMOUNT     REALLOWABLE
AT OFFERING PRICE                   OFFERING PRICE     INVESTED      TO DEALERS
--------------------------------------------------------------------------------
Less than $100,000                       3.5%            3.63%          3.0%
$100,000 but less than $500,000          2.5%            2.56%          2.0%
$500,000 but less than $1,000,000        1.5%            1.52%          1.0%
$1,000,000 and over                      None            None        (See below)
--------------------------------------------------------------------------------

Please see  Appendix A for options  that are  available  for  reducing the sales charge applicable to purchases of Class A shares.

CLASS A DISTRIBUTION  PLAN -- The Fund has adopted a Class A  Distribution  Plan that allows the Fund to pay  distribution  fees to the Fund's  Distributor.  The
Distributor uses the fees to finance  activities  related to the sale of Class A shares and services to  shareholders.  The distribution fee is equal to 0.25% of the  average  daily  net  assets  of the  Fund's  Class A  shares.  Because  the distribution  fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will  increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

CLASS B SHARES -- Class B shares are not  subject to a sales  charge at the time of  purchase.  An order for Class B shares will be priced at the Fund's NAV next calculated  after the order is accepted by the Fund. The Fund's NAV is generally calculated  as of the close of trading on every day the New York Stock  Exchange is open.

Class B shares are subject to a deferred sales charge if redeemed within 5 years from the date of purchase.  The deferred sales charge is a percentage of the NAV of the shares at the time they are  redeemed  or the  original  purchase  price, whichever is less.  Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred  sales charge is based upon the number of years since the shares were purchased, as follows:

                        --------------------------------
                        NUMBER OF YEARS       DEFERRED
                        SINCE PURCHASE      SALES CHARGE
                        --------------------------------
                              1                  5%
                              2                  4%
                              3                  3%
                              4                  3%
                              5                  2%
                          6 and more             0%
                        --------------------------------

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances. See "Waiver of the Deferred Sales Charge," page 13.

CLASS B DISTRIBUTION  PLAN -- The Fund has adopted a Class B  Distribution  Plan that  allows  the  Fund  to  pay  distribution  fees  to  the  Distributor.  The
Distributor uses the fees to finance  activities  related to the sale of Class B shares and services to  shareholders.  The  distribution fee is equal to .75% of the  average  daily  net  assets  of the  Fund's  Class B  shares.  Because  the distribution  fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will  increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase.  This is advantageous to such  shareholders  because Class A shares are subject to a lower  distribution  fee than Class B shares. A pro rata amount of Class B shares  purchased  through the  reinvestment  of  dividends  or other distributions  is also  converted  to  Class A  shares  each  time  that  shares purchased directly are converted.

CLASS C SHARES -- Class C shares are not  subject to a sales  charge at the time of  purchase.  An order for Class C shares will be priced at the Fund's NAV next calculated  after the order is accepted by the Fund. The Fund's NAV is generally calculated  as of the close of trading on every day the New York Stock  Exchange is open.

Class C shares  are  subject  to a deferred  sales  charge of 1.00% if  redeemed within  one year  from the date of  purchase.  The  deferred  sales  charge is a percentage  of the NAV of the  shares  at the  time  they  are  redeemed  or the original  purchase price,  whichever is less. Shares that are not subject to the deferred sales charge are redeemed first.  Then, shares held the longest will be the first to be redeemed.  The Distributor  will waive the deferred sales charge under certain circumstances. See "Waiver of the Deferred Sales Charge," page 13.

CLASS C DISTRIBUTION  PLAN -- The Fund has adopted a Class C  Distribution  Plan that  allows  the  Fund  to  pay  distribution  fees  to  the  Distributor.  The
Distributor uses the fees to finance  activities  related to the sale of Class C shares and services to  shareholders.  The  distribution fee is equal to .50% of the  average  daily  net  assets  of the  Fund's  Class C  shares.  Because  the distribution  fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will  increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

CLASS S SHARES -- Class S shares are not  subject to a sales  charge at the time of  purchase.  An order for Class S shares will be priced at the Fund's NAV next calculated  after the order is accepted by the Fund. The Fund's NAV is generally calculated  as of the close of trading on every day the New York Stock  Exchange is open.

Class S shares are subject to a deferred sales charge if redeemed within 7 years from the date of purchase.  The deferred sales charge is a percentage of the NAV of the shares at the time they are  redeemed  or the  original  purchase  price, whichever is less.  Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred  sales charge is based upon the number of years since the shares were purchased, as follows:

                        --------------------------------
                        NUMBER OF YEARS       DEFERRED
                        SINCE PURCHASE      SALES CHARGE
                        --------------------------------
                              1                  6%
                              2                  6%
                              3                  5%
                              4                  4%
                              5                  3%
                              6                  2%
                              7                  1%
                          8 and more             0%
                        --------------------------------

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances. See "Waiver of the Deferred Sales Charge," page 13. Investors for whom  Class S shares may be  appropriate  include  (1)  persons  working  with a registered investment adviser, financial planner or other financial intermediary where financial  planning,  asset allocation or other services are provided at a reduced fee, or for no additional fee; (2) qualified  retirement plans where the selling dealer is absorbing  certain plan expenses and (3) investors with unique service  needs.  In each of the  foregoing  cases,  with the purchase of Class S shares the investor is receiving  services at reduced or no additional  cost, in addition to Fund shares. The Fund does not monitor or make any representation as to the quality or value of any of the foregoing services.

CLASS S DISTRIBUTION  PLAN -- The Fund has adopted a Class S  Distribution  Plan that  allows  the  Fund  to  pay  distribution  fees  to  the  Distributor.  The
Distributor uses the fees to finance  activities  related to the sale of Class S shares and services to  shareholders.  The distribution fee is equal to 1.00% of the  average  daily  net  assets  of the  Fund's  Class S  shares.  Because  the distribution  fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will  increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge under the following circumstances:

o  Upon the death of the  shareholder if shares are redeemed  within one year of the shareholder's death

o  Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder  becoming disabled and the shareholder was not disabled when the shares were purchased

o  In connection  with required  minimum  distributions  from a retirement  plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue
   Code

o  In connection  with  distributions  from  retirement  plans  qualified  under
   Section 401(a) or 401(k) of the Internal Revenue Code for:

   -  returns of excess contributions to the plan
   -  retirement of a participant in the plan
   -  a loan  from the plan  (loan  repayments  are  treated  as new  sales  for purposes of the deferred sales charge)

o  Upon the financial  hardship (as defined in regulations  under the Code) of a participant in a plan

o  Upon termination of employment of a participant in a plan

o  Upon any other permissible withdrawal under the terms of the plan

CONFIRMATIONS AND STATEMENTS -- The Fund will send you a confirmation  statement after every  transaction  that  affects your  account  balance or  registration.
However,  certain  automatic  transactions may be confirmed on a quarterly basis including systematic withdrawals,  automatic purchases and reinvested dividends.
Each shareholder will receive a quarterly  statement  setting forth a summary of the transactions that occurred during the preceding quarter.

SELLING SHARES

Selling  your shares of a Fund is called a  "redemption,"  because the Fund buys back its  shares.  A  shareholder  may sell  shares at any time.  Shares will be redeemed  at the NAV next  determined  after the order is accepted by the Fund's transfer  agent,  less  any  applicable  (i)  deferred  sales  charge  and  (ii)
redemption fee. A Fund's NAV is generally  calculated as of the close of trading on every  day the New  York  Stock  Exchange  is open.  Any  share  certificates representing  Fund shares being sold must be returned with a request to sell the shares.  The value of your shares at the time of redemption  may be more or less than their  original  cost. The Fund reserves the right to honor any request for redemption by making  payment in whole or in part in securities  selected in the sole  discretion of the Fund. The  redemption-in-kind  will not include  wrapper agreements.

When redeeming  recently purchased shares, if the Fund has not collected payment for the  shares,  it may  delay  sending  the  proceeds  until it has  collected payment, which may take up to 15 days.

When the Interest Rate Trigger is active, redemptions that are not Qualified TSA
Redemptions,  Qualified  IRA  Redemptions  or  Qualified  Plan  Redemptions,  as
described in the following sections,  will be subject to a 2% redemption fee. It is therefore  important to consult with your  professional tax advisor regarding the terms, conditions and tax consequences of such withdrawals.

To sell your shares, send a letter of instruction that includes:

o  The name and signature of the account owner(s)
o  The name of the Fund
o  The reason you are selling your shares
o  The dollar amount or number of shares to sell
o  Where to send the proceeds
o  A signature guarantee if
   -  The check will be mailed to a payee or address  different than that of the account owner, or
   -  The sale of shares is more than $10,000.

--------------------------------------------------------------------------------
A SIGNATURE  GUARANTEE  helps protect  against  fraud.  Banks,  brokers,  credit unions, national securities exchanges and savings associations provide signature guarantees.  A notary public is not an eligible signature  guarantor.  For joint accounts, both signatures must be guaranteed.
--------------------------------------------------------------------------------

Mail your request to:

         Security Management Company, LLC
         P.O. Box 750525
         Topeka, KS 66675-9135

Signature requirements vary based on the type of account you have:

o  INDIVIDUAL  OR JOINT  TENANTS:  Written  instructions  must be  signed  by an individual  shareholder,  or in  the  case  of  joint  accounts,  all  of the shareholders, exactly as the name(s) appears on the account.

o  UGMA OR UTMA:  Written  instructions  must be signed by the  custodian  as it appears on the account.

o  SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

o  CORPORATION  OR  ASSOCIATION:  Written  instructions  must be  signed  by the person(s)  authorized  to act on the account.  A certified  resolution  dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Fund.

o  TRUST: Written instructions must be signed by the trustee(s).  If the name of
   the  current   trustee(s)  does  not  appear  on  the  account,  a  certified certificate of incumbency dated within 60 days must also be submitted.

o  RETIREMENT: Written instructions must be signed by the account owner.

INTEREST RATE TRIGGER -- Qualified TSA  Redemptions,  Qualified IRA  Redemptions
and Qualified  Plan  Redemptions  are not subject to the  redemption  fee at any time. All other  redemptions are subject to the redemption fee, in the amount of
2%, on the proceeds of such  redemptions  of shares by  shareholders  on any day that the  "Interest  Rate  Trigger" (as  described  below) is "active,"  and not subject to those charges on days that the Interest  Rate Trigger is  "inactive."
The Interest Rate Trigger is active on any day when,  as of the  preceding  day, the "Reference  Index Yield" exceeds the sum of the "Annual  Effective Yield" of the  PreservationPlus  Income Portfolio  ("Portfolio") plus 1.55%. The Reference
Index Yield on any  determination  date is the previous  day's closing "Yield to
Worst" on the Lehman Brothers Intermediate  Treasury Bond Index(R).  The "Annual
Effective Yield" generally  represents one day's investment  income expressed as an annualized  yield and  compounded  annually.  The status of the Interest Rate
Trigger  will  either  be  "active"  or  "inactive"  on any  day,  and  shall be determined  on  every  day  that an NAV is  calculated  for the  Fund.  Once the
Interest Rate Trigger is active, it remains active every day until the Reference
Index Yield is less than the sum of the Annual  Effective Yield of the Portfolio plus 1.30%,  at which time the  Interest  Rate Trigger  becomes  inactive on the following day and remains  inactive every day thereafter until it becomes active again.  An  example  of when  and how  the  redemption  fee  will  apply  to the redemption of shares follows.

--------------------------------------------------------------------------------
The Annual  Effective  Yield of the Portfolio shall be expressed as a percentage and  calculated on each  business day as follows based on the dividend  declared for the previous day:

                      (previous day's dividend factor)
                  1 + (------------------------------)^365 - 1
                      (        NAV per share         )

Please note that the Annual  Effective  Yield of the Fund will be lower than the annual  effective yield of the Portfolio  because the  Portfolio's  expenses are lower than the Fund's.
--------------------------------------------------------------------------------

A shareholder  is  considering  submitting a request for a redemption of Class A shares  other than a Qualified  TSA  Redemption,  Qualified  IRA  Redemption  or
Qualified Plan Redemption to the Fund on March 2 in the amount of $5,000. Assume that the  Reference  Index Yield is 8.65% as of the close of business on March 1 and the Annual  Effective  Yield of the Portfolio is 6.20% as of that date.  The
Annual  Effective Yield of the Portfolio plus 1.55% equals 7.75%.  Since this is less than the  Reference  Index Yield of 8.65%,  the  Interest  Rate  Trigger is
active. Thus, the net redemption proceeds to the Shareholder will be $4,900. The redemption fee will continue to apply to all redemptions which are not Qualified
TSA Redemptions,  Qualified IRA Redemptions or Qualified Plan Redemptions  until the day  after the  Reference  Index  Yield is less  than the sum of the  Annual
Effective Yield of the Portfolio plus 1.30%. (Please note that this example does
not  take  into   consideration  an  individual   Shareholder's  tax  issues  or
consequences including without limitation any withholding taxes that may apply.)

The amount of,  and  method of  applying,  the  Redemption  Fee,  including  the operation of the Interest  Rate  Trigger,  may be changed in the future.  Shares currently  offered in this prospectus would be subject to the new combination of
Redemption Fee and Interest Rate Trigger.

Shareholders can obtain information  regarding when the Interest Rate Trigger is active, as well as the Annual Effective Yield of the Portfolio and the Reference
Index Yield by calling 1-800-888-2461.

QUALIFIED TSA REDEMPTIONS -- A redemption of Fund shares can be made at any time without the assessment of a redemption fee if the redemption is a "Qualified TSA
Redemption."  In general,  amounts  distributed to a taxpayer from a TSA account prior to the date on which the taxpayer reaches age 59 1/2 are includible in the taxpayer's gross income and, unless the distribution meets the requirements of a specific  exception under the tax code, are also subject to an early  withdrawal penalty tax. A "Qualified TSA Redemption" is:

o  a  redemption  made by an owner of a TSA  account  that is not subject to the early withdrawal  penalty tax, provided  however,  that a rollover from a TSA account to an IRA account, or a direct  trustee-to-trustee  transfer of a TSA account is not a Qualified TSA Redemption unless the owner of the TSA account or IRA account  continues  the  investment of the  transferred  amount in the
   Fund;

o  a transfer to another investment option that is not a competing fund* in your
   TSA account if:

   -  your TSA account does not allow transfers to competing funds or

   -  your TSA account requires  transfers  between the Fund and a non-competing fund to remain in the  non-competing  fund for a period of at least  three months before being transferred to a competing fund.

*Competing funds are any fixed income investment options with a targeted average duration  of three  years or  less,  or any  investment  option  that  seeks to maintain a stable value per unit or share, including money market funds.

All other redemptions of shares will be subject to the 2% redemption fee, if the
Interest Rate Trigger is active. Specifically,  if your account allows transfers to competing  funds or if they do not require  transfers  between the Fund and a non-competing  fund to remain in the non-competing fund for a period of at least three months before  transfer to a competing fund, all transfers will be subject to a redemption fee.

Owners of TSA accounts  requesting a redemption  of Fund shares will be required to provide a written statement as to whether the proceeds of the redemption will be subject to the early  withdrawal  penalty  tax and to identify  the  specific exception upon which he or she intends to rely. The information  relating to the early  withdrawal  penalty  tax will form the basis  for  determining  whether a redemption is a Qualified TSA Redemption.  The Fund or the Fund's  Administrator
may require  additional  evidence,  such as the  opinion of a  certified  public accountant or tax attorney,  that any particular  redemption will not be subject to early  withdrawal  penalty tax. With respect to a transfer,  the owner may be required to provide evidence that the transfer is not to a competing fund.

QUALIFIED IRA REDEMPTIONS -- A redemption of Fund shares can be made at any time without the assessment of a redemption fee if the redemption is a "Qualified IRA
Redemption." In general,  amounts  distributed to a taxpayer from an IRA account prior to the date on which the taxpayer reaches age 59 1/2 are includible in the taxpayer's gross income and, unless the distribution meets the requirements of a specific  exception under the tax code, are also subject to an early  withdrawal penalty tax. A "Qualified IRA Redemption" is a redemption made by an owner of an
IRA account that is not subject to the early  withdrawal  penalty tax,  provided however, that an IRA rollover, or a direct trustee-to-trustee transfer of an IRA is not a Qualified IRA Redemption  unless the owner of the IRA account continues the investment of the transferred amount in the Fund.

Owners of IRA accounts  requesting a redemption  of Fund shares will be required to provide a written statement as to whether the proceeds of the redemption will be subject to the early  withdrawal  penalty  tax and to identify  the  specific exception upon which he or she intends to rely. This  information  will form the basis for determining  whether a redemption is a Qualified IRA  Redemption.  The
Fund or the Fund's  Administrator may require additional  evidence,  such as the opinion of a certified  public  accountant or tax attorney,  that any particular redemption will not be subject to early withdrawal penalty tax.

QUALIFIED PLAN  REDEMPTIONS -- Your plan  administrator  should be contacted for information  on how to redeem  shares.  There will be no redemption fee assessed for qualified plan redemptions, which are:

o  Redemptions   resulting  from  the  plan  participant's  death,   disability,
   retirement or termination of employment;

o  Redemptions  to  fund  loans  to,  or "in  service"  withdrawals  by,  a plan participant; and

o  Transfers to other plan investment options that are not competing funds* if:

   -  your plan does not allow transfers to competing funds or

   -  your plan requires  transfers between the Fund and a non-competing fund to remain in the  non-competing  fund for a period of at least  three  months before transfer to a competing fund.

*Competing funds are any fixed income investment options with a targeted average duration  of three  years or  less,  or any  investment  option  that  seeks to maintain a stable value per unit or share, including money market funds.

All other redemptions of shares will be subject to the 2% redemption fee, if the
Interest Rate Trigger is active. Specifically,  if your plan allows transfers to competing  funds  or if they do not  require  transfers  between  the Fund and a non-competing  fund to remain in the non-competing fund for a period of at least three months before  transfer to a competing fund, all transfers will be subject to a redemption fee.

The Fund  reserves  the  right to  require  written  verification  of  whether a redemption  request is for a Qualified Plan  Redemption in accordance  with plan provisions  and  to  establish  the  authenticity  of  this  information  before processing a redemption request.

PAYMENT OF REDEMPTION PROCEEDS -- Payments may be made by check.

The Fund may suspend the right of  redemption  during any period when trading on the New York Stock  Exchange is  restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

BY CHECK.  Redemption  proceeds will be sent to the  shareholder(s) of record at the address on our records  generally within seven days after receipt of a valid redemption request. For a charge of $15 deducted from redemption  proceeds,  the
Administrator  will  provide  a  certified  or  cashier's  check,  or  send  the redemption proceeds by express mail, upon the shareholder's request.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares  dividends from its net income daily and pays the dividends on a monthly basis.

The Fund  reserves  the right to include in the daily  dividend  any  short-term capital gains on securities that it sells.  Also, the Fund will normally declare and pay annually any long-term  capital gains as well as any short-term  capital gains that it did not distribute during the year.

On occasion,  the dividends the Fund  distributes may differ from the income the
Fund  earns.   When  the  Fund's  income  exceeds  the  amount   distributed  to
shareholders,  the Fund may make an additional distribution.  When an additional distribution  is  necessary,  the Board of Directors may declare a REVERSE STOCK
SPLIT to occur at the same time the additional  distribution is made. Making the additional  distribution  simultaneously  with  the  reverse  stock  split  will minimize fluctuations in the net asset value of the Fund's shares.

All dividends and capital gains, if any, will automatically be reinvested unless you notify the Fund otherwise.

--------------------------------------------------------------------------------
A  REVERSE  STOCK  SPLIT  reduces  the  number  of  total  shares  the  Fund has outstanding.  The market  value of the  shares  will be the same after the stock split as before the split, but each share will be worth more.
--------------------------------------------------------------------------------

TAX CONSIDERATIONS

The Fund does not ordinarily pay income taxes.  You and other  shareholders  pay taxes on the income or capital gains from the Fund's holdings.

For TSA  owners,  IRA  owners  and Plan  participants  utilizing  the Fund as an investment option under their Plan, dividend and capital gain distributions from the Fund generally will not be subject to current taxation,  but will accumulate on a tax-deferred basis.

Because each participant's tax circumstances are unique and because the tax laws governing  Plans are complex and subject to change,  it is recommended  that you consult your Plan  administrator,  your plan's Summary Plan Description,  and/or your tax advisor about the tax  consequences of your  participation in your Plan and of any Plan contributions or withdrawals.

SHAREHOLDER SERVICES

ACCUMULATION  PLAN -- An  investor  may  choose to invest in the Fund  through a voluntary  Accumulation  Plan.  This  allows for an initial  investment  of $100 minimum and subsequent  investments of $20 minimum at any time. An  Accumulation
Plan involves no obligation to make periodic  investments,  and is terminable at will.

Payments are made by sending a check to the  Distributor who (acting as an agent for the dealer) will purchase whole and fractional  shares of the Fund as of the close of business  on such day as the payment is  received.  The  investor  will receive a confirmation and statement after each investment.

Investors may also choose to use "Secur-O-Matic"  (automatic bank draft) to make
Fund purchases. There is no additional charge for choosing to use Secur-O-Matic.
Withdrawals  from your bank  account may occur up to 3 business  days before the date scheduled to purchase Fund shares.  An application for Secur-O-Matic may be obtained from the Fund.

SYSTEMATIC  WITHDRAWAL  PROGRAM  --  Shareholders  who wish to  receive  regular monthly, quarterly,  semiannual, or annual payments of $25 or more may establish a Systematic  Withdrawal  Program.  A shareholder  may elect a payment that is a specified  percentage  of the  initial or current  account  value or a specified dollar amount.  A Systematic  Withdrawal  Program will be allowed only if shares with a current  aggregate net asset value of $5,000 or more are  deposited  with the  Administrator,  which  will  act as agent  for the  shareholder  under  the
Program. Shares are liquidated at net asset value less any applicable Redemption
Fee.  The Program may be  terminated  on written  notice,  or it will  terminate automatically if all shares are liquidated or redeemed from the account.

A  shareholder  may  establish a Systematic  Withdrawal  Program with respect to
Class B, Class C and Class S shares  without the  imposition  of any  applicable contingent  deferred sales charge,  provided that such withdrawals do not in any
12-month period, beginning on the date the Program is established, exceed 10% of the value of the  account on that date  ("Free  Systematic  Withdrawals").  Free
Systematic  Withdrawals are not available if a Program  established with respect to Class B, Class C or Class S shares  provides for withdrawals in excess of 10%
of  the  value  of the  account  in any  Program  year  and,  as a  result,  all withdrawals  under such a Program would be subject to any applicable  contingent deferred  sales  charge.  Free  Systematic  Withdrawals  will be made  first  by redeeming  those shares that are not subject to the  contingent  deferred  sales charge and then by redeeming  shares held the longest.  The contingent  deferred sales charge  applicable  to a redemption  of Class B, Class C or Class S shares requested while Free Systematic Withdrawals are being made will be calculated as described  under  "Waiver  of  Deferred  Sales  Charge,"  page 13. A  Systematic
Withdrawal form may be obtained from the Fund.

EXCHANGE PRIVILEGE -- Shareholders who own shares of the Fund may exchange those shares for shares of the  Diversified  Income or High Yield  series of  Security
Income Fund or for shares of other mutual funds  distributed by the  Distributor
(the "Security  Funds").  Shareholders,  except those who have purchased through the following custodial accounts of the Administrator,  403(b)(7) accounts, SEPP accounts and SIMPLE Plans, may also exchange their shares for shares of Security
Cash Fund.  Exchanges may be made, only in those states where shares of the fund into which an exchange is to be made are  qualified  for sale. No service fee is presently  imposed  on such an  exchange.  Class A, Class B, Class C and Class S shares of the Fund may be  exchanged  for Class A, Class B and,  if  applicable,
Class C and Class S shares, respectively, of another Security Fund. A Redemption
Fee may be assessed on an exchange from the Fund to another Security Fund if the
Interest Rate Trigger is active. Any applicable contingent deferred sales charge will be calculated from the date of the initial purchase.

Exchanges of Class A shares from the Fund are made at net asset value  without a front-end  sales  charge  if (1) the  shares  have  been  owned  for at least 90 consecutive days prior to the exchange, (2) the shares were acquired pursuant to a prior  exchange  from a  Security  Fund which  assessed a sales  charge on the original  purchase,  or  (3)  the  shares  were  acquired  as a  result  of  the reinvestment of dividends or capital gains  distributions.  Exchanges of Class A shares from the Fund,  other than those described  above,  are made at net asset value plus the sales charge  described in the  prospectus of the other  Security
Fund being acquired, less the sales charge paid on the shares of the Fund at the time of original purchase.

Shareholders  should contact the Fund before  requesting an exchange in order to ascertain  whether  any  sales  charges  are  applicable  to  the  shares  to be exchanged.  In effecting the exchanges of Fund shares,  the  Administrator  will first cause to be exchanged those shares which would not be subject to any sales charges.  The  terms  of an  employee-sponsored  retirement  plan  may  affect a shareholder's  right to exchange  shares as described  above.  Contact your plan sponsor or administrator  to determine if all of the exchange options  discussed above are available under your plan.

For tax purposes,  an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an  exchange  occurring  within  ninety  days after the  exchanged  shares  were acquired.

Exchanges are made upon receipt of a properly completed  Exchange  Authorization form.  This  privilege  may  be  changed  or  discontinued  at any  time  at the discretion of the management of the Fund upon 60 days' notice to shareholders. A current  prospectus  of the Security Fund into which an exchange is made will be given to each shareholder exercising this privilege.

DOLLAR COST AVERAGING.  Only for shareholders of a TSA account  sponsored by the
Administrator and opened on or after June 5, 2000, a special exchange  privilege is available. This privilege allows such shareholders to make periodic exchanges of shares  from the Fund  (held in  non-certificate  form) to one or more of the funds available under the exchange  privilege as described above.  Such periodic exchanges in which  securities  are purchased at regular  intervals are known as
"dollar cost averaging." With dollar cost averaging,  the cost of the securities gets  averaged over time and possibly over various  market  cycles.  Dollar cost averaging does not guarantee profits,  nor does it assure that you will not have losses.

You may obtain a dollar cost averaging request form from the Administrator.  You must designate on the form whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares.  The  Administrator  will exchange  shares  as  requested  on the first  business  day of the  month.  The
Administrator  will  make  exchanges  until  your  account  value in the Fund is depleted  or until you  instruct  the  Administrator  to  terminate  dollar cost averaging. You may instruct the Administrator to terminate dollar cost averaging at any time by written request.

ASSET  REBALANCING.  Only for  shareholders  of a TSA account  sponsored  by the
Administrator and opened on or after June 5, 2000, a special exchange  privilege is available that allows  shareholders to  automatically  exchange shares of the funds on a quarterly basis to maintain a particular  percentage allocation among the funds.  The  available  funds are those  discussed  above under the exchange privilege and shares of such funds must be held in  non-certificate  form.  Your account  value  allocated  to a fund will grow or decline in value at  different rates during the  selected  period,  and asset  rebalancing  will  automatically reallocate  your account  value in the funds to the  allocation  you select on a quarterly basis.

You may obtain an asset  rebalancing  request form from the  Administrator.  You must  designate on the form the  applicable  funds and the percentage of account value to be maintained in each fund. Thereafter, the Administrator will exchange shares of the funds to maintain  that  allocation  on the first  business day of each calendar  quarter.  You may instruct the  Administrator  to terminate asset rebalancing at any time by written request.

RETIREMENT  PLANS -- The Fund has available  tax-qualified  retirement plans for individuals,  prototype plans for the self-employed,  pension and profit sharing plans for  corporations  and  custodial  accounts for employees of public school systems and  organizations  meeting the requirements of Section 501(c)(3) of the
Internal Revenue Code. Further  information  concerning these plans is contained in the Fund's Statement of Additional Information.

GENERAL INFORMATION

SHAREHOLDER  INQUIRIES  --  Shareholders  who have  questions  concerning  their account or wish to obtain  additional  information,  may call the Fund (see back cover for address and telephone numbers), or contact their securities dealer.

FINANCIAL HIGHLIGHTS

The financial  highlights  table is intended to help you  understand  the Fund's financial  performance for its Class A shares, Class B shares and Class C shares during the  period  since  commencement  of the Fund or share  class.  Financial performance  for Class S shares is not  reported  since these shares will not be available until February 1, 2001. Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor  would have earned (or lost) on an  investment  in the Fund assuming reinvestment  of all  dividends and  distributions.  This  information  has been audited  by Ernst & Young LLP,  whose  report,  along with the Fund's  financial statements, is included in the annual report which is available upon request.

--------------------------------------------------------------------------------
SECURITY CAPITAL PRESERVATION FUND (CLASS A)
--------------------------------------------------------------------------------
                                                             FISCAL YEAR ENDED
                                                               SEPTEMBER 30
                                                            --------------------
                                                              2000       1999(a)
                                                              ----       -------
PER SHARE DATA
Net asset value beginning of period......................    $10.00      $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................................      0.65        0.22

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income....................................     (0.65)      (0.22)
                                                              -----       -----
Net asset value end of period............................    $10.00      $10.00
                                                              =====       =====
Total investment return(b)...............................      6.65%       2.24%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).....................   $198,235     $25,261
Ratio of net investment income to average net assets.....      6.51%       6.16%
Ratio of expenses to average net assets(c)...............      1.00%       1.26%
Ratio of expenses to average net assets
  before waivers (c).....................................      1.64%       2.18%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY CAPITAL PRESERVATION FUND (CLASS B)
--------------------------------------------------------------------------------
                                                             FISCAL YEAR ENDED
                                                               SEPTEMBER 30
                                                            --------------------
                                                             2000        1999(a)
                                                             ----        -------
PER SHARE DATA
Net asset value beginning of period......................   $10.00       $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................................     0.60         0.20

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income....................................    (0.60)       (0.20)
                                                             -----        -----
Net asset value end of period............................   $10.00       $10.00
                                                             =====        =====
Total investment return(b)...............................     6.12%        2.03%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).....................      $790         $324
Ratio of net investment income to average net assets.....     6.01%        5.27%
Ratio of expenses to average net assets(c)...............     1.50%        1.89%
Ratio of expenses to average net assets
  before waivers (c).....................................     2.14%        2.81%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY CAPITAL PRESERVATION FUND (CLASS C)
--------------------------------------------------------------------------------
                                                             FISCAL YEAR ENDED
                                                               SEPTEMBER 30
                                                            --------------------
                                                             2000        1999(a)
                                                             ----        -------
PER SHARE DATA
Net asset value beginning of period......................   $10.00       $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................................     0.62         0.21

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income....................................    (0.62)       (0.21)
                                                             -----        -----
Net asset value end of period............................   $10.00       $10.00
                                                             =====        =====
Total investment return(b)...............................     6.39%        2.12%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).....................    $1,697         $194
Ratio of net investment income to average net assets.....     6.26%        5.51%
Ratio of expenses to average net assets(c)...............     1.25%        1.64%
Ratio of expenses to average net assets
   before waivers (c)....................................     1.89%        2.56%
--------------------------------------------------------------------------------

(a)  Security Capital  Preservation  Fund Class A, B and C shares were initially capitalized  on May 3,  1999,  with a net  asset  value  of $10 per  share.
     Amounts  presented  are for the period May 3, 1999  through  September  30,
     1999. Percentage amounts, except for total return, have been annualized.

(b)  Total return  information  does not reflect  deduction of any sales charges imposed at the time of purchase for Class A shares or upon  redemption  for
     Class B and C shares.  Total  returns  for the Fund assume that an investor did not pay a redemption fee at the end of the periods shown.

(c)  Ratio   expenses   to  average   net  assets   include   expenses   of  the
     PreservationPlus Income Portfolio.

                                   APPENDIX A
================================================================================

REDUCED SALES CHARGES

CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or  organizations  purchasing Class A shares of the Fund alone or in combination with Class A shares of other Security Funds.

For purposes of qualifying  for reduced sales charges on purchases made pursuant to Rights of  Accumulation  or a Statement of  Intention,  the term  "Purchaser"
includes the following  persons:  an individual,  his or her spouse and children under the age of 21; a trustee or other  fiduciary  of a single  trust estate or single fiduciary account  established for their benefit;  an organization exempt from federal income tax under Section  501(c)(3) or (13) of the Internal Revenue
Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of the Fund, a Purchaser  may combine all previous  purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge.  The  Distributor  must be notified  when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the
Class A shares of the Fund, and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

STATEMENT  OF  INTENTION  -- A  Purchaser  may  choose  to sign a  Statement  of
Intention  within 90 days after the first  purchase to be  included  thereunder, which  will  cover  future  purchases  of Class A shares of the Fund,  and other
Security Funds,  except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for  purchases  of $1  million  or  more) to  become  eligible  for the  reduced front-end  sales charge  applicable  to the actual  amount  purchased  under the
Statement.  Shares  equal to five  percent  (5%) of the amount  specified in the
Statement of Intention  will be held in escrow until the  statement is completed or  terminated.  These  shares may be redeemed by the Fund if the  Purchaser  is required to pay additional sales charges.

A Statement of Intention may be revised  during the 13-month (or, if applicable,
36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains  distributions are included in the total amount used to determine  reduced  sales  charges.  A Statement of Intention may be obtained from the Fund.

REINSTATEMENT  PRIVILEGE -- Shareholders  who redeem their Class A shares of the
Fund have a one-time  privilege  (1) to reinstate  their  accounts by purchasing
Class A shares  without a sales charge up to the dollar amount of the redemption proceeds;  or (2) to the extent the redeemed shares would have been eligible for the exchange  privilege,  to purchase  Class A shares of another of the Security
Funds,  without  a  sales  charge  up to the  dollar  amount  of the  redemption proceeds. To exercise this privilege,  a shareholder must provide written notice and a check in the  amount of the  reinvestment  within  thirty  days  after the redemption  request;  the reinstatement  will be made at the net asset value per share on the date received by the Fund or the Security Funds, as appropriate.

PURCHASES  AT NET ASSET VALUE -- Class A shares of the Fund may be  purchased at net asset value by (1) directors, officers and employees of the Fund, the Fund's
Administrator  or  Distributor;  directors,  officers and  employees of Security
Benefit  Life  Insurance  Company and its  subsidiaries;  agents  licensed  with
Security Benefit Life Insurance  Company;  spouses or minor children of any such agents; as well as the following  relatives of any such directors,  officers and
employees  (and  their  spouses):  spouses,  grandparents,   parents,  children,
grandchildren,  siblings,  nieces and nephews;  (2) any trust,  pension,  profit sharing or other benefit plan  established by any of the foregoing  corporations
for  persons   described   above;   (3)  retirement   plans  where  third  party
administrators  of such plans have entered into  certain  arrangements  with the
Distributor  or its  affiliates  provided that no commission is paid to dealers;
and (4) officers,  directors,  partners or registered representatives (and their spouses and minor children) of broker-dealers  who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment  purposes and that the securities  will not be transferred  or resold except  through  redemption or repurchase by or on behalf of the Fund.

Class A shares of the Fund may also be  purchased  at net asset  value  when the purchase is made on the recommendation of (i) a registered  investment  adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor;  or (ii) a certified  financial planner or registered broker-dealer  who either  charges  periodic fees to its customers for financial planning,  investment  advisory or asset management  services,  or provides such services in connection with the establishment of an investment account for which a comprehensive  "wrap fee" is imposed.  The Distributor must be notified when a purchase is made that qualifies under this provision.

FOR MORE INFORMATION

--------------------------------------------------------------------------------
BY TELEPHONE-- Call 1-800-888-2461.

BY MAIL-- Write to:
Security Management Company, LLC
700 SW Harrison
Topeka, KS 66636-0001

ON THE  INTERNET -- Reports and other  information  about the Fund can be viewed online or downloaded from:

SEC:  On the EDGAR Database at http://www.sec.gov

SMC, LLC:  http://www.securitybenefit.com

Additional  information  about the Fund  (including  the Statement of Additional
Information)  can  be  reviewed  and  copied  at  the  Securities  and  Exchange
Commission's  Public  Reference Room in Washington,  DC.  Information  about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic  request at the following  e-mail address:  publicinfo@sec.gov  or by
writing  the  Public  Reference  Section  of  the  Commission,   Washington,  DC
20549-0102.
--------------------------------------------------------------------------------

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual  reports to  shareholders.  In the Fund's annual  report,  you will find a discussion of the market  conditions and investment  strategies that  significantly  affected the Fund's  performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  -- The Fund's  Statement  of  Additional
Information and the Fund's annual or semi-annual  report are available,  without
charge  upon  request  by  calling  the  Funds'   toll-free   telephone   number
1-800-888-2461,  extension 3127.  Shareholder  inquiries  should be addressed to
SMC, LLC, 700 SW Harrison Street,  Topeka, Kansas 66636-0001,  or by calling the
Fund's  toll-free  telephone  number  listed  above.  The  Fund's  Statement  of
Additional Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

                   Security Income Fund............. 811-2120

                                  www.securitybenefit.com

                                  [SDI LOGO]
                                  SECURITY DISTRIBUTORS, INC.
                                  A Member of The Security Benefit
                                  Group of Companies
                                  700 SW Harrison St., Topeka, Kansas 66636-0001

--------------------------------------------------------------------------------

SECURITY INCOME FUND

o  CAPITAL PRESERVATION SERIES

Member of The Security Benefit Group of Companies
700 SW Harrison, Topeka, Kansas 66636-0001
(785) 431-3127
(800) 888-2461

This Statement of Additional Information is not a Prospectus.  It should be read in  conjunction  with  the  Prospectus  dated  February  1,  2001,  as it may be supplemented from time to time. A Prospectus may be obtained by writing Security
Distributors,  Inc., 700 SW Harrison,  Topeka, Kansas 66636-0001,  or by calling
(785)  431-3127 or (800)  888-2461,  ext.  3127.  The Funds'  September 30, 2000
Annual Report is incorporated herein by reference.

STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 1, 2001
RELATING TO THE  PROSPECTUS  DATED  FEBRUARY 1, 2001,
AS IT MAY BE  SUPPLEMENTED FROM TIME TO TIME
--------------------------------------------------------------------------------

FUND ADMINISTRATOR
Security Management Company, LLC
700 SW Harrison Street
Topeka, Kansas 66636-0001

DISTRIBUTOR
Security Distributors, Inc.
700 SW Harrison Street
Topeka, Kansas 66636-0001

CUSTODIAN
UMB Bank, N.A.
928 Grand Avenue
Kansas City, Missouri 64106

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
2001 Market Street
Philadelphia, Pennsylvania 19103

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

    U.S. DOLLAR-DENOMINATED SOVEREIGN AND

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Security Capital Preservation Fund (the "Fund") is a separate series of Security
Income Fund, an open-end,  management  investment  company  (mutual fund) of the series type, offering shares of the Fund ("Shares") as described herein.

   As  described  in the  Fund's  Prospectus,  the  Fund  seeks to  achieve  its investment  objective by investing all its net investable  assets (the "Assets")
in PreservationPlus  Income Portfolio (the "Portfolio"),  a diversified open-end management  investment company having the same investment objective as the Fund.
The  Portfolio is a separate  subtrust of BT Investment  Portfolios,  a New York master trust fund (the "Portfolio Trust").

   Because the investment  characteristics  of the Fund  correspond  directly to those of the  Portfolio  (in  which the Fund  invests  all of its  assets),  the following is a discussion of the various  investments of and techniques employed by the  Portfolio.  The  Fund has been  established  to serve as an  alternative investment to short-term bond funds and money market funds.  In addition,  since
to  date,  there  has  been  no  comparable   investment  substitute  for  those
individuals  who are  "rolling"  assets over from the stable value or guaranteed investment  contract  ("GIC")  option of their  employee  benefit plans (such as
401(k) plans), the Fund is designed to be that comparable alternative.

   Shares  of the Fund are  sold by  Security  Distributors,  Inc.,  the  Fund's distributor  (the  "Distributor"),  solely to  tax-sheltered  annuity  custodial accounts as defined in Section  403(b)(7) of the Internal  Revenue Code of 1986,
as amended (the "Code"),  individual  retirement  accounts as defined in Section
408 of the Code including  "SIMPLE IRAs" and "SEP IRAs", Roth IRAs as defined in
Section 408A of the Code, education individual retirement accounts as defined in
Section 530 of the Code and "Keogh Plans"  (sometimes  collectively  referred to herein as  "IRAs"),  and to  employees  investing  through  participant-directed employee benefit plans (each a "Plan" and together "Plans").  Shares are offered to Plans either  directly,  or through vehicles such as bank collective funds or insurance company separate accounts  consisting solely of such Plans. Shares are also  available  to employee  benefit  plans which invest in the Fund through an omnibus account or similar arrangement.

   The Fund's  Prospectus  (the  "Prospectus")  is dated  February 1, 2001.  The
Prospectus provides the basic information investors should know before investing and may be obtained without charge by calling the Distributor at  1-800-888-2461 extension 3127. This Statement of Additional Information ("SAI"), which is not a
prospectus,   is  intended  to  provide  additional  information  regarding  the activities  and  operations  of the Fund and the Portfolio and should be read in conjunction  with  the  Prospectus.  This  SAI is not an offer by the Fund to an investor  that has not received a  Prospectus.  Capitalized  terms not otherwise defined in this SAI have the meanings ascribed to them in the Prospectus.

INVESTMENT  OBJECTIVE -- The investment objective of the Fund is a high level of current  income  while  seeking to  maintain a stable net asset value per Share.
There can, of course,  be no assurance that the Fund will achieve its investment objective.

INVESTMENT  POLICIES  --The Fund seeks to achieve its  investment  objective  by investing  all of its  Assets in the  Portfolio.  The Fund's  investment  in the
Portfolio  may be  withdrawn  at any time if the Board of  Directors of Security
Income Fund determines that it is in the best interests of the Fund to do so.

   The Portfolio's  investment objective is a high level of current income while seeking to maintain a stable net asset value per Share. The Portfolio expects to invest  primarily in fixed income  securities  ("Fixed  Income  Securities")  of varying  maturities  rated,  at the  time of  purchase,  in one of the top  four long-term  rating  categories  by Standard & Poor's  Ratings  Services  ("S&P"),
Moody's Investors Service, Inc. ("Moody's"), or Duff & Phelps Credit Rating Co.,
or  comparably  rated  by  another  nationally  recognized   statistical  rating
organization  ("NRSRO"),  or, if not rated by a NRSRO, of comparable  quality as determined by Bankers Trust in its sole discretion.

   In addition,  the Portfolio will enter into contracts ("Wrapper  Agreements")
with  insurance  companies,  banks or  other  financial  institutions  ("Wrapper
Providers")  that  are  rated,  at the time of  purchase,  in one of the top two long-term rating categories by Moody's or S&P. There is no active trading market for Wrapper Agreements, and none is expected to develop; therefore, they will be considered  illiquid.  At the time of purchase,  the value of all of the Wrapper
Agreements  and  any  other  illiquid  securities  will  not  exceed  15% of the
Portfolio's net assets.

   The following is a discussion of the various  investments  of and  techniques employed by the Portfolio.

   SHORT-TERM  INSTRUMENTS.  The  Portfolio's  assets  may be  invested  in high quality short-term  investments with remaining maturities of 397 days or less to
maintain  the  Liquidity   Reserve  (as  defined  below),  to  meet  anticipated
redemptions  and expenses for  day-to-day  operating  purposes and when,  in the opinion of Bankers  Trust  Company,  the  Portfolio's  investment  adviser  (the
"Adviser" or "Bankers  Trust"),  it is advisable to adopt a temporary  defensive position  because of unusual and adverse  conditions  affecting  the  respective markets. The Portfolio may hold short-term investments consisting of foreign and domestic (i) short-term  obligations of sovereign  governments,  their agencies, instrumentalities,  authorities or political subdivisions; (ii) other short-term debt securities rated in one of the top two short-term  rating  categories by an
NRSRO or, if unrated, of comparable quality in the opinion of the Adviser; (iii)
commercial paper; (iv) bank obligations,  including  negotiable  certificates of deposit, time deposits and bankers' acceptances;  and (v) repurchase agreements.
At the time the  Portfolio  invests in commercial  paper,  bank  obligations  or
repurchase  agreements,   the  issuer  or  the  issuer's  parent  must  have  an
outstanding  long-term  debt rating of A or higher by Standard & Poor's  Ratings
Group ("S&P") or A-2 or higher by Moody's Investors Service, Inc. ("Moody's") or outstanding  commercial paper or bank obligations rated A-1 by S&P or Prime-1 by
Moody's;  or,  if no such  ratings  are  available,  the  instrument  must be of comparable quality in the opinion of the Adviser.

   CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts  issued by a  depository  institution  in  exchange  for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary  market prior to maturity.  Bankers'  acceptances
typically  arise  from  short-term  credit   arrangements   designed  to  enable
businesses to obtain funds to finance  commercial  transactions.  Generally,  an acceptance  is a time draft  drawn on a bank by an  exporter  or an  importer to obtain a stated  amount of funds to pay for specific  merchandise.  The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the  instrument on its maturity  date.  The acceptance may then be held  by the  accepting  bank  as an  earning  asset  or it may be  sold  in the secondary market at the going rate of discount for a specific maturity. Although maturities for  acceptances can be as long as 270 days,  most  acceptances  have maturities of six months or less.

   COMMERCIAL PAPER.  Commercial paper consists of short-term  (usually from one to 270 days)  unsecured  promissory  notes  issued by  corporations  in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing  arrangement involving periodically  fluctuating  rates of interest under a letter agreement  between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

   For a description of commercial paper ratings, see the Appendix.

   U.S.  DOLLAR-DENOMINATED  FIXED  INCOME  SECURITIES.  Bonds  and  other  debt instruments are used by issuers to borrow money from investors.  The issuer pays the  investor a fixed or  variable  rate of  interest  and must repay the amount borrowed at maturity.  Some debt  securities,  such as zero coupon bonds, do not pay current  interest but are  purchased  at a discount  from their face values.
Debt securities, loans and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest  rates.  Longer-term  bonds are generally more sensitive to interest rate changes than short-term bonds.

   U.S.  DOLLAR-DENOMINATED  FOREIGN  SECURITIES.  The  Portfolio  may  invest a portion  of its  assets in the  dollar-denominated  debt  securities  of foreign companies.  Investing in the securities of foreign companies involves more risks than  investing  in  securities  of U.S.  companies.  Their  value is subject to economic and political developments in the countries where the companies operate and to changes in  foreign  currency  values.  Values  may also be  affected  by foreign tax laws,  changes in foreign  economic or monetary  policies,  exchange control regulations and regulations  involving  prohibitions on the repatriation of foreign currencies.

   In general,  less  information may be available about foreign  companies than about U.S.  companies,  and foreign  companies  are generally not subject to the same  accounting,  auditing  and  financial  reporting  standards  as  are  U.S.
companies.  Foreign  securities  markets  may be less liquid and subject to less regulation than the U.S. securities markets.  The costs of investing outside the
United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

   U.S. DOLLAR-DENOMINATED  SOVEREIGN AND SUPRANATIONAL FIXED INCOME SECURITIES.
Debt  instruments  issued or  guaranteed  by foreign  governments,  agencies and supranational organizations ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, may involve a high degree of risk. The issuer of the  obligation  or the  governmental  authorities  that  control  the repayment of the debt may be unable or unwilling to repay principal and interest when due and may require  renegotiation  or  rescheduling  of debt payments.  In addition,  prospects  for  repayment  of  principal  and  interest may depend on political as well as economic factors.

   MORTGAGE-   AND   ASSET-BACKED   SECURITIES.   The   Portfolio  may  purchase
mortgage-backed  securities  issued  by the U.S.  government,  its  agencies  or instrumentalities and non-governmental  entities such as banks, mortgage lenders or other financial  institutions.  Mortgage-backed  securities  include mortgage
pass-through   securities,   mortgage-backed   bonds  and  mortgage  pay-through
securities. A mortgage pass-through security is a pro rata interest in a pool of mortgages  where the cash flow generated from the mortgage  collateral is passed through to the security holder. A mortgage-backed  bond is a general  obligation of the  issuer,  payable  out of the  issuer's  general  funds and  additionally secured by a first lien on a pool of mortgages.  Mortgage pay-through securities exhibit  characteristics  of both  pass-through and  mortgage-backed  bonds. The mortgage  pass-through  securities issued by  non-governmental  entities such as banks,  mortgage lenders or other financial  institutions in which the Portfolio may invest  include  private label  mortgage  pass-through  securities and whole loans. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial  real estate or residential  properties.  Other types of mortgage-backed  securities  will likely be  developed  in the  future,  and the
Portfolio may invest in them if Bankers  Trust  determines  they are  consistent with the Portfolio's investment objective and policies.

   COLLATERALIZED  MORTGAGE OBLIGATIONS ("CMOS"). CMOs are mortgage-backed bonds that separate mortgage pools into different classes,  called tranches.  Tranches pay different rates of interest and can mature in a few months, or in as long as
20 years. Issued by the Federal Home Loan Mortgage Corporation (Freddie Mac) and
private issuers, CMOs are usually backed by  government-guaranteed  or other top grade mortgages and have AAA ratings.  In return for a lower yield, CMOs provide investors  with  increased  security  throughout  the life of  their  investment compared to purchasing a whole  mortgage-backed  security.  Even so, if mortgage rates drop sharply, causing a flood of refinancings,  prepayment rates will soar and CMO tranches will be repaid before their expected maturity.

   REMICs are pass-through  vehicles created under the tax reform act of 1986 to
issue  multiclass  mortgage-backed  securities.   REMICs  may  be  organized  as
corporations,  partnerships  or  trusts.  Interests  in REMICs  may be senior or junior, regular (debt instruments) or residual (equity interests). CMOs normally have AAA bond ratings, whereas REMICs represent a range of risk levels.

   Asset-backed   securities   have   structural   characteristics   similar  to
mortgage-backed  securities.  However,  the underlying assets are not first lien mortgage  loans or interests  therein but include  assets such as motor  vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various  types of real and personal  property,  and  receivables  from revolving credit (credit card) agreements.  Such assets are securitized  through the use of trusts or special purpose corporations.  Payments or distributions of principal  and  interest on  asset-backed  securities  may be  guaranteed  up to certain  amounts  and for a certain  time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

   The yield  characteristics  of the mortgage- and  asset-backed  securities in which the Portfolio may invest differ from those of traditional debt securities.
Among the major  differences  are that interest and principal  payments are made more frequently on mortgage- and asset-backed  securities  (usually monthly) and that principal may be prepaid at any time because the underlying  mortgage loans or other  assets  generally  may be  prepaid  at any time.  As a result,  if the
Portfolio  purchases  these  securities at a premium,  a prepayment rate that is faster than  expected will reduce their yield,  while a prepayment  rate that is slower  than  expected  will  have the  opposite  effect  of  increasing  yield.
Conversely,  if the Portfolio  purchases these securities at a discount,  faster than expected prepayments will increase,  while slower than expected prepayments will reduce,  their yield.  Amounts  available for reinvestment by the Portfolio are likely to be greater  during a period of declining  interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

   Unlike ordinary Fixed Income Securities,  which generally pay a fixed rate of interest and return  principal upon maturity,  mortgage-backed  securities repay both interest income and principal as part of their periodic  payments.  Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeowners or corporate  borrowers,  mortgage-backed  securities give rise to certain  unique  "pre-payment"  risks.  Prepayment  risk  or  call  risk  is the likelihood that, during periods of falling interest rates,  securities with high stated interest rates will be prepaid (or "called") prior to maturity, requiring the Portfolio to invest the proceeds at generally lower interest rates.

   In general,  the prepayment rate for mortgage-backed  securities decreases as interest  rates rise and  increases  as  interest  rates fall.  However,  rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the  volatility of these  securities by effectively changing a security that was considered a short-term security at the time of  purchase  into a long-term  security.  Long-term  securities  generally fluctuate  more widely in  response to changes in interest  rates than short- or intermediate-term securities.

   The market for  privately  issued  mortgage- and  asset-backed  securities is smaller  and less  liquid  than the market for U.S.  government  mortgage-backed securities.  CMO classes may be specially  structured  in a manner that provides any of a wide variety of investment  characteristics,  such as yield,  effective maturity and interest rate sensitivity.  As market conditions  change,  however, and  particularly  during  periods of rapid or  unanticipated  changes in market interest  rates,  the  attractiveness  of the CMO classes and the ability of the
structure  to  provide  the  anticipated   investment   characteristics  may  be
significantly  reduced.  These  changes can result in  volatility  in the market value, and in some instances reduced liquidity, of the CMO class.

   Asset-backed  securities  present  certain  risks that are not  presented  by mortgage-backed securities.  Primarily, these securities do not have the benefit of the same type of security  interest in the  related  collateral.  Credit card receivables  are  generally  unsecured,  and the  debtors  are  entitled  to the protection of a number of state and federal  consumer credit laws, many of which give such  debtors  the right to avoid  payment of certain  amounts  owed on the credit cards,  thereby reducing the balance due. There is the risk in connection with automobile  receivables that recoveries on repossessed  collateral may not, in some cases, be available to support payments on those securities.

   ZERO-COUPON  SECURITIES.  The  Portfolio  may invest in certain  zero  coupon securities  that are  "stripped"  U.S.  Treasury  notes and bonds.  Zero  Coupon
Securities  including CATS,  TIGRs and TRs, are the separate income or principal components  of a debt  instrument.  Zero coupon  securities  usually  trade at a substantial  discount from their face or par value.  Zero coupon  securities are subject to greater fluctuations of market value in response to changing interest
rates  than  debt  obligations  of  comparable   maturities  that  make  current
distributions of interest in cash. Zero coupon securities involve risks that are similar to those of other debt  securities,  although they may be more volatile, and the value of certain zero coupon  securities  moves in the same direction as interest rates. Zero coupon bonds do not make regular interest payments.

   WRAPPER  AGREEMENTS.  Wrapper  Agreements  are  structured  with a number  of different features.  Wrapper Agreements  purchased by the Portfolio are of three basic types:  (1)  non-participating,  (2)  participating  and (3)  "hybrid." In addition,  the Wrapper  Agreements will either be of  fixed-maturity or open-end maturity  ("evergreen").  The Portfolio  enters into particular types of Wrapper
Agreements depending upon their respective cost to the Portfolio and the Wrapper
Provider's  creditworthiness,   as  well  as  upon  other  factors.  Under  most
circumstances,   it  is   anticipated   that  the  Portfolio   will  enter  into
participating  Wrapper  Agreements  of  open-end  maturity  and  hybrid  Wrapper
Agreements.

   Under a  NON-PARTICIPATING  WRAPPER  AGREEMENT,  the Wrapper Provider becomes obligated  to make a payment  to the  Portfolio  whenever  the  Portfolio  sells
Covered Assets at a price below Book Value to meet withdrawals of a type covered by the Wrapper Agreement (a "Benefit Event").  Conversely, the Portfolio becomes obligated to make a payment to the Wrapper Provider whenever the Portfolio sells
Covered Assets at a price above their Book Value in response to a Benefit Event.
In neither case is the Crediting Rate adjusted at the time of the Benefit Event.
Accordingly,  under  this type of  Wrapper  Agreement,  while the  Portfolio  is protected against decreases in the market value of the Covered Assets below Book
Value,  it does not realize  increases in the market value of the Covered Assets above Book Value; those increases are realized by the Wrapper Providers.

   Under a  PARTICIPATING  WRAPPER  AGREEMENT,  the  obligation  of the  Wrapper
Provider or the  Portfolio  to make  payments to each other  typically  does not arise until all of the Covered Assets have been liquidated.  Instead of payments being made on the  occurrence of each Benefit  Event,  these  obligations  are a factor in the periodic adjustment of the Crediting Rate.

   Under a HYBRID WRAPPER  AGREEMENT,  the obligation of the Wrapper Provider or the  Portfolio  to make  payments  does not  arise  until  withdrawals  exceed a specified  percentage of the Covered Assets,  after which time payment  covering the difference between market value and Book Value will occur.

   A FIXED-MATURITY  WRAPPER AGREEMENT  terminates at a specified date, at which time  settlement  of any  difference  between Book Value and market value of the
Covered Assets occurs. A fixed-maturity  Wrapper  Agreement tends to ensure that the Covered  Assets  provide a relatively  fixed rate of return over a specified period of time  through  bond  immunization,  which  targets the duration of the
Covered Assets to the remaining life of the Wrapper Agreement.

   An EVERGREEN  WRAPPER  AGREEMENT has no fixed  maturity date on which payment must be made, and the rate of return on the Covered Assets  accordingly tends to vary. Unlike the rate of return under a fixed-maturity  Wrapper  Agreement,  the rate of return on assets covered by an evergreen Wrapper Agreement tends to more closely  track  prevailing  market  interest  rates and thus  tends to rise when interest  rates rise and fall when  interest  rates fall.  An evergreen  Wrapper
Agreement may be converted  into a  fixed-maturity  Wrapper  Agreement that will mature in the number of years equal to the duration of the Covered Assets.

   Wrapper  Providers  are  banks,   insurance  companies  and  other  financial
institutions.  The number of Wrapper  Providers  has been  increasing  in recent years. As of December 2000, there were  approximately 15 Wrapper Providers rated in one of the top two long-term  rating  categories  by Moody's,  S&P or another
NRSRO. The cost of Wrapper  Agreements is typically 0.10% to 0.25% per dollar of
Covered Assets per annum.

   In the  event of the  default  of a Wrapper  Provider,  the  Portfolio  could potentially lose the Book Value protections  provided by the Wrapper  Agreements with that  Wrapper  Provider.  However,  the  impact  of such a  default  on the
Portfolio as a whole may be minimal or  non-existent  if the market value of the
Covered  Assets  thereunder  is greater than their Book Value at the time of the default,  because the Wrapper Provider would have no obligation to make payments to the Portfolio under those  circumstances.  In addition,  the Portfolio may be able to obtain  another  Wrapper  Agreement  from  another  Wrapper  Provider to provide Book Value protections with respect to those Covered Assets. The cost of the  replacement  Wrapper  Agreement  might be higher than the  initial  Wrapper
Agreement due to market conditions or if the market value (plus accrued interest on the  underlying  securities)  of those Covered Assets is less than their Book
Value at the time of entering into the  replacement  agreement.  Such cost would also be in addition to any premiums  previously  paid to the defaulting  Wrapper
Provider.  If  the  Portfolio  were  unable  to  obtain  a  replacement  Wrapper
Agreement,  participants  redeeming Shares might experience losses if the market value of the  Portfolio's  assets no longer covered by the Wrapper  Agreement is below Book Value.  The  combination of the default of a Wrapper  Provider and an inability to obtain a replacement  agreement  could render the Portfolio and the
Fund  unable to achieve  their  investment  objective  of seeking to  maintain a stable value per Share.

   With  respect to  payments  made under the  Wrapper  Agreements  between  the
Portfolio  and the  Wrapper  Provider,  some  Wrapper  Agreements  provide  that payments may be due upon disposition of the Covered Assets, while others provide for  payment  only  upon the total  liquidation  of the  Covered  Assets or upon termination of the Wrapper Agreement. In none of these cases, however, would the terms of the Wrapper  Agreements  specify which  Portfolio  Securities are to be disposed of or liquidated. Moreover, because it is anticipated that each Wrapper
Agreement will cover all Covered Assets up to a specified dollar amount, if more than  one  Wrapper  Provider  becomes  obligated  to pay to  the  Portfolio  the difference  between  Book Value and market value (plus  accrued  interest on the underlying  securities),  each Wrapper  Provider  will pay a pro-rata  amount in proportion  to the  maximum  dollar  amount  of  coverage  provided.  Thus,  the
Portfolio will not have the option of choosing  which Wrapper  Agreement to draw upon in any such payment situation.  Under the terms of most Wrapper Agreements, the Wrapper  Provider will have the right to terminate the Wrapper  Agreement in the  event  that  material  changes  are  made  to  the  Portfolio's  investment objectives or limitations  or to the nature of the  Portfolio's  operations.  In such  event,  the  Portfolio  may be  obligated  to  pay  the  Wrapper  Provider termination  fees equal in amount to the  premiums  that would have been due had the Wrapper Agreement continued through the predetermined  period. The Portfolio will have the right to terminate a Wrapper Agreement for any reason. Such right, however, may also be subject to the payment of termination fees. In the event of termination  of a  Wrapper  Agreement  or  conversion  of an  evergreen  Wrapper
Agreement  to a fixed  maturity,  some Wrapper  Agreements  may require that the duration  of some  portion  of the  Fund's  portfolio  securities  be reduced to correspond to the fixed  maturity or termination  date and that such  securities maintain a higher  credit  rating  than is  normally  required,  either of which requirements might adversely affect the return of the Portfolio and the Fund.

   RISKS OF WRAPPER  AGREEMENTS.  Each Wrapper  Agreement  obligates the Wrapper
Provider to maintain  the "Book  Value" of a portion of the  Portfolio's  assets
("Covered Assets") up to a specified maximum dollar amount,  upon the occurrence of  certain  specified  events.  The Book Value of the  Covered  Assets is their purchase  price (i) plus interest on the Covered  Assets at a rate  specified in the Wrapper Agreement ("Crediting Rate"), and (ii) less an adjustment to reflect any defaulted  securities.  The Crediting  Rate used in computing  Book Value is calculated  by a formula  specified  in the  Wrapper  Agreement  and is adjusted periodically.  In the case of Wrapper Agreements purchased by the Portfolio, the
Crediting  Rate is the  actual  interest  earned on the  Covered  Assets,  or an index-based  approximation  thereof,  plus or minus an adjustment  for an amount receivable from or payable to the Wrapper  Provider based on fluctuations in the market value of the Covered Assets.  As a result,  while the Crediting Rate will generally reflect movements in the market rates of interest,  it may at any time be more or less than these  rates or the actual  interest  income  earned on the
Covered Assets. The Crediting Rate may also be impacted by defaulted  securities and by increases  and  decreases of the amount of Covered  Assets as a result of contributions  and  withdrawals  tied to the  sale  and  redemption  of  Shares.
Furthermore,   the  premiums  due  Wrapper  Providers  in  connection  with  the
Portfolio's investments in Wrapper Agreements are offset against interest earned and thus reduce the Crediting Rate. These premiums are generally paid quarterly.
In no event will the  Crediting  Rate fall below zero percent  under the Wrapper
Agreements entered into by the Portfolio.

   Under the terms of a typical  Wrapper  Agreement,  if the market  value (plus accrued  interest on the  underlying  securities)  of the Covered Assets is less than their Book Value at the time the Covered  Assets are liquidated in order to
provide  proceeds  for  withdrawals  of  Portfolio   interests   resulting  from
redemptions  of  Shares  by Plan  participants,  the  Wrapper  Provider  becomes obligated to pay to the  Portfolio  the  difference.  Conversely,  the Portfolio becomes  obligated to make a payment to the Wrapper  Provider if it is necessary for the Portfolio to liquidate  Covered Assets at a price above their Book Value in order to make withdrawal payments. (Withdrawals generally will arise when the
Fund must pay  shareholders  who redeem their Shares.) Because it is anticipated that each  Wrapper  Agreement  will cover all  Covered  Assets up to a specified dollar amount, if more than one Wrapper Provider becomes obligated to pay to the
Portfolio  the  difference  between  Book Value and market  value (plus  accrued interest on the underlying securities),  each Wrapper Provider will be obligated to pay a pro-rata  amount in proportion to the maximum dollar amount of coverage provided. Thus, the Portfolio will not have the option of choosing which Wrapper
Agreement to draw upon in any such payment situation.

   The terms of the Wrapper  Agreements vary concerning when these payments must actually be made between the Portfolio and the Wrapper Provider.  In some cases, payments  may be due upon  disposition  of the  Covered  Assets;  other  Wrapper
Agreements provide for settlement only upon termination of the Wrapper Agreement or total liquidation of the Covered Assets.

   The Fund expects that the use of Wrapper  Agreements  by the  Portfolio  will under most  circumstances  permit the Fund to maintain a constant  NAV per Share and to pay  dividends  that will  generally  reflect over time both the interest income of, and market  gains and  losses  on,  the  Covered  Assets  held by the
Portfolio less the expenses of the Fund and the Portfolio. However, there can be no  guarantee  that the Fund will  maintain a constant NAV per Share or that any
Fund shareholder or Plan participant will realize the same investment  return as might be realized by investing  directly in the Portfolio  assets other than the
Wrapper Agreements. For example, a default by the issuer of a Portfolio Security or a Wrapper Provider on its obligations might result in a decrease in the value of the Portfolio assets and,  consequently,  the Shares.  The Wrapper Agreements generally  do not  protect  the  Portfolio  from loss if an issuer of  Portfolio
Securities defaults on payments of interest or principal.  Additionally,  a Fund shareholder  may realize more or less than the actual  investment  return on the
Portfolio  Securities  depending upon the timing of the shareholder's  purchases and redemption of Shares, as well as those of other  shareholders.  Furthermore, there can be no assurance that the Portfolio will be able at all times to obtain
Wrapper  Agreements.  Although it is the current  intention of the  Portfolio to obtain such agreements  covering all of its assets (with the exceptions  noted), the  Portfolio  may elect not to cover  some or all of its assets  with  Wrapper
Agreements  should  Wrapper   Agreements  become  unavailable  or  should  other
conditions  such as cost,  in Bankers  Trust's  sole  discretion,  render  their purchase inadvisable.

   If, in the  event of a default  of a Wrapper  Provider,  the  Portfolio  were unable to obtain a replacement Wrapper Agreement,  participants redeeming Shares might experience losses if the market value of the Portfolio's  assets no longer covered by the Wrapper  Agreement is below Book Value.  The  combination  of the default of a Wrapper Provider and an inability to obtain a replacement agreement could  render the  Portfolio  and the Fund  unable to achieve  their  investment objective of maintaining a stable NAV per Share. If the Board of Trustees of the
Portfolio Trust (the "Portfolio Trust Board") determines that a Wrapper Provider is unable to make  payments  when due, that Board may assign a fair value to the
Wrapper  Agreement that is less than the  difference  between the Book Value and the market value (plus accrued  interest on the  underlying  securities)  of the applicable  Covered  Assets and the  Portfolio  might be unable to maintain  NAV stability.

   Some  Wrapper  Agreements  require  that the  Portfolio  maintain a specified percentage of its total assets in short-term investments  ("Liquidity Reserve").
These  short-term  investments  must be used for the payment of withdrawals from the Portfolio and Portfolio expenses.  To the extent the Liquidity Reserve falls below the specified  percentage  of total assets,  the Portfolio is obligated to direct all net cash flow to the  replenishment  of the  Liquidity  Reserve.  The obligation to maintain a Liquidity  Reserve may result in a lower return for the
Portfolio  and the Fund than if these funds were invested in  longer-term  Fixed
Income  Securities.  The Liquidity Reserve required by all Wrapper Agreements is not expected to exceed 20% of the Portfolio's total assets.

   Wrapper  Agreements  also  require  that the Covered  Assets have a specified duration  or  maturity,  consist of  specified  types of  securities  or be of a specified  investment  quality.  The Portfolio will purchase Wrapper  Agreements whose  criteria  in this regard are  consistent  with the  Portfolio's  (and the
Fund's)  investment  objective  and policies as  described  in this  Prospectus.
Wrapper  Agreements may also require the disposition of securities whose ratings are downgraded below a certain level. This may limit the Portfolio's  ability to hold such downgraded securities.  For a description of Wrapper Provider ratings, see the Appendix.

   ILLIQUID SECURITIES.  Mutual funds do not typically hold a significant amount of  illiquid  securities  because  of the  potential  for  delays on resale  and uncertainty  in valuation.  Limitations  on resale may have an adverse effect on the marketability of portfolio securities,  and a mutual fund might be unable to dispose  of  illiquid  securities  promptly  or at  reasonable  prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register  restricted  securities  in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

   In recent  years,  however,  a large  institutional  market has developed for certain  securities  that  are not  registered  under  the 1933  Act,  including
repurchase   agreements,   commercial  paper,   foreign  securities,   municipal
securities and corporate  bonds and notes.  Rule 144A  Securities are securities that are not  registered for sale under the federal  securities  laws but can be resold to  institutions  pursuant to Rule 144A under the Securities Act of 1933.
Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale of such  investments to the general public or to certain  institutions may not be indicative of their liquidity.

   The  Securities  and  Exchange  Commission  (the "SEC") has adopted Rule 144A under the 1933 Act,  which  allows a broader  institutional  trading  market for securities  otherwise  subject to  restriction  on their  resale to the  general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain  securities  to  qualified  institutional
buyers.  The  Adviser   anticipates  that  the  market  for  certain  restricted
securities  such as  institutional  commercial  paper will  expand  further as a result of this rule and the  development  of automated  systems for the trading, clearance  and  settlement  of  unregistered  securities of domestic and foreign issuers,  such as the PORTAL  System  sponsored by the National  Association  of
Securities Dealers, Inc.

   The Adviser will monitor the  liquidity of Rule 144A  securities  held by the
Portfolio  under the  supervision  of the  Portfolio  Trust  Board.  In reaching liquidity  decisions,  the  Adviser  will  consider,  among  other  things,  the following factors: (1) the frequency of trades and quotes for the security;  (2)
the number of dealers and other potential purchasers or sellers of the security;
(3) dealer undertakings to make a market in the security;  and (4) the nature of the security and of the marketplace  trades (e.g., the time needed to dispose of the  security,  the  method  of  soliciting  offers  and  the  mechanics  of the transfer).

   Provided that a dealer or  institutional  trading  market in such  securities exists,  these restricted  securities are treated as exempt from the Portfolio's
15% limit on illiquid  securities.  Under the supervision of the Portfolio Trust
Board,  Bankers Trust  determines  the liquidity of restricted  securities;  and through reports from Bankers Trust,  the Portfolio Trust Board monitors  trading activity  in  restricted  securities.  If  institutional  trading in  restricted securities  were to decline,  the liquidity of the Portfolio  could be adversely affected.

   WHEN-ISSUED  AND DELAYED  DELIVERY  SECURITIES.  The  Portfolio  may purchase securities on a when-issued or delayed  delivery basis.  Delivery of and payment for  these  securities  can  take  place a month or more  after  the date of the purchase  commitment.  The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase  commitment  date or at the time the settlement  date is fixed.  The value of such  securities  is  subject to market fluctuation,  and no interest  accrues to the Portfolio until  settlement  takes place. At the time the Portfolio makes the commitment to purchase  securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate  the maturity for the purposes of average  maturity from that date. At the time of  settlement,  a when-issued  security may be valued at less than the purchase  price. To facilitate  such  acquisitions,  the Portfolio will maintain with its  custodian  (Bankers  Trust) a segregated  account with liquid  assets, consisting of cash, U.S. government securities or other appropriate  securities, in an amount at least  equal to such  commitments.  On  delivery  dates for such transactions,  the Portfolio will meet its obligations  from maturities or sales of the securities  held in the segregated  account and/or from cash flow. If the
Portfolio  chooses to dispose  of the right to  acquire a  when-issued  security prior to its  acquisition,  it  could,  as with  the  disposition  of any  other portfolio  obligation,  realize a gain or loss due to market fluctuation.  It is the current  policy of the Portfolio not to enter into  when-issued  commitments exceeding in the  aggregate  15% of the market value of its total  assets,  less liabilities other than the obligations created by when-issued commitments.

   U.S. GOVERNMENT  OBLIGATIONS.  The Portfolio may invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities.  U.S. government securities are  high-quality  debt  securities  issued or guaranteed by the U.S.
Treasury  or by an  agency  or  instrumentality  of the U.S.  government.  These obligations  may or may not be  backed by the "full  faith  and  credit"  of the
United States. In the case of securities not backed by the full faith and credit of the United States,  the Portfolio must look principally to the federal agency issuing or  guaranteeing  the obligation  for ultimate  repayment and may not be able to assert a claim  against the United States itself in the event the agency or  instrumentality  does not  meet its  commitments.  Securities  in which  the
Portfolio  may  invest  that are not  backed by the full faith and credit of the
United States include obligations of the Tennessee Valley Authority, the Federal
Home Loan Mortgage  Corporation and the U.S.  Postal Service,  each of which has the  right to  borrow  from  the U.S.  Treasury  to meet  its  obligations,  and obligations  of the Federal Farm Credit  System and the Federal Home Loan Banks,
both of whose  obligations may be satisfied only by the individual credit of the issuing  agency.  Securities that are backed by the full faith and credit of the
United  States  include   obligations  of  the  Government   National   Mortgage
Association (the "GNMA"),  the Farmers Home Administration and the Export-Import
Bank.

   LOWER-RATED DEBT SECURITIES ("JUNK BONDS").  The Portfolio may invest in debt securities  rated in the fifth and sixth  long-term  rating  categories  by S&P,
Moody's and Duff & Phelps Credit Rating Company,  or comparably rated by another
NRSRO,  or if not rated by a NRSRO,  of  comparable  quality  as  determined  by
Bankers Trust in its sole discretion.  While the market for high yield corporate debt securities has been in existence for many years and has weathered  previous economic  downturns,  the 1980's brought a dramatic  increase in the use of such securities to fund highly leveraged  corporate  acquisitions and  restructuring.
Past experience may not provide an accurate  indication of future performance of the high yield bond market,  especially during periods of economic recession. In fact,  from 1989 to 1991,  the percentage of lower-rated  debt  securities  that defaulted rose significantly above prior levels.

   The market for  lower-rated  debt  securities  may be thinner and less active than that for  higher  rated debt  securities,  which can  adversely  affect the prices at which the former are sold.  If market  quotations  are not  available, lower-rated  debt  securities  will be  valued  in  accordance  with  procedures established  by the Board of  Trustees,  including  the use of  outside  pricing services.  Judgment  plays a greater role in valuing high yield  corporate  debt securities  than is the case for securities for which more external  sources for quotations  and last  sale  information  is  available.  Adverse  publicity  and changing  investor  perception may affect the  availability  of outside  pricing services to value  lower-rated  debt securities and the  Portfolio's  ability to dispose of these securities.

   Since the risk of default is higher for lower-rated debt securities,  Bankers
Trust's  research  and  credit  analysis  are an  especially  important  part of managing  securities  of  this  type  held  by  the  Portfolio.  In  considering investments  for the  Portfolio,  Bankers  Trust will attempt to identify  those issuers of high yielding debt securities whose financial conditions are adequate to meet future  obligations,  have  improved  or are  expected to improve in the future.  Bankers  Trust's  analysis  focuses on  relative  values  based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

   The Portfolio may choose,  at its expense or in conjunction  with others,  to pursue litigation or otherwise  exercise its rights as a security holder to seek to protect the interest of security  holders if it determines  this to be in the interest of the Portfolio.

   HEDGING  STRATEGIES.  The  Portfolio may use certain  strategies  designed to adjust the overall risk of its investment portfolio.  These "hedging" strategies involve  derivative  contracts,  including U.S. Treasury and Eurodollar  futures contracts and  exchange-traded  put and call options on such futures  contracts.
New financial products and risk management  techniques  continue to be developed and may be used if  consistent  with the  Portfolio's  investment  objective and policies.  Among  other  purposes,  these  hedging  strategies  may be  used  to effectively  maintain a desired portfolio  duration or to protect against market risk should the Portfolio change its investments  among different types of Fixed
Income  Securities.  In this respect,  these hedging strategies are designed for different purposes than the investments in Wrapper Agreements.

   The  Portfolio  might  not use any  hedging  strategies,  and there can be no assurance  that any strategy used will  succeed.  If the Adviser is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging  strategy,  the  Portfolio may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o  the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Portfolio;

o  the possibility of imperfect correlation, or even no correlation, between the price movements of hedging  instruments and price movements of the securities or currencies being hedged;

o  possible  constraints  placed on the Portfolio's  ability to purchase or sell portfolio investments at advantageous times due to the need for the Portfolio to maintain "cover" or to segregate securities; and

o  the  possibility  that the Portfolio will be unable to close out or liquidate its hedged position.

   FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- GENERAL. The successful use of these  instruments  draws upon the Adviser's  skill and  experience  with respect to such  instruments  and  usually  depends on its  ability to  forecast interest  rate  movements  correctly.  If interest  rates move in an  unexpected manner,  the  Portfolio  may not  achieve  the  anticipated  benefits of futures contracts or options  thereon or may realize  losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between  movements  in the price of futures  contracts  or options  thereon  and movements  in the price of the  securities  hedged or used for cover will not be perfect and could produce unanticipated losses.

   FUTURES CONTRACTS. The Portfolio may enter into contracts for the purchase or sale for future  delivery  of  fixed-income  securities  or  contracts  based on financial indices,  including any index of U.S. government  securities,  foreign government securities or corporate debt securities.  U.S. futures contracts have been designed by exchanges that have been designated  "contracts markets" by the
Commodity  Futures Trading  Commission  ("CFTC") and must be executed  through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market.  Futures contracts trade on a number of exchange markets,  and, through their clearing corporations,  the exchanges guarantee performance of the contracts as between the clearing  members of the  exchange.  The  Portfolio may enter into futures  contracts  based on debt  securities  that are backed by the full faith and credit of the U.S.  government,  such as long-term U.S.  Treasury
bonds,  U.S.  Treasury  notes,   GNMA  modified   pass-through   mortgage-backed
securities and three-month  U.S.  Treasury  bills.  The Portfolio may also enter into futures contracts that are based on bonds issued by entities other than the
U.S. government.

   At the same time a futures  contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment. Daily thereafter,  the futures contract  is valued  and  "variation  margin"  may be  required  (that  is,  the
Portfolio  may have to provide or may receive cash that  reflects any decline or increase in the contract's value).

   At the  time of  delivery  of  securities  pursuant  to a  futures  contract, adjustments are made to recognize differences in value arising from the delivery of  securities  with a  different  interest  rate  from  that  specified  in the contract.  In some  (but not many)  cases,  securities  called  for by a futures contract may not have been issued when the contract was written.

   Although  futures  contracts  by their terms call for the actual  delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before  the  termination  date of the  contract  without  having to make or take delivery of the  securities.  The  offsetting  of a  contractual  obligation  is accomplished  by  buying  (or  selling,  as the  case  may be) on a  commodities exchange an identical  futures  contract calling for delivery in the same month.
Such a transaction,  which is effected through a member of an exchange,  cancels
the  obligation  to  make  or  take  delivery  of  the  securities.   Since  all
transactions  in the  futures  market are made,  offset or  fulfilled  through a clearinghouse  associated  with the exchange on which the  contracts are traded, the  Portfolio  will incur  brokerage  fees when it purchases  or sells  futures contracts.

   The purpose of the Portfolio's  acquisition or sale of a futures  contract is to attempt to protect the Portfolio from  fluctuations in interest rates without actually buying or selling  fixed-income  securities.  For example,  if interest rates were  expected  to  increase  (which  thus would  cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities.  Such a sale would have much the same effect as selling an equivalent value of the debt securities  owned by the Portfolio.  If interest rates did increase, the value of the debt securities held by the Portfolio would decline,  but the value of the futures contracts to the Portfolio would increase at  approximately  the same  rate,  thereby  keeping  the  Portfolio's  NAV from declining as much as it otherwise  would have.  The Portfolio  could  accomplish similar  results by selling debt  securities  and  investing in bonds with short maturities  when  interest  rates are expected to increase.  However,  since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

   Similarly,  when  it is  expected  that  interest  rates  may  decline  (thus increasing the value of debt securities),  futures contracts for the acquisition of debt  securities  may be  purchased to attempt to hedge  against  anticipated purchases of debt  securities at higher prices.  Since the  fluctuations  in the value of futures  contracts  should be similar to those of the  underlying  debt securities,  the Portfolio could take advantage of the  anticipated  rise in the value of debt  securities  without  actually  buying  them  until the market had stabilized.  At that time,  the futures  contracts  could be liquidated  and the
Portfolio could then buy debt  securities on the cash market.  To the extent the
Portfolio  enters into futures  contracts  for this  purpose,  the assets in the segregated  asset account  maintained to cover the Portfolio's  obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality  liquid debt  securities  from its  portfolio  in an amount equal to the difference  between the fluctuating  market value of such futures  contracts and the  aggregate  value of the initial and variation  margin  payments made by the
Portfolio with respect to such futures contracts.

   The ordinary  spreads between prices in the cash and futures  market,  due to differences in the nature of those markets,  are subject to distortions.  First, all  participants  in the futures  market are  subject to initial and  variation
margin   requirements.   Rather  than  meeting   additional   variation   margin
requirements,   investors  may  close  futures  contracts   through   offsetting
transactions  that could  distort the normal  relationship  between the cash and futures  markets.  Second,  the  liquidity  of the  futures  market  depends  on participants entering into offsetting  transactions rather than making or taking delivery. To the extent participants decide to make or take delivery,  liquidity in the futures market could be reduced, thus producing  distortion.  Third, from the point of view of speculators, the margin deposit requirements in the futures market are less  onerous  than margin  requirements  in the  securities  market.
Therefore,  increased  participation  by  speculators  in the futures market may cause  temporary  price  distortions.  Due to the  possibility of distortion,  a correct  forecast of general interest rate trends by Bankers Trust may still not result in a successful transaction.

   In addition,  futures  contracts entail risks.  Although the Adviser believes that  use of such  contracts  will  benefit  the  Portfolio,  if its  investment judgment  about the  general  direction  of  interest  rates is  incorrect,  the
Portfolio's  overall performance would be poorer than if it had not entered into any such  contract.  For  example,  if the  Portfolio  has  hedged  against  the possibility  of an increase in interest  rates that would  adversely  affect the price of debt  securities  held in its  portfolio  and interest  rates  decrease instead,  the  Portfolio  will lose part or all of the benefit of the  increased value of its debt  securities that it has hedged because it will have offsetting losses  in its  futures  positions.  In  addition,  in such  situations,  if the
Portfolio has  insufficient  cash, it may have to sell debt  securities from its portfolio to meet daily variation margin requirements.  Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market.  The  Portfolio  may have to sell  securities  at a time  when it may be disadvantageous to do so.

   OPTIONS ON FUTURES  CONTRACTS.  The  Portfolio  may purchase and write (sell)
options on futures contracts for hedging purposes. The purchase of a call option on a futures  contract  is similar in some  respects  to the  purchase of a call option  on an  individual  security.  Depending  on the  pricing  of the  option compared to either the price of the futures  contract  upon which it is based or the price of the  underlying  debt  securities,  it may or may not be less risky than ownership of the futures  contract or underlying debt  securities.  As with the purchase of futures  contracts,  when the Portfolio is not fully invested it may  purchase  a call  option on a futures  contract  to hedge  against a market advance due to declining interest rates.

   The  writing of a call  option on a futures  contract  constitutes  a partial hedge against declining prices of the security that is deliverable upon exercise of the futures  contract.  If the futures  price at  expiration of the option is below the price specified in the option ("exercise  price"),  the Portfolio will retain the full amount of the net premium (the premium  received for writing the option less any  commission),  which will  provide a partial  hedge  against any decline that may have occurred in its portfolio  holdings.  The writing of a put option on a futures  contract  constitutes a partial  hedge  against  increasing prices  of the  security  that  is  deliverable  upon  exercise  of the  futures contract.  If the futures  price at  expiration of the option is higher than the exercise  price,  the  Portfolio  will  retain the full amount of the option net premium, which will provide a partial hedge against any increase in the price of securities that the Portfolio  intends to purchase.  If a put or call option the
Portfolio has written is exercised,  the Portfolio may incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures  positions,  such losses  from  existing  options on futures  may to some extent be reduced or  increased  by changes in the value of portfolio securities.

   The  purchase  of a put  option  on a futures  contract  is  similar  in some respects to the  purchase of put options on portfolio  securities.  For example, the  Portfolio  may  purchase  a put option on a futures  contract  to hedge its portfolio  against  the risk of rising  interest  rates.  The amount of risk the
Portfolio  assumes  when it  purchases  an option on a futures  contract  is the premium paid for the option plus related  transaction  costs. In addition to the correlation  risks discussed  above,  the purchase of an option also entails the risk that changes in the value of the  underlying  futures  contract will not be fully reflected in the value of the option purchased.

   The Portfolio  Trust Board has adopted a restriction  that the Portfolio will not  enter  into any  futures  contract  or  option  on a  futures  contract  if immediately  thereafter  the  amount  of  margin  deposits  on all  the  futures contracts held by the Portfolio and premiums paid on outstanding  options on its futures contracts (other than those entered into for BONA FIDE hedging purposes)
would exceed 5% of the market value of the Portfolio's total assets.

   OPTIONS ON  SECURITIES.  The Portfolio may write (sell)  covered call and put options on its portfolio  securities  ("covered options") to a limited extent in an attempt to increase income.  However, the Portfolio may forgo the benefits of appreciation  on  securities  sold or may pay  more  than  the  market  price on securities  acquired  pursuant to call and put options it writes.  A call option written  by a  Portfolio  is  "covered"  if the  Portfolio  owns the  underlying security  covered by the call or has an absolute and immediate  right to acquire that security  without  additional  cash  consideration  (or for additional cash consideration  held in a segregated account by its custodian) upon conversion or exchange  of other  securities  held in its  portfolio.  A call  option  is also covered if the  Portfolio  holds a call option on the same  security  and in the same principal amount as the written call option where the exercise price of the call  option  so held  (a) is equal to or less  than the  exercise  price of the written  call option or (b) is greater  than the  exercise  price of the written call option if the  difference  is  maintained  by the  Portfolio in cash,  U.S.
government  securities and other high quality liquid  securities in a segregated account with its custodian.

   When the  Portfolio  writes a covered call option,  it gives the purchaser of the option the right to buy the  underlying  security at the  exercise  price by exercising  the  option at any time  during  the  option  period.  If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised,  a decision over which the Portfolio has no control,  the Portfolio must sell the underlying security to the option holder at the exercise  price.  By writing a covered call option, the Portfolio forgoes, in exchange for the net premium,  the opportunity to profit  during the option  period from an increase in the market value of the underlying security above the exercise price.

   When the Portfolio writes a covered put option, it gives the purchaser of the option  the  right to sell  the  underlying  security  to the  Portfolio  at the exercise  price at any time  during the  option  period.  If the option  expires unexercised,  the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control,  the Portfolio  must purchase the underlying security from the option holder at the exercise  price. By writing a covered put option,  the Portfolio,  in exchange for the net premium,  accepts the risk of a decline in the market value of the underlying security below the exercise price.
The  Portfolio  will only write put  options  involving  securities  for which a determination  is made at the time the  option  is  written  that the  Portfolio wishes to acquire the securities at the exercise price.

   The Portfolio  may  terminate  its  obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration  date as the option previously written. This transaction is called a "closing purchase transaction."  The Portfolio will realize a profit or loss on a closing purchase transaction  if the amount paid to purchase  the option is less or more,  as the case may be,  than the amount  received  from the sale  thereof.  To close out a position as a purchaser of an option,  the  Portfolio  may enter into a "closing sale  transaction,"  which  involves  liquidating  the  Portfolio's  position by selling the option  previously  purchased.  Where the Portfolio  cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer  spreads in selling  securities  it  receives or it may be forced to hold underlying securities until an option is exercised or expires.

   When the  Portfolio  writes an  option,  an amount  equal to the net  premium received is included in the  liability  section of its  Statement  of Assets and
Liabilities  as a deferred  credit.  The amount of the  deferred  credit will be subsequently marked to market to reflect the current market value of the option.
The current  market  value of a traded  option is the last sale price or, in the absence of a sale,  the mean  between the closing  bid and asked  prices.  If an option expires or if the Portfolio enters into a closing  purchase  transaction, the Portfolio  will realize a gain (or loss if the cost of the closing  purchase transaction  exceeds the net premium received when the option was sold), and the deferred  credit related to such option will be eliminated.  If a call option is exercised,  the  Portfolio  will  realize  a gain or loss  from  the sale of the underlying  security  and the  proceeds  of the sale  will be  increased  by the premium originally  received.  The writing of covered call options may be deemed to  involve  the  pledge of the  securities  against  which the  option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

   The Portfolio may purchase call and put options on any securities in which it may invest.  The Portfolio would normally purchase a call option in anticipation of an increase in the market  value of such  securities.  The purchase of a call option  would  entitle the  Portfolio,  in exchange  for the  premium  paid,  to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities  increased above the exercise  price  sufficiently  to cover the premium and would have a loss if the value of the  securities  remained  at or below the  exercise  price  during the option period.

   The  Portfolio  would  normally  purchase  put options in  anticipation  of a decline in the market value of securities in its portfolio  ("protective  puts")
or securities of the type in which it is permitted to invest.  The purchase of a put option would  entitle the  Portfolio,  in exchange for the premium  paid, to sell a security,  which may or may not be held in the Portfolio's holdings, at a specified  price during the option  period.  The purchase of protective  puts is designed  merely to offset or hedge against a decline in the market value of the
Portfolio's holdings. Put options also may be purchased by the Portfolio for the purpose  of  benefiting  from a  decline  in the  price of  securities  that the
Portfolio does not own. The Portfolio would  ordinarily  recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would  recognize a loss if the value of the securities  remained at or above the exercise  price.  Gains and losses on the purchase of protective put options  would tend to be offset by  countervailing  changes in the value of underlying portfolio securities.

   The Portfolio has adopted certain non-fundamental  policies concerning option transactions that are discussed below.

   The hours of trading for options on  securities  may not conform to the hours during which the  underlying  securities  are traded if the option markets close before the markets for the  underlying  securities,  significant  price and rate movements can take place in the underlying  securities  markets that will not be reflected  in the option  markets.  It is  impossible  to predict  the volume of trading  that may exist in such  options,  and there  can be no  assurance  that viable exchange markets will develop or continue.

   The  Portfolio  may  engage in  over-the-counter  options  transactions  with broker-dealers who make markets in these options. At present,  approximately ten broker-dealers,  including  several  of the  largest  primary  dealers  in  U.S.
government   securities,   make  these   markets.   The  ability  to   terminate
over-the-counter  option  positions is more  limited  than with  exchange-traded option  positions  because the  predominant  market is the issuing broker rather than an exchange and may involve the risk that  broker-dealers  participating in such transactions will not fulfill their  obligations.  To reduce this risk, the
Portfolio  will purchase such options only from  broker-dealers  who are primary
U.S. government securities dealers recognized by the Federal Reserve Bank of New
York and who agree to (and are expected to be capable of) entering  into closing transactions,  although  there can be no guarantee  that any such option will be liquidated at a favorable price prior to expiration.  Bankers Trust will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolio Board.

   GLOBAL ASSET ALLOCATION STRATEGY ("GAA STRATEGY"). In connection with the GAA
Strategy and in addition to the securities  described  above,  the Portfolio may
invest  in  indexed   securities,   futures  contracts  on  securities  indices,
securities  representing  securities  of foreign  issuers (e.g.  ADRs,  GDRs and
EDRs),  options  on  stocks,  options on  futures  contracts,  foreign  currency exchange  transactions  and options on foreign  currencies.  These are discussed below, to the extent not already described above.

   INDEXED SECURITIES.  The indexed securities in which the Portfolio may invest include debt  securities  whose value at maturity is  determined by reference to the relative prices of various  currencies or to the price of a stock index. The value of such securities depends on the price of foreign currencies,  securities indices  or other  financial  values  or  statistics.  These  securities  may be positively or negatively indexed;  that is, their value may increase or decrease if the underlying instrument appreciates.

   FUTURES  CONTRACTS ON  SECURITIES  INDICES.  Futures  contracts on securities indices  provide for the making and acceptance of a cash  settlement  based upon changes in the value of an index of securities,  and will be entered into by the
Portfolio to hedge against  anticipated  future change in general  market prices which  otherwise might either  adversely  affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased  at a later date for the  Portfolio,  or as an  efficient  means of managing  allocations  between  asset  classes.  A futures  contract may also be entered  into to close out or offset an  existing  futures  position.  The risks attendant  to futures  contracts on  securities  indices are similar to those of futures contracts, discussed above.

   SECURITIES  REPRESENTING  SECURITIES  OF  FOREIGN  ISSUERS.  The  Portfolio's
investments in the securities of foreign  issuers may be made directly or in the form of  American  Depositary  Receipts  ("ADRs"),  Global  Depositary  Receipts
("GDRs"),  European  Depositary  Receipts  ("EDRs") or other similar  securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent,  and while designed for use as alternatives to the purchase of the underlying securities in their  national  markets  and  currencies,  are subject to the same risks as the foreign securities to which they relate.

   FOREIGN CURRENCY EXCHANGE  TRANSACTIONS.  The Portfolio from time to time may enter  into  foreign  currency  exchange  transactions  to  convert  to and from different foreign  currencies and to convert foreign  currencies to and from the
U.S. dollar,  either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency  exchange market,  or through forward contracts to purchase or sell  foreign  currencies.  A  forward  foreign  currency  exchange  contract obligates  the  Portfolio  to purchase  or sell a specific  currency at a future date,  which  may be any fixed  number  of days  from the date of the  contract.
Forward  foreign  currency  exchange  contracts  establish an exchange rate at a future date.  These contracts are transferable in the interbank market conducted directly between  currency  traders  (usually large commercial  banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement  and is traded  at a net  price  without  commission.  Neither  spot
transactions  nor  forward  foreign  currency   exchange   contracts   eliminate
fluctuations in the prices of the Portfolio's  securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

   The  Portfolio may enter into foreign  currency  hedging  transactions  in an attempt to protect  against changes in foreign  currency  exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated  investment position.  Since consideration of the prospect for currency parities will be incorporated into Bankers Trust's long term investment decisions,  the Portfolio will not routinely enter into foreign currency hedging transactions  with  respect to security  transactions;  however,  Bankers  Trust believes  that it is  important  to have the  flexibility  to enter into foreign currency hedging  transactions when it determines that the transactions would be in the Portfolio's best interest.  Although these  transactions tend to minimize the risk of loss due to a decline  in the value of the hedged  currency,  at the same time they tend to limit any  potential  gain that might be realized  should the value of the hedged currency  increase.  The precise matching of the forward contract amounts and the value of the securities  involved will not generally be possible because the future value of such securities in foreign  currencies will change as a  consequence  of market  movements  in the value of such  securities between the date the forward  contract is entered  into and the date it matures.
The  projection of currency  market  movements is extremely  difficult,  and the successful execution of a hedging strategy is highly uncertain.

   OPTIONS ON FOREIGN  CURRENCIES.  The Portfolio may write covered put and call options and purchase put and call options on foreign  currencies for the purpose of protecting  against declines in the dollar value of portfolio  securities and against increases in the dollar cost of securities to be acquired. The Portfolio may use options on currency to cross hedge, which involves writing or purchasing options  on one  currency  to hedge  against  changes  in  exchange  rates for a different,  but related currency.  As with other types of options,  however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium  received,  and the Portfolio  could be required to purchase or sell foreign currencies at disadvantageous  exchange rates,  thereby incurring  losses.  The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although,  in the event of exchange rate movements  adverse to the Portfolio's  position,  it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Portfolio may purchase  call  options on currency  when the Adviser  anticipates  that the currency will appreciate in value.

   There is no assurance that a liquid  secondary  market on an options exchange will  exist  for  any  particular  option,  or at any  particular  time.  If the
Portfolio  is unable to effect a closing  purchase  transaction  with respect to covered  options  it has  written,  the  Portfolio  will not be able to sell the underlying  currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale  transaction  with respect to options it has purchased,  it would have to  exercise  the  options  in order to  realize  any profit and will incur transaction  costs  upon  the  purchase  or sale  of  underlying  currency.  The
Portfolio pays brokerage  commissions or spreads in connection  with its options transactions.

   As in the case of forward  contracts,  certain options on foreign  currencies are traded over the counter and involve liquidity and credit risks which may not be present in the case of exchange  traded  currency  options.  The  Portfolio's ability to terminate  over-the-counter ("OTC") options will be more limited than
with  exchange  traded  options.   It  is  also  possible  that  broker  dealers
participating in OTC options  transactions  will not fulfill their  obligations.
Until such time as the staff of the SEC changes its position, the Portfolio will treat  purchased  OTC options  and assets  used to cover  written OTC options as illiquid  securities.  With respect to options  written with primary  dealers in
U.S. Government securities pursuant to an agreement requiring a closing purchase transaction  at a formula  price,  the  amount  of  illiquid  securities  may be calculated with reference to the repurchase formula.

   REPURCHASE  AGREEMENTS.  In a  repurchase  agreement,  the  Portfolio  buys a security at one price and simultaneously agrees to sell it back to the seller on a specific  date and at a higher  price  reflecting  a market  rate of  interest unrelated to the coupon rate or maturity of the underlying  security.  Delays or losses  could  result if the other  party to the  agreement  defaults or becomes insolvent.

   REVERSE  REPURCHASE  AGREEMENTS  AND DOLLAR  ROLLS.  In a reverse  repurchase agreement,  the  Portfolio  temporarily  transfers  possession  of  a  portfolio instrument to another party in return for cash.  This could increase the risk of fluctuation  in the Fund's  yield or in the market  value of its interest in the
Portfolio.  In a dollar  roll,  the  Portfolio  sells  mortgage-backed  or other securities  for delivery in the current  month and  simultaneously  contracts to purchase  substantially  similar  securities on a specified future date. Reverse repurchase  agreements  and  dollar  rolls  are forms of  borrowing  and will be counted towards the Portfolio's borrowing restrictions. Wrapper Agreements would cover the cash proceeds of such  transactions but not the portfolio  instruments transferred to another party until possession of such instruments is returned to the Portfolio.

   BORROWING.  The Portfolio will not borrow money  (including  through  reverse repurchase  agreements or dollar roll transactions) for any purpose in excess of
5% of its total  assets,  except that it may borrow for  temporary  or emergency purposes up to 1/3 of its total  assets.  Under the 1940 Act,  the  Portfolio is required  to maintain  continuous  asset  coverage of 300% with  respect to such borrowings  and to sell (within  three days)  sufficient  portfolio  holdings to restore  such  coverage  if it  should  decline  to less than 300% due to market fluctuations or otherwise,  even if such liquidation of the Portfolio's holdings may be disadvantageous from an investment standpoint.

   Leveraging by means of borrowing may exaggerate the effect of any increase or decrease  in the value of the  Portfolio's  securities  and the  Fund's  NAV per
Share, and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining  minimum average  balances)  that may  exceed  the income  received  from the  securities purchased with the borrowed  funds.  It is not the intention of Bankers Trust to use leverage as a normal practice in the investment of the Portfolio's assets.

   There can be no assurance that the use of these portfolio  strategies will be successful.

   ASSET COVERAGE.  To assure that the Portfolio's use of futures  contracts and related options, as well as when-issued and delayed-delivery securities, are not used to achieve investment leverage, the Portfolio will cover such transactions, as required under  applicable  interpretations  of the SEC, either by owning the underlying securities or by segregating or earmarking liquid securities with the
Portfolio's  custodian  (Bankers  Trust) in an  amount at all times  equal to or exceeding  the  Portfolio's  commitment  with  respect to these  instruments  or contracts.  The Portfolio  will also cover its use of Wrapper  Agreements to the extent required to avoid the creation of a "senior  security" (as defined in the
1940 Act) in connection with its use of such agreements.

RATING SERVICES -- The ratings of rating services represent their opinions as to the  quality  of the  securities  that  they  undertake  to rate.  It  should be emphasized,  however,  that  ratings are  relative  and  subjective  and are not absolute  standards of quality.  Although these ratings are an initial criterion for  selection  of  portfolio  investments,  the  Adviser  also  makes  its  own evaluation of these securities,  subject to review by the Portfolio Trust Board.
After  purchase by the  Portfolio,  an  obligation  may cease to be rated or its rating may be reduced below the minimum  required for purchase by the Portfolio.
Neither event would require the Portfolio to eliminate the  obligation  from its portfolio,  but the Adviser will consider such an event in its  determination of whether the Portfolio  should continue to hold the obligation.  A description of the  ratings  referred  to  herein  and in the  Prospectus  is set  forth in the
Appendix.

INVESTMENT   RESTRICTIONS   --  The  following   investment   restrictions   are
"fundamental  policies"  of the Fund and the  Portfolio  and may not be  changed without the approval of a "majority of the outstanding voting securities" of the
Fund  or the  Portfolio,  as the  case  may  be.  The  phrase  "Majority  of the outstanding  voting  securities" under the 1940 Act, and as used in this SAI and the Prospectus,  means, with respect to the Fund (or the Portfolio),  the lesser of (1) 67% or more of the outstanding  voting  securities of the Fund (or of the total  beneficial  interests  of the  Portfolio)  present at a  meeting,  if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total  beneficial  interests of the Portfolio) are present or represented by proxy or (2) more than 50% of the outstanding  voting securities of the Fund (or of the  total  beneficial  interests  of the  Portfolio).  Whenever  the Fund is requested to vote on a fundamental policy of the Portfolio, the Fund will hold a meeting of its  shareholders  and will cast its vote as instructed by them. Fund shareholders  who do not vote will not affect the Fund's votes at the  Portfolio meeting.  The Fund's votes  representing  Fund  shareholders  not voting will be voted by the  Directors of Security  Income Fund in the same  proportion  as the
Fund shareholders who do, in fact, vote.

   None of the fundamental and  non-fundamental  policies  described below shall prevent  the Fund from  investing  all of its assets in an  open-end  investment company with substantially the same investment  objective.  Because the Fund and the Portfolio have the same fundamental policies and the Fund invests all of its
Assets in the Portfolio,  the following  discussion (though speaking only of the
Portfolio) applies to the Fund as well.

   FUNDAMENTAL  RESTRICTIONS.  As a matter of fundamental  policy, the Portfolio may not:

1.  Borrow  money   (including   through  reverse   repurchase  or  dollar  roll
    transactions)  in excess of 5% of the  Portfolio's  total  assets  (taken at cost),  except that the  Portfolio  may borrow for  temporary  or  emergency purposes up to 1/3 of its net assets. The Portfolio may pledge,  mortgage or hypothecate  not more  than 1/3 of such  assets to  secure  such  borrowings provided that collateral  arrangements  with respect to options and futures, including  deposits of initial and variation  margin,  are not  considered a pledge of assets for purposes of this restriction and except that assets may
    be  pledged  to  secure   letters  of  credit  solely  for  the  purpose  of
    participating  in a captive  insurance  company  sponsored by the Investment
    Company Institute;

2.  Underwrite  securities  issued  by  other  persons  except  insofar  as  the
    Portfolio  may be deemed  an  underwriter  under  the 1933 Act in  selling a portfolio security;

3.  Make  loans  to  other  persons  except  (a)  through  the  lending  of  the
    Portfolio's portfolio securities and provided that any such loans not exceed
    30% of its total  assets  (taken at market  value);  (b)  through the use of repurchase agreements or the purchase of short-term  obligations;  or (c) by purchasing  a portion of an issue of debt  securities  of types  distributed publicly or privately;

4.  Purchase or sell real estate (including  limited  partnership  interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases,  commodities or commodity  contracts  (except futures and option  contracts)  in the ordinary  course of business  (except that the  Portfolio  may hold  and  sell,  for its  portfolio,  real  estate acquired as a result of the Portfolio's ownership of securities);

5.  Concentrate  its  investments in any  particular  industry  (excluding  U.S.
    government securities),  but if it is deemed appropriate for the achievement of the Portfolio's  investment objective,  up to 25% of its total assets may be invested in any one industry;

6.  Issue any senior  security (as that term is defined in the 1940 Act) if such issuance  is  specifically  prohibited  by the  1940  Act or the  rules  and regulations  promulgated  thereunder,  provided that collateral arrangements with respect to options and futures contracts, including deposits of initial and  variation  margin,  are not  considered  to be the issuance of a senior security for purposes of this restriction;

7.  Purchase, with respect to 75% of the Portfolio's total assets, securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more  than 10% of any class of  securities  of such  issuer,  for which purposes  all  indebtedness  of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that options or futures contracts shall not be subject to this restriction; and

8.  Invest, with respect to 75% of the Portfolio's total assets, more than 5% of its total assets in the securities (excluding U.S. government securities) of any one issuer.

   NON-FUNDAMENTAL  RESTRICTIONS.  In order to comply with certain  statutes and policies and for other reasons, the Portfolio will not, as a matter of operating policy (these restrictions may be changed without shareholder approval):

  (i)  purchase any security or evidence of interest  therein on margin,  except that short-term credit necessary for the clearance of purchases and sales of  securities  may be obtained  and  deposits  of initial and  variation margin may be made in connection with the purchase, ownership, holding or sale of futures contracts;

 (ii)  sell securities it does not own (short sales). (This restriction does not preclude  short sales "against the box" (that is, sales of securities (a)
       the Portfolio  contemporaneously  owns or (b) where the Portfolio has the right to obtain securities  equivalent in kind and amount to those sold).
       The Portfolio has no current intention to engage in short selling);

(iii)  purchase securities issued by any investment company except to the extent permitted  by the  1940  Act  (including  any  exemptions  or  exclusions therefrom),  except  that this  limitation  does not apply to  securities received or acquired as dividends,  through  offers of exchange,  or as a result of reorganization, consolidation or merger; and

 (iv)  invest more than 15% of the  Portfolio's net assets (taken at the greater of cost or market value) in  securities  that are illiquid or not readily marketable  (excluding Rule 144A securities deemed by the Portfolio Board to be liquid).

   An investment restriction will not be considered violated if that restriction is complied  with at the time the relevant  action is taken,  notwithstanding  a later change in the market value of an investment,  in net or total assets or in the change of securities rating of the investment or any other later change.

   The  Portfolio  will comply with the  permitted  investments  and  investment limitations  in the securities  laws and  regulations of all states in which the
Fund, or any other registered investment company investing in the Portfolio,  is registered.

PORTFOLIO  TRANSACTIONS AND BROKERAGE  COMMISSIONS -- The Adviser is responsible for decisions to buy and sell securities,  futures contracts and options thereon for the  Portfolio,  the  selection of brokers,  dealers and futures  commission merchants to effect  transactions and the negotiation of brokerage  commissions,
if  any.   Broker-dealers   may  receive  brokerage   commissions  on  portfolio
transactions,  including  options,  futures  contracts  and  options  on futures transactions  and the  purchase  and  sale of  underlying  securities  upon  the exercise of options.  Orders may be  directed  to any  broker-dealer  or futures commission  merchant,  including,  to the extent and in the manner  permitted by applicable  law, the Adviser or its  subsidiaries  or affiliates.  Purchases and sales of certain portfolio  securities on behalf of the Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis,  without any brokerage commission being paid by the Portfolio.  Trading does, however,  involve transaction costs.  Transactions with dealers  serving as  market-makers  reflect the spread  between the bid and asked prices.  Transaction costs may also include fees paid to third parties for information as to potential  purchasers or sellers of  securities.  Purchases of underwritten  issues may be made that will include an  underwriting  fee paid to the underwriter.

   The Adviser  seeks to evaluate the overall  reasonableness  of the  brokerage commissions  paid (to the extent  applicable) in placing orders for the purchase and sale of  securities  for the  Portfolio  taking into account such factors as price,  commission  (negotiable  in the  case of  national  securities  exchange transactions), if any, size of order, difficulty of execution and skill required of the executing  broker-dealer  through familiarity with commissions charged on comparable  transactions,  as  well  as by  comparing  commissions  paid  by the
Portfolio  to reported  commissions  paid by others.  The  Adviser  reviews on a routine basis commission  rates,  execution and settlement  services  performed, making internal and external comparisons.

   For the period  December 23, 1998 through  September 30, 1999,  the Portfolio paid  brokerage  commissions in the amount of $180 and for the period October 1,
1999 through September 30, 2000, the Portfolio paid brokerage commissions in the amount of $0.

   The Adviser is  authorized,  consistent  with Section 28(e) of the Securities
Exchange Act of 1934, as amended,  when placing  portfolio  transactions for the
Portfolio with a broker to pay a brokerage commission (to the extent applicable)
in excess of that which another broker might have charged for effecting the same transaction  on  account  of the  receipt  of  research,  market or  statistical information. The term "research, market or statistical information" includes (a)
advice as to (i) the value of securities, (ii) the advisability of investing in, purchasing or selling  securities,  and (iii) the  availability of securities or purchasers  or sellers of  securities  and (b)  furnishing  analyses and reports
concerning  issuers,  industries,   securities,  economic  factors  and  trends,
portfolio  strategy and the performance of accounts.  Higher  commissions may be paid to firms that provide research services to the extent permitted by law. The
Adviser may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

   Consistent  with the policy stated  above,  the Conduct Rules of the National
Association of Securities Dealers, Inc. and such other policies as the Portfolio
Trust Board may determine,  the Adviser may consider sales of shares of the Fund and of other  investment  company  clients  of the  Adviser  as a factor  in the selection of broker-dealers to execute portfolio transactions.  The Adviser will make  such  allocations  if  commissions  are  comparable  to those  charged  by nonaffiliated, qualified broker-dealers for similar services.

   Except for implementing  the policies stated above,  there is no intention to place  portfolio  transactions  with  particular  brokers  or  dealers or groups thereof. In effecting  transactions in over-the-counter  securities,  orders are placed with the principal  market-makers  for the security  being traded unless, after  exercising  care,  it appears that more  favorable  results are available otherwise.

   Although certain research, market or statistical information from brokers and dealers can be useful to the Portfolio and to the Adviser,  it is the opinion of the Portfolio's  management that such  information is only  supplementary to the
Adviser's own research  effort,  since the  information  must still be analyzed, weighed and reviewed by the Adviser's  staff.  Such information may be useful to the Adviser in providing  services to clients other than the Portfolio,  and not all such  information  is used by the Adviser in connection  with the Portfolio.
Conversely,  such  information  provided  to the  Adviser by brokers and dealers through whom other clients of the Adviser effect securities  transactions may be useful to the Adviser in providing services to the Portfolio.

   In  certain  instances  there may be  securities  that are  suitable  for the
Portfolio, as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolio and for the Adviser's  other clients are made with a view to achieving their respective investment objectives.  It may develop that a particular  security  is bought or sold for only one client even though it might be held by, or  bought  or sold  for,  other  clients.  Likewise,  a  particular security  may be bought for one or more  clients  when one or more  clients  are selling that same security.  Some simultaneous  transactions are inevitable when several clients  receive  investment  advice from the same  investment  adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same  security,  the  securities  are allocated  between
(among)  clients in a manner  believed to be equitable to each. It is recognized that in some cases this system could have a  detrimental  effect on the price or volume of the security as far as the  Portfolio  is  concerned.  However,  it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

PERFORMANCE INFORMATION

STANDARD PERFORMANCE  INFORMATION -- From time to time, quotations of the Fund's performance may be included in  advertisements,  sales literature or shareholder reports. These performance figures are calculated in the following manner:

   YIELD.  Yield refers to the income  generated by an  investment  over a given period of time,  expressed as an annual  percentage rate.  Yields are calculated according to a standard  that is required  for all stock and bond mutual  funds.
Because  this differs from other  accounting  methods,  the quoted yield may not equal the income actually paid to shareholders.

   Per SEC  regulations,  the  yield  of the Fund  (the  "SEC  yield")  shall be calculated on any determination date as follows:

                       2[((a - b)(c * d) + 1)^6 - 1] where

a =  current income measured over a 30-day period.
b =  Expenses accrued during the same 30-day period.
c =  Average daily number of shares outstanding during the same 30-day period.
d =  Maximum offering price per share on the last day of the period.

   The SEC yield for the Fund for the 30 days ended  September  30,  2000 was as follows: Class A - 6.34%, Class B - 6.08%, Class C - 6.32%.

   The "annual  effective  yield" of the fund is intended to represent one day's investment income expressed as an annualized yield and compounded  annually.  It shall be  expressed  as a  percentage  and  calculated  on each  business day as follows based on the dividend declared for the previous day.

                      (previous day's dividend factor)
                  1 + (------------------------------)^365 - 1
                      (        NAV per share         )

   Example:  If on March 1, the Fund's  dividend  factor is  0.00174163  and the
Fund's NAV per share is $10, then the Fund's annual  effective yield for March 2 equals 6.56%.

   The annual  effective yield of the Fund on September 30, 2000 was as follows:
Class A - 6.69%, Class B - 6.16%, Class C - 6.42%.

   The annual  effective yield of the Portfolio is used in determining  when the interest rate trigger is active.

   Performance  information  or  advertisements  may include  comparisons of the
Fund's  investment  results  to  various  unmanaged  indices or results of other mutual funds or investment or savings  vehicles.  From time to time,  the Fund's ranking may be quoted from various sources,  such as Lipper Analytical Services,
Inc., Value Line, Inc. and Morningstar, Inc.

   Unlike some bank deposits or other  investments  that pay a fixed yield for a stated period of time,  the total return of the Shares will vary  depending upon interest rates, the current market value of the securities held by the Portfolio and the Wrapper  Agreements  and  changes in the  expenses of the Shares and the
Portfolio.  In addition,  during  certain  periods for which total return may be provided,  the Fund's  administrator,  Security Management Company, LLC may have voluntarily  agreed to waive  portions  of its  fees,  or to  reimburse  certain operating  expenses of the Fund , on a month-to-month  basis.  Bankers Trust may have agreed to do the same thing with  respect to the  Portfolio.  Such  waivers will have the effect of  increasing  the Fund's net income  (and  therefore  its yield and total return) during the period such waivers are in effect.

   TOTAL  RETURN.  Total return is the change in value of an  investment  in the shares over a given period,  assuming  reinvestment of any dividends and capital gain distributions. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical  rate of return that, if achieved annually, would have produced the same cumulative total return if performance  had been constant over the entire period.  Average annual total return calculations smooth out variations in performance; they are not the same as actual  year-by-year  results.  Average  annual total  returns  covering periods of less than one year assume that  performance  will remain constant for the rest of the year.

   The Fund's average  annual total return is calculated for certain  periods by determining  the average  annual  compounded  rates of return over those periods that would cause an  investment of $1,000 (made at the maximum  public  offering price with all  distributions  reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total return figures that represent aggregate performance over a period or year-by-year  performance.  The
Fund's  average  annual total returns for the periods ended  September 30, 2000, including deduction of the applicable sales charge, were as follows:

                     --------------------------------------
                                            SINCE INCEPTION
                                 1 YEAR      (MAY 3, 1999)
                     --------------------------------------
                     Class A      2.94%          3.68%
                     Class B      1.12%          3.00%
                     Class C      5.39%          6.04%
                     --------------------------------------

   PERFORMANCE RESULTS. Any performance information provided for the Fund should not be considered as  representative  of its performance in the future,  because the NAV and  public  offering  price of Shares  will vary  based not only on the type, quality and maturities of the securities held by the Portfolio but also on changes in the current value of such  securities  and on changes in the expenses of the Fund and the  Portfolio.  Total return  reflects the  performance of both principal and income.

   Unless noted  otherwise,  the Fund's  total  return and average  annual total return will reflect  deduction of the maximum  initial sales load in the case of
Class A shares or the  applicable  deferred  sales charge in the case of Class B and  Class C  shares.  From  time to  time  the  Fund  may  include  performance information in  advertisements  and sales  literature  without  deduction of the sales charge, which, if deducted, would reduce the performance data quoted.

COMPARISON OF FUND  PERFORMANCE  --  Comparison  of the quoted  non-standardized performance of various investments is valid only if performance is calculated in the same manner.  Since there are different methods of calculating  performance,
investors   should  consider  the  effect  of  the  methods  used  to  calculate performance when comparing  performance of the Fund with performance quoted with respect to other investment companies or types of investments.

   In connection  with  communicating  its performance to current or prospective shareholders,  the Fund also may compare  these  figures to the  performance  of other  mutual  funds  tracked by mutual  fund rating  services  or to  unmanaged indices that may assume  reinvestment  of dividends but generally do not reflect deductions for  administrative  and management costs.  Evaluations of the Fund's performance  made by  independent  sources  may  also be used in  advertisements concerning  the Fund.  Sources  for the  Fund's  performance  information  could include the  following:  ASIAN WALL STREET  JOURNAL,  BARRON'S,  BUSINESS  WEEK,
CHANGING  TIMES,  THE KIPLINGER  MAGAZINE,  CONSUMER  DIGEST,  FINANCIAL  TIMES,
FINANCIAL WORLD,  FORBES,  FORTUNE,  GLOBAL INVESTOR,  INVESTOR'S DAILY,  LIPPER
ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, MONEY, MORNINGSTAR
INC., NEW YORK TIMES, PERSONAL INVESTING NEWS, PERSONAL INVESTOR,  SUCCESS, U.S.
NEWS AND WORLD REPORT, VALUELINE,  WALL STREET JOURNAL,  WEISENBERGER INVESTMENT
COMPANIES SERVICES, WORKING WOMEN and WORTH.

ECONOMIC AND MARKET  INFORMATION -- Advertising and sales literature of the Fund may include  discussions of economic,  financial and political  developments and their effect on the securities  market.  Such  discussions  may take the form of commentary on these  developments by Fund portfolio managers and their views and
analysis  on  how  such  developments   could  affect  the  Fund.  In  addition,
advertising  and  sales   literature  may  quote  statistics  and  give  general
information  about  the  mutual  fund  industry,  including  the  growth  of the industry,  from sources such as the Investment  Company Institute  ("ICI").  For example,  according to the ICI,  thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions,  have entrusted over $3.5 trillion to the more than
6,000 funds available.

VALUATION OF ASSETS; REDEMPTIONS IN KIND

Debt securities  (other than short-term debt obligations  maturing in 60 days or less), including listed securities and securities for which price quotations are available,  will normally be valued on the basis of market valuations  furnished by a pricing service. Such market valuations may represent the last quoted price on the  securities'  major trading  exchange or quotes  received from dealers or market makers in the relevant securities or may be determined through the use of matrix  pricing.  In matrix  pricing,  pricing  services may use various pricing models,  involving  comparable  securities,  historic  relative price movements,
economic  factors  and  dealer  quotations.   Over-the-counter  securities  will
normally  be valued at the bid  price.  Short-term  debt  obligations  and money market securities maturing in 60 days or less are valued at amortized cost.

   Securities for which market  quotations are not readily  available are valued by Bankers Trust pursuant to procedures adopted by the Portfolio's Trust Board.

   The  NAV per  Share  is  calculated  once  on  each  Valuation  Day as of the
Valuation  Time,  which is currently  3:00 p.m.,  Central  time,  or if the NYSE closes early,  at the time of such early closing.  The NAV per Share is computed by dividing the value of the Fund's assets (I.E., the value of its investment in the Portfolio  and other assets,  if any),  less all  liabilities,  by the total number of its Shares  outstanding.  The Portfolio's  securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily  available,  by  a  method  that  the  Portfolio  Trust  Board  believes accurately reflects fair value.

   Pursuant to  procedures  adopted by the  Portfolio  Trust Board,  the Wrapper
Value  generally will be equal to the difference  between the Book Value and the market  value  (plus  accrued  interest  on the  underlying  securities)  of the applicable  Covered  Assets.  If the market value (plus accrued  interest on the underlying  securities)  of the Covered Assets is greater than their Book Value, the Wrapper  Value will be  reflected  as a liability  of the  Portfolio  in the amount of the  difference,  I.E., a negative  value,  reflecting  the  potential liability of the  Portfolio to the Wrapper  Provider.  If the market value (plus accrued  interest on the  underlying  securities)  of the Covered Assets is less than their Book Value,  the Wrapper  Value will be  reflected as an asset of the
Portfolio in the amount of the difference,  I.E., a positive  value,  reflecting the potential liability of the Wrapper Provider to the Portfolio.  In performing its fair value determination,  the Portfolio Trust Board expects to consider the creditworthiness  and ability of a Wrapper Provider to pay amounts due under the
Wrapper  Agreement.  If the  Portfolio  Trust  Board  determine  that a  Wrapper
Provider is unable to make such payments,  that Board may assign a fair value to the Wrapper  Agreement that is less than the  difference  between the Book Value and the market value (plus accrued interest on the underlying securities) of the applicable  Covered  Assets and the  Portfolio  might be unable to maintain  NAV stability.

   The  problems  inherent  in making a good  faith  determination  of value are recognized in the codification effected by SEC Financial Reporting Release No. 1
(formerly  Accounting  Series Release No. 113) ("FRR 1"),  which  concludes that there  is "no  automatic  formula"  for  calculating  the  value  of  restricted securities.  It  recommends  that the best  method  simply  is to  consider  all relevant factors before making any calculation. According to FRR 1, such factors would include consideration of the--

   type of security involved, financial statements, cost at date of purchase, size of holding,  discount from market value of unrestricted securities of the same  class at the  time of  purchase,  special  reports  prepared  by analysts, information as to any transactions or offers with respect to the security,  existence of merger  proposals or tender  offers  affecting the security,  price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

   The  Adviser  will  value  securities  purchased  by the  Portfolio  that are restricted as to resale or for which current  market  quotations are not readily available,  including  Wrapper  Agreements,  based upon all relevant  factors as outlined in FRR 1.

   The Fund and the Portfolio each reserves the right, if conditions  exist that make cash payments  undesirable,  or for other reasons, to honor any request for redemption or  withdrawal,  respectively,  by making payment wholly or partly in
Portfolio  Securities,  as the same may be  chosen  by the  Adviser  in its sole discretion (a "redemption in kind").  Such securities  shall not include Wrapper
Agreements, and shall be valued as they are for purposes of computing the Fund's or the  Portfolio's  NAV,  as the  case  may be.  If  payment  is made to a Fund shareholder in securities,  the  shareholder may incur  transaction  expenses in converting those securities into cash.

   The  Portfolio  has agreed to make a redemption  in kind to the Fund whenever the Fund  wishes to make a  redemption  in kind to a  shareholder  thereof,  and therefore  Fund  shareholders  that  receive  redemptions  in kind will  receive
Portfolio  Securities  of the  Portfolio  and in no case  will  they  receive  a security issued by the Portfolio. The Portfolio has advised Security Income Fund that the Portfolio will not redeem in kind except in  circumstances in which the
Fund is permitted to redeem in kind or unless requested by the Fund.

   Each investor in the Portfolio,  including the Fund, may add to or reduce its investment in the Portfolio on each  business day the Portfolio  determines  its
NAV.  At the close of business  on each such day,  the value of each  investor's beneficial  interest in the Portfolio will be determined by multiplying  the NAV of the Portfolio by the percentage  effective for that day that  represents that investor's  share of the aggregate  beneficial  interests in the Portfolio.  Any additions or withdrawals  that are to be effected as of the close of business on that day will then be  effected.  The  investor's  percentage  of the  aggregate beneficial  interests in the Portfolio will then be recomputed as the percentage equal to a fraction (a) the  numerator  of which is the value of the  investor's investment  in the  Portfolio  as of the close of  business  on that day plus or minus,  as the case may be, the amount of net additions to or  withdrawals  from the investor's  investment in the Portfolio effected as of the close of business on that  day,  and (b) the  denominator  of  which is the  aggregate  NAV of the
Portfolio as of the close of business on that day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors  therein.  The  percentage so determined  will then be  applied  to  determine  the  value of the  investor's  interest  in the
Portfolio as the close of business on the following business day.

   The Fund and the  Portfolio  each  reserves  the right to  redeem  all of its shares,  if their respective  Boards vote to liquidate the Fund and/or Portfolio as applicable.

OVERVIEW OF TSA  ACCOUNTS  -- In  general,  Section  403(b)(7)  of the  Internal
Revenue Code of 1986, as amended (the "Code")  permits  public school  employees and  employees  of  certain  types of  charitable,  educational  and  scientific organizations specified in Section 501(c)(3) of the Code to purchase shares of a mutual fund through a custodial account, and, subject to certain limitations, to exclude  the amount of purchase  payments  from gross  income for tax  purposes.
Shares of the Fund may be purchased in connection with a TSA custodial  account.
TSA  Accounts  may  provide  significant  tax  savings to  individuals,  but are governed  by a  complex  set of tax  rules  under  the Code and the  regulations promulgated by the Department of the Treasury thereunder.

   If you already have a Security Funds TSA custodial  account,  you may be able to  invest  in the  Fund.  If you do not  presently  have a  Security  Funds TSA custodial account and you meet the requirements of the applicable tax rules, you may be able to create a Security Funds TSA custodial account (or a TSA custodial account from  another  provider  that makes shares of the Fund  available to its customers) and invest in shares of the Fund through that TSA. Class A shares may not be available to TSA custodial  accounts opened on or after June 5, 2000. The minimum  initial or  subsequent  investment  in a Security  Funds TSA  custodial account  is $50.  An  annual  administration  fee of $25 is  required  for  each
Security  Funds TSA custodial  account with a balance less than $25,000 and a $5 withdrawal fee will be charged when any Security Funds TSA custodial  account is closed.

   You may request loans from your Security Funds TSA custodial account, subject to limitations on the number and amount of loans. An administration  fee of $125 will be charged at the time of application for a loan and a $50 loan maintenance fee will be deducted each year from the account balance. Loan repayments will be treated as purchases  for the purpose of  determining  any  applicable  deferred sales  charge.  See "How to Purchase  Shares,"  page 27, for a discussion of the application of deferred  sales charges to Class B and Class C shares.  Loans may not be available from certain accounts,  including those opened prior to June 5,
2000.  Please  contact  Security   Management   Company,   LLC  concerning  loan
availability.

   TSA  OWNERS  AND  OTHER  PROSPECTIVE  INVESTORS  SHOULD  CONSULT  WITH  THEIR
PROFESSIONAL TAX AND FINANCIAL  ADVISERS BEFORE  ESTABLISHING A TSA OR OTHERWISE
INVESTING IN SHARES.

OVERVIEW OF THE TYPES OF INDIVIDUAL RETIREMENT ACCOUNTS

In general,  an IRA is a trust or custodial  account  established  in the United
States   for  the   exclusive   benefit   of  an   individual   or  his  or  her
beneficiaries.(Keogh  plans are established by self-employed persons,  including partnerships,  and also  cover  eligible  non-owner  employees.)  Most  IRAs are designed principally as retirement savings vehicles. Education IRAs are designed to provide a  tax-favored  means of saving for a child's  educational  expenses.
IRAs may provide  significant tax savings to individuals,  but are governed by a complex set of tax rules set out under the  Internal  Revenue  Code of 1986,  as amended (the  "Code"),and the  regulations  promulgated by the Department of the
Treasury thereunder.  If you already have an IRA, your IRA may be able to invest in the Fund. If you do not presently  have an IRA and you meet the  requirements of the  applicable  tax  rules,  you may be able to create an IRA and  invest in
Shares of the Fund through that IRA.  Included below is a general  discussion of some IRA features.  However,  IRA Owners and other prospective  investors should consult with their professional tax and financial  advisers before  establishing an IRA or investing in Shares.

TYPES OF INDIVIDUAL RETIREMENT ACCOUNTS--

   TRADITIONAL  IRAS.  If you are  under  age 70 1/2,  and you (or if you file a joint  return,  your  spouse)  have  taxable  compensation,  you  may  set  up a
Traditional IRA and make annual IRA  contributions  of up to $2,000,  or 100% of your taxable  compensation,  whichever is less.  Taxable income  includes wages, salaries,  and other amounts  reported in box 1 of Form W-2, as well as earnings from  self-employment.  If you file a joint return and your taxable compensation is less  than  that of your  spouse,  you may  make  annual  contributions  to a
Traditional  IRA equal to the lesser of $2,000,  or the sum of (i) your  taxable compensation  and (ii) the taxable  compensation of your spouse,  reduced by the amount  of his or her IRA  deduction  for the  year.  Amounts  contributed  to a
Traditional  IRA  generally  are  deductible  for federal  income tax  purposes.
However,  if you were covered by an employer retirement plan, the amount of your contribution  to a  Traditional  IRA  that you may  deduct  will be  reduced  or eliminated  if your  modified  adjusted  gross income  exceeds  certain  amounts
(currently  $50,000 for a married couple filing a joint return and $30,000 for a single taxpayer).  If your spouse is covered by an employer  retirement plan but you are not, you may be able to deduct your  contributions to a Traditional IRA;
however,  the deduction  will be reduced or  eliminated  if your adjusted  gross income  on a joint  return  exceeds  $150,000.  Even if your  ability  to deduct contributions to a Traditional IRA is limited,  you may still make contributions up to the limits described  above. In general,  you may also make a contribution to a Traditional  IRA by "rolling over" all or a portion of a  distribution  you receive from a qualified  retirement  plan (such as a pension or  profit-sharing plan or a 401(k) plan) or another  Traditional IRA.  Amounts  distributed from a
Traditional IRA and eligible rollover  distributions  from qualified  retirement plans will not be includible in income if they are  contributed to a Traditional
IRA in a rollover transaction which meets certain conditions; however, a federal withholding tax may be imposed on such distributions.  Consult your professional tax adviser for complete details on Traditional IRAs.

   ROTH IRAS.  Regardless  of your age, you may be able to establish a Roth IRA.
Contributions  to Roth IRAs are not  deductible for federal income tax purposes.
However, if all of the applicable  requirements are met, earnings in the account accumulate tax free, and all withdrawals are also tax free.  Generally,  you may contribute  up to  $2,000  annually  to a Roth IRA;  however,  your  ability  to contribute to a Roth IRA will be reduced or  eliminated  if your adjusted  gross income exceeds certain amounts (currently $150,000 for a married couple filing a joint  return and  $95,000  for a single  taxpayer).  In  addition,  if you make contributions to both a Traditional IRA and a Roth IRA, your contribution  limit for the Roth IRA will be reduced by the amount of the  contribution  you make to the  Traditional  IRA. If certain  requirements  are met, and (i) your  modified adjusted gross income is not more than $100,00, and (ii) you are not married and filing a separate tax return,  you can roll over amounts from a Traditional  IRA to a Roth IRA. The amount rolled over generally will be included in your taxable income;  however,  if you roll over from a Traditional  IRA to a Roth IRA before
2000, you may elect to have the taxable  amount  included in your income ratably over a four-year  period.  You may also roll over  amounts  from one Roth IRA to another Roth IRA. Consult your  professional tax adviser for complete details on
Roth IRAs.  SEP-IRAs are IRAs that are created in  connection  with a simplified
employee   pension  ("SEP")   established  and  maintained  by  a  self-employed
individual,  a partnership or a  corporation.  SEP-IRAs must be created for each qualifying  employee of the  employer  that  establishes  a SEP.  In general,  a qualifying  employee is an employee who has: (i) reached the age of 21; and (ii)
worked for the employer at least three out of the past five years.  Each SEP-IRA is owned by the employee for whom it is created;  assets of a SEP are not pooled together. SEPs must provide for discretionary employer  contributions.  In other words,  employers are not required to make  contributions to SEP-IRAs each year, but if they do make  contributions for any year, the contributions must be based on a specific allocation formula set forth in the SEP, and must not discriminate in favor of highly  compensated  employees.  Contributions to SEP-IRAs generally are deductible by the employer, subject to certain limitations. Contributions to
SEP-IRAs  of  self-employed   individuals  are  subject  to  certain  additional
limitations.  SEP-IRAs  generally  are  subject  to the  same  distribution  and rollover rules that apply to Traditional IRAs.

   SIMPLE IRAS. In general,  a SIMPLE plan may be  established  by any employer, including a sole proprietorship,  partnership or corporation,  with 100 or fewer employees,  and must be the only  retirement  plan  maintained  by the employer.
Under a SIMPLE plan using SIMPLE IRAs, a SIMPLE IRA is created for each eligible employee which, in general,  includes all employees who received at least $5,000 in compensation during any two years preceding the year for which eligibility is being determined (i.e., the current year) and is reasonably  expected to earn at least  $5,000  during  the  current  year.  As with  SEP-IRAs,  SIMPLE  IRAs are individual  accounts owned by each eligible  employee.  Under a SIMPLE IRA plan, eligible  employees  can elect to  contribute a portion of their salary to their
SIMPLE IRA.  (These  contributions  are  referred to as  "elective  deferrals.")
Elective   deferrals  are  based  on  a  stated  percentage  of  the  employee's compensation,  and are  limited  to $6,000  per year  (indexed  for  inflation).
Elective  deferrals  are  included in  employees'  gross  income only for Social
Security and Medicare  tax  purposes  (i.e.,  they are not included in wages for federal  income tax  purposes).In  addition to elective  deferrals by employees, under a SIMPLE IRA plan, employers must make either: (i) matching  contributions equal  to  each  employee'  selective  deferral,  up to a  maximum  of 3% of the employee's compensation, or (ii) nonelective contributions of 2% of compensation for each eligible employee(subject to certain limits). Employer contributions to
SIMPLE IRAs are excluded from employees'  gross income and are deductible by the employer.  SIMPLE  IRAs  generally  are  subject  to the same  distribution  and rollover rules that apply to Traditional IRAs. However, a rollover from a SIMPLE
IRA to a  Traditional  IRA can be made tax free  only  after  the  employee  has participated in the SIMPLE IRA plan for at least two years.

   KEOGH PLANS.  Keogh plans are qualified  retirement plans established by sole proprietors  or  partnerships.  As with other  qualified  retirement  plans,  in
general,   contributions  to  Keogh  plans  are  deductible,  and  neither  such contributions nor the investment  earnings thereon are subject to tax until they are distributed by the plan. A number of different types of plans may qualify as
Keogh  plans.  In certain  circumstances,  Keogh plans may  provide  greater tax advantages  than other  types of  retirement  plans.  However,  Keogh plans must satisfy a number of complex rules, including minimum participation requirements, under which certain  employees  must be covered by the plan,  and in some cases, minimum funding requirements.  Professional  assistance generally is required to establish and maintain a Keogh plan.

   EDUCATION IRAS. An education IRA is a trust or custodial  account created for the purpose of paying the qualified  higher  education  expenses of a designated beneficiary, i.e., a child under the age of 18 at the time of the contributions.
In general,  qualified higher  education  expenses include expenses for tuition, fees, books,  supplies and equipment required for the designated  beneficiary of the Education IRA to attend an eligible educational institution,  which includes
essentially  all  accredited  post-secondary   educational   institutions.   Any
individual  may make  contributions  to an  education  IRA so long as his or her modified  adjusted  gross  income is less than  $110,000  ($160,000  for married taxpayers filing  jointly).The  maximum total  contributions that may be made to education IRAs for each child is $500 per year. Generally, amounts may be rolled over from an Education  IRA to another  education IRA  established  for the same beneficiary or for certain members of the  beneficiary's  family.  Beneficiaries may  make tax free  withdrawals  from  education  IRAs to pay  qualified  higher education expenses.  Other withdrawals generally will be subject to tax. Consult your professional tax adviser for complete details on Education IRAs.

OWNERSHIP OF SHARES THROUGH PLANS

Fund Shares owned by Plan Participants through Plans are held either directly by the respective  Plan, or beneficially  through  vehicles such as bank collective funds or insurance  company separate  accounts  consisting  solely of such Plans
(collectively, "Plan Pools"), which will in turn offer the Fund as an investment option  to  their  participants.  Investments  in the  Fund  may  by  themselves represent  an  investment  option  for a  Plan  or may be  combined  with  other investments  as part of a pooled  investment  option for the Plan. In the latter case, the Fund may require Plans to provide information regarding the withdrawal order and other  characteristics  of any pooled  investment  option in which the
Shares  are  included  prior  to  a  Plan's  initial  investment  in  the  Fund.
Thereafter,  the Fund will require the Plan to provide information regarding any changes  to the  withdrawal  order  and  other  characteristics  of  the  pooled investment  option  before such  changes are  implemented.  The Fund in its sole discretion may decline to sell Shares to Plans if the governing withdrawal order or other characteristics of any pooled investment option in which the Shares are included  is  determined  at any time to be  disadvantageous  to the Fund.  Plan
Participants  should contact their Plan  administrator or the organization  that provides recordkeeping services if they have questions concerning their account.
Plan  administrators and fiduciaries should call  1-800-888-2461 for information regarding a Plan's account with the Fund.

QUALIFIED REDEMPTIONS

At any time, a redemption of Fund Shares can be effected  without  assessment of the  Redemption  Fee as described in the  Prospectus,  if such  redemption  is a
"Qualified  Plan  Redemption," a "Qualified TSA  Redemption" or a "Qualified IRA
Redemption."  "Qualified Plan Redemptions" are redemptions resulting from a Plan
Participant's death,  disability,  retirement or termination of employment or to make loans to, or "in service" withdrawals by, a Plan Participant.  A "Qualified
TSA Redemption" is:

o  a redemption made by an owner of a TSA account to effect a distribution  from his or her  account  that is not  subject to the 10%  penalty  tax imposed by section  72(t),  other than a rollover  from a TSA account to an IRA or other
   TSA  account  and,  direct  trustee-to-trustee  transfers,  unless  the owner continues the investment of the transferred amount in the Fund;

o  a transfer to another investment option that is not a competing fund* in your
   TSA account if:

   >>  your TSA account does not allow transfers to competing funds or

   >>  your TSA account requires  transfers between the Fund and a non-competing fund to remain in the  non-competing  fund for a period of at least three months before being transferred to a competing fund.

*Competing funds are any fixed income investment options with a targeted average duration  of three  years or  less,  or any  investment  option  that  seeks to maintain a stable value per unit or share, including money market funds.

   In  general,  section  72(t) of the Code  imposes  a 10%  penalty  tax on any distribution  received by a taxpayer who owns a TSA account prior to the date on which  the  taxpayer  reaches  age 59 1/2,  unless  the  distribution  meets the requirements of a specific  exception to the penalty tax. In general,  rollovers from a TSA  account  to an IRA,  from one TSA  account  to  another  and  direct trustee-to-trustee transfers from one TSA account to another TSA account are not subject to tax. TSA account  owners  requesting a redemption of Fund Shares will be required  to provide a written  statement  as to whether the  proceeds of the redemption  will be  subject  to a penalty  tax and,  if not,  to  identify  the specific  exception  upon  which  the owner  intends  to rely.  The  information provided by the owner will be reflected  on the Form 1099-R  issued to the owner and filed with the Internal Revenue Service in connection with the redemption as well as forming the basis for redemption as a Qualified TSA Redemption. The Fund may require  additional  evidence,  such as the  opinion of a  certified  public accountant or tax attorney,  that any particular  redemption will not be subject to any penalty  tax.  TSA  ACCOUNT  OWNERS  SHOULD  CONSULT  THEIR TAX  ADVISERS
REGARDING THE TAX  CONSEQUENCES  OF ANY  REDEMPTION.  TSA Account  owners may be required to provide  evidence  that a requested  transfer of funds within his or her custodial account is not a transfer to a competing fund.

   Some of the  exceptions to the 10% penalty taxes are  described  below.  This description  is  intended  to  provide  only a brief  summary  of the  principal exceptions to the additional tax imposed on early  withdrawals under the current provisions of the Code,  which may change from time to time. The Fund intends to conform the definition of Qualified TSA Redemptions to changes in applicable tax laws;  however,  the Fund reserves the right to continue to define Qualified TSA
Redemptions by reference to Code provisions now in effect or otherwise to define such phrase independently of future Code provisions.

   In  general,  the early  withdrawal  penalty tax imposed by the Code will not apply to the following types of distributions from a TSA account:

1.  Distributions  made on or  after  the date on which  the TSA  account  owner attains age 59 1/2;

2.  Distributions  made to a  beneficiary  (or to the estate of the TSA  account owner) on or after the death of the TSA account owner;

3.  Distributions attributable to the TSA account owner being disabled;

4.  Distributions  made to the TSA account owner after  separation  from service after age 55;

5.  Distributions  to an alternate  payee (e.g. a former  spouse)  pursuant to a qualified domestic relations order;

6.  Distributions  that are part of a series  of  substantially  equal  periodic payments made at least annually for the life (or life expectancy) of the TSA account owner, or the joint lives (or life  expectancies) of the TSA account owner and his or her  designated  beneficiary,  after the TSA account  owner separates from service;

7.  Distributions  made to a TSA  account  owner for  medical  care,  but not in excess of the amount  allowable  as a medical  expense  deduction by the TSA account owner on his or her tax return for the year;

8.  Distributions timely made to correct an excess contribution; and

9.  Distributions timely made to reduce an excess elective deferral.

   A "Qualified IRA Redemption" is a redemption made by an IRA Owner to effect a distribution  from his or her IRA account that is not subject to the 10% penalty tax imposed by section 72(t) or 530(d), as applicable, other than IRA rollovers, direct trustee-to-trustee  transfers and conversions of Traditional IRAs to Roth
IRAs, unless the IRA Owner continues the investment of the transferred amount in the Fund. In general, section 72(t) of the Code imposes a 10% penalty tax on any distribution  received by a taxpayer from a Traditional  IRA,  SEP-IRA or SIMPLE
IRA prior to the date on which  the  taxpayer  reaches  age 59 1/2,  unless  the distribution  meets the requirements of a specific exception to the penalty tax.
Similar  penalties  apply to early  withdrawals  from Roth IRAs and Keogh Plans.
Section  530(d) as  currently  written,  imposes a separate  10%  penalty tax on distributions  from an education IRA not used to pay qualified  higher education
expenses.   In   general,   rollovers   from  one  IRA  to  another  and  direct
trustee-to-trustee  transfers  from an IRA to  another  IRA (or in some cases to other types of qualified plans) are not subject to tax. In addition, conversions of  Traditional  IRAs to Roth IRAs are subject to income tax but are not subject to the early withdrawal  penalty tax. IRA Owners requesting a redemption of Fund
Shares  will be  required  to  provide a written  statement  as to  whether  the proceeds  of the  redemption  will be subject to a penalty  tax and,  if not, to identify the specific  exception  upon which the IRA Owner intends to rely.  The information  provided  by the IRA Owner  will be  reflected  on the Form  1099-R issued  to the IRA  Owner  and  filed  with  the  Internal  Revenue  Service  in connection  with the redemption as well as forming the basis for redemption as a
Qualified IRA Redemption.  The Fund may require additional evidence, such as the opinion of a certified  public  accountant or tax attorney,  that any particular redemption  will not be subject to any penalty  tax. IRA OWNERS  SHOULD  CONSULT
THEIR TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF ANY REDEMPTION.

   Some of the  exceptions to the 10% penalty taxes are  described  below.  This description  is  intended  to  provide  only a brief  summary  of the  principal exceptions to the additional tax imposed on early  withdrawals under the current provisions of the Code,  which may change from time to time. The Fund intends to conform the definition of Qualified IRA Redemptions to changes in applicable tax laws;  however,  the Fund reserves the right to continue to define Qualified IRA
Redemptions by reference to Code provisions now in effect or otherwise to define such phrase independently of future Code provisions.

TRADITIONAL  IRAS,  SEP-IRAS AND SIMPLE IRAS -- In general,  the 10% penalty tax imposed by section  72(t) of the Code will not apply to the  following  types of distributions from a Traditional IRA, SEP-IRA or SIMPLE IRA:

1.  Distributions  made on or after the date on which the IRA Owner  attains age
    59 1/2;

2.  Distributions  made to a beneficiary  (or to the estate of the IRA Owner) on or after the death of the IRA Owner;

3.  Distributions  attributable  to the IRA Owner's  being  disabled  within the meaning of section 72(m)(7) of the Code;

4.  Distributions  made to the IRA Owner to the extent such distributions do not exceed the amount of unreimbursed  medical  expenses  allowed as a deduction under section 213 of the Code;

5.  Distributions to unemployed  individuals to the extent such distributions do not exceed the amount paid for medical  insurance  as  described  in section
    213(d)(1)(D)  of the  Code  for the IRA  Owner,  and his or her  spouse  and dependents;

6.  Distributions to an IRA Owner to the extent such distributions do not exceed the qualified higher education expenses, as defined in section 72(t)(7), for the IRA Owner;

7.  Distributions  to an IRA Owner  that are used to acquire a first  home,  and that meet the definition of "qualified  first-time homebuyer  distributions"
    under section 72(t)(8) of the Code; and

8.  Distributions  that are part of a series  of  substantially  equal  periodic payments made at least annually for the life (or life expectancy) of the IRA
    Owner, or the joint lives (or life expectancies) of the IRA Owner and his or her designated beneficiary.

ROTH IRAS -- With  respect  to a Roth IRA,  all  "qualified  distributions"  are excluded from gross income and,  therefore,  from the 10% penalty tax imposed by section 72(t). In general, qualified distributions from a Roth IRA include:

1.  Distributions  made on or after the date on which the IRA Owner  attains age
    59 1/2;

2.  Distributions  made to a beneficiary  (or to the estate of the IRA Owner) on or after the death of the IRA Owner;

3.  Distributions  attributable  to the IRA Owner's  being  disabled  within the meaning of section 72(m)(7) of the Code; and

4.  Distributions  to an IRA Owner  that are used to acquire a first  home,  and that meet the definition of "qualified  first-time homebuyer  distributions"
    under section 72(t)(8) of the Code.

   However,  a  distribution  will not be a qualified  distribution,  even if it otherwise meets the definition, if it is made within the 5-year period beginning with the first taxable year for which the IRA Owner made a  contribution  to the
Roth IRA (or such person's  spouse made a contribution to a Roth IRA established for the IRA  Owner).  Special  rules  apply with  respect  to  certain  types of rollovers.

   To the extent a distribution from a Roth IRA is not a qualified distribution, either  because it does not meet the definition of a qualified  distribution  in the first instance,  or because it is made within the five-year period described in section  408A(d)(2)(B),  the  portion  of the  distribution  that  represents earnings  will be  subject  to tax in  accordance  with  section 72 of the Code, including the 10% penalty tax imposed under section 72(t).  The same  exceptions to the penalty  tax that apply to  Traditional  IRAs will apply to  nonqualified distributions from Roth IRAs.

   In the  event  of a  nonqualified  distribution  from a Roth  IRA,  only  the earnings  in the  account are  subject to tax;  contributions  may be  recovered tax-free  (since no  deduction  is permitted  for such  contributions).  Section
408A(d) provides that  distributions from Roth IRAs are considered to come first from  contributions,  to the extent that  distributions  do not exceed the total amount of contributions.

KEOGH PLANS -- In general,  the 10% penalty tax imposed by section  72(t) of the
Code will not apply to the following types of  distributions  from a Traditional
IRA:

1.  Distributions  made on or after the date on which the IRA Owner  attains age
    59 1/2;

2.  Distributions  made to a beneficiary  (or to the estate of the IRA Owner) on or after the death of the IRA Owner;

3.  Distributions  attributable  to the IRA Owner's  being  disabled  within the meaning of section 72(m)(7) of the Code;

4.  Distributions  made to the IRA Owner after separation from service after age
    55;

5.  Distributions to unemployed  individuals to the extent such distributions do not  exceed  the  amount  of  unreimbursed  medical  expenses  allowed  as a deduction under section 213 of the Code;

6.  Distributions  to an alternate  payee (e.g., a former spouse)  pursuant to a qualified domestic relations order; and

7.  Distributions  that are part of a series  of  substantially  equal  periodic payments made at least annually for the life (or life expectancy) of the IRA
    Owner, or the joint lives (or life expectancies) of the IRA Owner and his or her designated beneficiary.

EDUCATION  IRAS --  Distributions  from an education  IRA are included in income unless the qualified higher education expenses of the designated beneficiary are equal to or greater than the amount of such distributions.  In addition, certain special  rules  are  provided  that  permit  certain  rollovers  or  changes  in beneficiaries. Any distribution that is subject to tax under section 530 is also subject to the 10% penalty tax imposed by section  530(d)(4).  Thus, in general, any  distribution  from an  education  IRA that  exceeds the amount of qualified higher education  expenses of the designated  beneficiary will be subject to the
10% penalty tax.

HOW TO PURCHASE SHARES

Investors  may purchase  shares of the Fund through  authorized  dealers who are members of the National  Association  of Securities  Dealers,  Inc. In addition, banks and other financial  institutions may make shares of the Fund available to their customers. (Banks and other financial institutions that make shares of the
Fund available to their customers in Texas must be registered with that state as securities  dealers.)  The  minimum  initial  investment  is $100.  The  minimum subsequent  investment  is $100 unless made through an  Accumulation  Plan which allows for subsequent  investments  of $20. An application  may be obtained from the Fund Administrator.

   As a convenience to investors and to save operating  expenses,  the Fund does not issue  certificates  for full  shares  except  upon  written  request by the investor or his or her investment dealer. Certificates will be issued at no cost to the  stockholder.  No certificates  will be issued for fractional  shares and fractional shares may be withdrawn only by redemption for cash.

   Orders  for the  purchase  of  shares  of the Fund  will be  confirmed  at an offering  price  equal to the net asset  value per share next  determined  after receipt  of the  order  in  proper  form by  Security  Distributors,  Inc.  (the
"Distributor")  (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares.  Orders received by dealers or other firms prior to the close of the Exchange and received by the  Distributor  prior to the  close  of its  business  day will be  confirmed  at the  offering  price effective  as of the  close of the  Exchange  on that  day.  Dealers  and  other financial services firms are obligated to transmit orders promptly.

   The Fund  reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

ALTERNATIVE PURCHASE OPTIONS -- The Fund offers four classes of shares:

   CLASS A SHARES - FRONT-END LOAD OPTION.  Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed  (except that shares sold in an amount of  $1,000,000  or more without a front-end  sales charge will be subject to a contingent  deferred sales charge of 1% for one year).  See Appendix B for a discussion of "Rights of
Accumulation"  and "Statement of  Intention,"  which options may serve to reduce the front-end sales charge.

   CLASS B SHARES - BACK-END  LOAD  OPTION.  Class B shares  are sold  without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed  within five years of the date of purchase.  Class B shares will  automatically  convert to Class A shares at the end of eight  years  after purchase.

   CLASS C SHARES - LEVEL LOAD  OPTION.  Class C shares are sold without a sales charge at the time of purchase,  but are subject to a contingent  deferred sales charge if they are redeemed within one year of the date of purchase.

   CLASS S SHARES - FLEXIBLE  LOAD  OPTION.  Class S shares  are sold  without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within seven years of the date of purchase.  Class S shares do not convert to another class of shares after a specified number of years.

   The decision as to which class is more  beneficial to an investor  depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over  time,  might  consider  Class A shares.  Other  investors  might consider Class B, Class C or Class S shares,  in which case 100% of the purchase price is invested  immediately,  depending on the amount of the purchase and the intended length of investment.

   Dealers or others may receive  different levels of compensation  depending on which class of shares they sell.

CLASS A SHARES -- Class A shares are  offered at net asset value plus an initial sales charge as follows:

--------------------------------------------------------------------------------
                                                    SALES CHARGE
                                    --------------------------------------------
                                                     PERCENTAGE OF   PERCENTAGE
AMOUNT OF PURCHASE                  PERCENTAGE OF      NET AMOUNT    REALLOWABLE
AT OFFERING PRICE                   OFFERING PRICE      INVESTED     TO DEALERS
--------------------------------------------------------------------------------
Less than $100,000..................    3.50%            3.63%          3.00%
$100,000 but less than $500,000.....    2.50             2.56           2.00
$500,000 but less than $1,000,000...    1.50             1.52           1.00
$1,000,000 and over.................    None             None        (See below)
--------------------------------------------------------------------------------

   The  Distributor  will pay a commission to dealers on purchases of $1,000,000 or more as  follows:  .50% on  sales  up to  $5,000,000,  plus  .25% on sales of
$5,000,000 or more up to  $10,000,000,  and .10% on any amount of $10,000,000 or more.

CLASS A  DISTRIBUTION  PLAN -- As  discussed in the  prospectus,  the Fund has a
Distribution  Plan for its  Class A shares  pursuant  to Rule  12b-1  under  the
Investment  Company Act of 1940.  The Plan  authorizes the Fund to pay an annual fee to the Distributor of .25% of the average daily net asset value of the Class
A shares of the Fund to finance various activities  relating to the distribution of such shares of the Fund to investors.  These  expenses  include,  but are not limited to, the payment of  compensation  (including  compensation to securities dealers and other financial  institutions and  organizations)  to obtain various administrative  services  for the Fund.  These  services  include,  among  other things,  processing  new  shareholder  account  applications  and serving as the primary source of information to customers in answering questions concerning the
Fund and their transactions with the Fund. The Distributor is also authorized to engage in advertising,  the preparation and distribution of sales literature and other promotional  activities on behalf of the Fund. The Distributor is required to report in writing to the Board of Directors  of Security  Income Fund and the
board will review at least  quarterly  the  amounts and purpose of any  payments made under the Plan. The  Distributor is also required to furnish the board with such other  information  as may  reasonably  be requested in order to enable the board to make an informed determination of whether the Plan should be continued.

   The Plan became  effective on February 10, 1999.  The Plan will continue from year to year,  provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors  of the Fund,  including a majority of the independent  directors cast in person at a meeting called for the purpose of  voting on such  continuance.  The Plan can be  terminated  at any time on 60 days'  written  notice,  without  penalty,  if a majority  of the  disinterested directors or the Class A shareholders  vote to terminate the Plan. Any agreement relating to the  implementation  of the Plan terminates  automatically  if it is assigned.  The Plan may not be  amended  to  increase  materially  the amount of payments thereunder without approval of the Class A shareholders of the Fund.

   Because all amounts paid  pursuant to the  Distribution  Plan are paid to the
Distributor,  the Fund Administrator and its officers,  directors and employees, including Messrs.  Cleland and Schmank (directors of the Fund),  Messrs.  Swank,
Swickard,  Bowser,  Ms.  Harwood and Ms. Lee (officers of the Fund),  all may be deemed to have a direct or indirect  financial  interest in the operation of the
Distribution  Plan. None of the independent  directors have a direct or indirect financial interest in the operation of the Distribution Plan.

   Benefits  from  the  Distribution  Plan  may  accrue  to  the  Fund  and  its stockholders  from the  growth  in assets  due to sales of shares to the  public pursuant to the Distribution  Agreement with the  Distributor.  Increases in the net  assets  of the  Fund  from  sales  pursuant  to its  Distribution  Plan and
Agreement may benefit  shareholders by reducing per share  expenses,  permitting increased investment  flexibility and diversification of such Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions.

CLASS B SHARES -- Class B shares  are  offered  at net asset  value,  without an initial sales charge.  With certain  exceptions,  the Fund may impose a deferred sales charge on shares  redeemed  within five years of the date of purchase.  No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

   Whether a contingent  deferred  sales charge is imposed and the amount of the charge  will depend on the number of years  since the  investor  made a purchase payment  from  which an amount is being  redeemed,  according  to the  following schedule:

                  -------------------------------------------
                  YEAR SINCE PURCHASE     CONTINGENT DEFERRED
                   PAYMENT WAS MADE          SALES CHARGE
                  -------------------------------------------
                        First                     5%
                        Second                    4%
                        Third                     3%
                        Fourth                    3%
                        Fifth                     2%
                  Sixth and Following             0%
                  -------------------------------------------

   Class B shares (except shares purchased through the reinvestment of dividends and other  distributions paid with respect to Class B shares) will automatically convert,  on the eighth  anniversary of the date such shares were purchased,  to
Class A shares which are subject to a lower  distribution  fee.  This  automatic conversion of Class B shares will take place  without  imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates  will require the return of the stock  certificates to the transfer agent.)  All  shares  purchased  through  reinvestment  of  dividends  and other distributions paid with respect to Class B shares  ("reinvestment  shares") will be considered to be held in a separate subaccount.  Each time any Class B shares
(other than those held in the subaccount)  convert to Class A shares, a pro rata portion of the  reinvestment  shares held in the subaccount will also convert to
Class A shares.  Class B shares so  converted  will no longer be  subject to the higher  expenses borne by Class B shares.  Because the net asset value per share of the Class A shares  may be higher or lower than that of the Class B shares at the  time  of  conversion,  although  the  dollar  value  will  be the  same,  a shareholder  may receive  more or less Class A shares than the number of Class B shares  converted.  Under  current  law,  it is the Fund's  opinion  that such a conversion  will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case,  the Board of Directors will consider what action,  if any, is  appropriate  and in the best  interests of the Class B stockholders.

CLASS B  DISTRIBUTION  PLAN -- The Fund bears  some of the costs of selling  its
Class B shares  under a  Distribution  Plan  adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment
Company Act of 1940 ("1940  Act").  This Plan provides for payments at an annual rate of .75% of the  average  daily net asset  value of Class B shares.  Amounts paid by the Fund are  currently  used to pay  dealers  and other firms that make
Class B shares  available to their  customers  (1) a  commission  at the time of purchase  normally  equal  to 2.75% of the  value of each  share  sold and (2) a service fee for account maintenance and personal service to shareholders payable for the first year, initially,  and for each year thereafter,  quarterly,  in an amount  equal to .25%  annually of the average  daily net asset value of Class B shares sold by such  dealers and other firms and  remaining  outstanding  on the books of the Fund.

   Rules of the National Association of Securities Dealers,  Inc. ("NASD") limit the aggregate amount that a Fund may pay annually in distribution  costs for the sale of its Class B shares to 6.25% of gross  sales of Class B shares  since the inception of the  Distribution  Plan, plus interest at the prime rate plus 1% on such  amount  (less  any  contingent  deferred  sales  charges  paid by  Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue  distribution  charges  incurred in connection with the Class B Distribution Plan which exceed current annual payments  permitted to be received by the Distributor  from the Fund. The  Distributor  intends to seek full  payment of such  charges  from the Fund  (together  with  annual  interest thereon  at the prime  rate plus 1%) at such time in the  future  as, and to the extent that, payment thereof by the Fund would be within permitted limits.

   The Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested  persons of the Fund as defined in the 1940
Act or by vote of a majority of the outstanding Class B shares. In the event the
Class B  Distribution  Plan is  terminated  by the Class B  stockholders  or the
Funds' Board of Directors,  the payments made to the Distributor pursuant to the
Plan up to that time would be retained by the Distributor. Any expenses incurred by the  Distributor  in  excess  of  those  payments  would be  absorbed  by the
Distributor.  The Fund makes no  payments  in  connection  with the sales of its shares other than the distribution fee paid to the Distributor.

CLASS C SHARES -- Class C shares  of the Fund are  offered  at net asset  value, without an initial sales charge. With certain exceptions,  the Fund may impose a deferred  sales  charge  on  shares  redeemed  within  one  year of the  date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed,  the deferred  sales charge is deducted  from the  redemption  proceeds otherwise  payable  to  you.  The  deferred  sales  charge  is  retained  by the
Distributor.

CLASS C  DISTRIBUTION  PLAN -- The Fund bears  some of the costs of selling  its
Class C shares  under a  Distribution  Plan  adopted with respect to its Class C shares ("Class C Distribution Plan") pursuant to Rule 12b-1 under the Investment
Company Act of 1940 ("1940  Act").  This Plan provides for payments at an annual rate of .50% of the  average  daily net asset  value of Class C shares.  Amounts paid by the Fund are  currently  used to pay  dealers  and other firms that make
Class C shares  available to their  customers  (1) a  commission  at the time of purchase  normally  equal to .25% of the value of each share sold,  and for each year thereafter,  quarterly,  in an amount equal to .25% annually of the average daily net asset value of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee payable for the first year initially, and for each year thereafter,  quarterly, in an amount equal to .25%  annually of the  average  daily net asset value of Class C shares sold by such dealers and other firms and remaining  outstanding  on the books of the Fund.

   Rules of the NASD limit the aggregate  amount that a Fund may pay annually in distribution costs for the sale of its Class C shares to 6.25% of gross sales of
Class C shares since the inception of the  Distribution  Plan,  plus interest at the  prime  rate plus 1% on such  amount  (less any  contingent  deferred  sales charges  paid by  Class C  shareholders  to the  Distributor).  The  Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection  with the Class C Distribution  Plan which exceed current annual payments  permitted to be received by the Distributor  from the Fund. The
Distributor intends to seek full payment of such charges from the Fund (together with  annual  interest  thereon  at the prime  rate plus 1%) at such time in the future as, and to the extent that,  payment  thereof by the Fund would be within permitted limits.

   The Fund's Class C Distribution Plan may be terminated at any time by vote of its directors who are not interested  persons of the Fund as defined in the 1940
Act or by vote of a majority of the outstanding Class C shares. In the event the
Class C  Distribution  Plan is  terminated  by the Class C  stockholders  or the
Fund's Board of Directors,  the payments made to the Distributor pursuant to the
Plan up to that time would be retained by the Distributor. Any expenses incurred by the  Distributor  in  excess  of  those  payments  would be  absorbed  by the
Distributor.  The Fund makes no payments in  connection  with the sales of their shares other than the distribution fee paid to the Distributor.

CLASS S SHARES -- Class S shares  are  offered  at net asset  value,  without an initial sales charge.  With certain  exceptions,  the Fund may impose a deferred sales charge on shares redeemed  within seven years of the date of purchase.  No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

   Whether a contingent  deferred  sales charge is imposed and the amount of the charge  will depend on the number of years  since the  investor  made a purchase payment  from  which an amount is being  redeemed,  according  to the  following schedule:

                 ---------------------------------------------
                 YEAR SINCE PURCHASE      CONTINGENT DEFERRED
                  PAYMENT WAS MADE           SALES CHARGE
                 ---------------------------------------------
                       First                      6%
                       Second                     6%
                       Third                      5%
                       Fourth                     4%
                       Fifth                      3%
                       Sixth                      2%
                       Seventh                    1%
                 Eighth and Following             0%
                 ---------------------------------------------

CLASS S  DISTRIBUTION  PLAN -- The Fund bears  some of the costs of selling  its
Class S shares  under a  Distribution  Plan  adopted with respect to its Class S shares ("Class S Distribution Plan") pursuant to Rule 12b-1 under the Investment
Company Act of 1940 ("1940  Act").  This Plan provides for payments at an annual rate of 1.00% of the average  daily net asset  value of Class S shares.  Amounts paid by the Funds are  currently  used to pay  dealers and other firms that make
Class S shares  available to their  customers  (1) a  commission  at the time of purchase  normally equal to 4.00% of the value of each share sold, (2) a service fee for  account  maintenance  and  personal  service  to  shareholders  payable calendar  quarterly  beginning  in the  second  year in an amount  equal to .25%
annually  of the  average  daily net asset  value of Class S shares sold by such dealers  remaining  outstanding  on the  books  of the  Funds,  and  (3) a trail commission  payable  calendar  quarterly  beginning in the seventh year, and for each year  thereafter,  in an amount equal to .75% annually of the average daily net asset value of Class S shares sold by such dealers remaining  outstanding on the books of the Funds.

   Rules of the NASD limit the aggregate  amount that a Fund may pay annually in distribution costs for the sale of its Class S shares to 6.25% of gross sales of
Class S shares since the inception of the  Distribution  Plan,  plus interest at the  prime  rate plus 1% on such  amount  (less any  contingent  deferred  sales charges  paid by  Class S  shareholders  to the  Distributor).  The  Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection  with the Class S Distribution  Plan which exceed current annual payments  permitted to be received by the Distributor  from the Fund. The
Distributor intends to seek full payment of such charges from the Fund (together with  annual  interest  thereon  at the prime  rate plus 1%) at such time in the future as, and to the extent that,  payment  thereof by the Fund would be within permitted limits.

   The Fund's Class S Distribution Plan may be terminated at any time by vote of its directors who are not interested  persons of the Fund as defined in the 1940
Act or by vote of a majority of the outstanding Class S shares. In the event the
Class S  Distribution  Plan is  terminated  by the Class S  stockholders  or the
Funds' Board of Directors,  the payments made to the Distributor pursuant to the
Plan up to that time would be retained by the Distributor. Any expenses incurred by the  Distributor  in  excess  of  those  payments  would be  absorbed  by the
Distributor.  The Fund makes no  payments  in  connection  with the sales of its
Class S shares other than the distribution fee paid to the Distributor.

CALCULATION  AND WAIVER OF CONTINGENT  DEFERRED  SALES CHARGES -- Any contingent deferred  sales charge imposed upon  redemption of Class A shares  (purchased in amounts of $1,000,000 or more), Class B shares,  Class C and Class S shares is a percentage  of the lesser of (1) the net asset  value of the shares  redeemed or
(2) the net cost of such shares. No contingent  deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such  shares due to  increases  in the net asset  value per share of the
Fund; (2) shares acquired  through  reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in amounts of $1,000,000 or more) or Class C shares  held for more than one year or Class B shares  held for more than five years or Class S shares held more than seven years.  Upon request for redemption,  shares not subject to the contingent deferred sales charge will be redeemed first.  Thereafter,  shares held the longest will be the first to be redeemed.

   The contingent  deferred sales charge is waived: (1) following the death of a stockholder  if  redemption  is made within one year after  death;  (2) upon the disability  (as defined in section  72(m)(7) of the Internal  Revenue Code) of a stockholder  prior to age 65 if  redemption  is made  within  one year after the disability,  provided such disability  occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an
IRA,  SAR-SEP or Keogh or any other  retirement  plan  qualified  under  Section
401(a),  401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement  plans  qualified  under  Section  401(a) or  401(k) of the  Internal
Revenue  Code due to (i)  returns  of excess  contributions  to the  plan,  (ii)
retirement of a participant in the plan,  (iii) a loan from the plan  (repayment of loans,  however,  will  constitute  new sales for purposes of  assessing  the contingent deferred sales charge), (iv) "financial hardship" of a participant in
the  plan,   as  that  term  is   defined   in   Treasury   Regulation   Section
1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan.

ARRANGEMENTS  WITH  BROKER-DEALERS  AND  OTHERS -- To the  extent  permitted  by applicable law, the Fund's Administrator or Distributor, from time to time, will pay a bonus, to certain dealers whose  representatives have sold or are expected to sell  significant  amounts of the Fund and/or  certain other funds managed by the Fund Administrator. Bonus compensation may include reallowance of the entire sales charge and may also  include,  with  respect to Class A shares,  an amount which  exceeds the entire sales charge and,  with respect to Class B, Class C or
Class S shares, an amount which exceeds the maximum commission. The Distributor, or the Fund  Administrator,  may also provide  financial  assistance  to certain dealers in connection  with  conferences,  sales or training  programs for their employees,  seminars  for  the  public,  advertising,  sales  campaigns,  and/or shareholder  services and programs regarding one or more of the funds managed by the Fund Administrator.  In addition,  the Fund Administrator or Distributor may sponsor training or education meetings at various locations.  In connection with such meetings it is expected that the Fund  Administrator  or Distributor  would pay the travel,  lodging and other expenses of representatives of the dealers in attendance. Certain of the foregoing arrangements may be financed by payments to the Distributor under a Rule 12b-1  Distribution  Plan. These  arrangements will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the NASD.
A dealer to whom  substantially  the  entire  sales  charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

   The Distributor  also may pay banks and other  financial  services firms that facilitate  transactions  in shares of the Fund for their  clients a transaction fee up to the level of the  payments  made  allowable to dealers for the sale of such shares as described above.

PURCHASES  AT NET ASSET VALUE -- Class A shares of the Fund may be  purchased at net asset value by (1) directors, officers and employees of the Fund, the Fund's
Administrator  or  Distributor;  directors,  officers and  employees of Security
Benefit  Life  Insurance  Company and its  subsidiaries;  agents  licensed  with
Security Benefit Life Insurance  Company;  spouses or minor children of any such agents; as well as the following  relatives of any such directors,  officers and
employees  (and  their  spouses):  spouses,  grandparents,   parents,  children,
grandchildren,  siblings,  nieces and nephews;  (2) any trust,  pension,  profit sharing or other benefit plan  established by any of the foregoing  corporations
for  persons   described   above;   (3)  retirement   plans  where  third  party
administrators  of such plans have entered into  certain  arrangements  with the
Distributor  or its  affiliates  provided that no commission is paid to dealers;
and (4) officers,  directors,  partners or registered representatives (and their spouses and minor children) of broker-dealers  who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment  purposes and that the securities  will not be transferred  or resold except  through  redemption or repurchase by or on behalf of the Fund.

   Class A shares of the Fund may also be  purchased at net asset value when the purchase is made on the recommendation of (i) a registered  investment  adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor;  or (ii) a certified  financial planner or registered broker-dealer  who either  charges  periodic fees to its customers for financial planning,  investment  advisory or asset management  services,  or provides such services in connection with the establishment of an investment account for which a comprehensive  "wrap fee" is imposed.  The Distributor must be notified when a purchase is made that qualifies under this provision.

PURCHASES  FOR   EMPLOYER-SPONSORED   RETIREMENT  PLANS  --  Security  Financial
Resources,  Inc.,  an  affiliated  company  of  the  Distributor,   offers  plan
recordkeeping  services on a fee basis to  employer-sponsored  retirement plans.
Employer-sponsored  retirement  plans that have  entered  into an  agreement  to receive such services from Security Financial Resources, Inc. may purchase Class
A  shares  of  Capital  Preservation  Fund  at net  asset  value  under  certain circumstances. Such plans would first purchase Class C shares of the Fund for an initial  period of time  that  would  vary with the size of the plan,  amount of assets flowing into the plan and level of service provided by the dealer.  After that initial  period of time has elapsed,  the plan would  exchange at net asset value existing Class C shares for Class A shares of Capital  Preservation  Fund, and new  purchases  under the plans would be made in Class A shares at net asset value.

   The schedule below sets forth the amount of time that  retirement plan assets would  remain  invested  in Class C shares  before  they would be  eligible  for exchange to Class A shares of Capital Preservation Fund. The schedule below also sets forth the  commissions  paid to dealers  in  connection  with sales of Fund shares with respect to such retirement plans,  which  commissions  replace those normally paid in connection with sales of Class C shares.

--------------------------------------------------------------------------------
                              NUMBER OF YEARS    COMMISSION BY YEAR OF PURCHASE*
                                INVESTED IN      -------------------------------
   ELIGIBLE PLANS             CLASS C SHARES     1       2      3      4      5+
--------------------------------------------------------------------------------
Less than $1.5 mil. in
assets or $400,000 in flow       8 years         5%      4%     3%     2%     1%
--------------------------------------------------------------------------------
Less than $1.5 mil. in
assets or $400,000 in flow       8 years         6%      4%     2%     1%     1%
--------------------------------------------------------------------------------
Less than $5 mil. In
assets or $1 mil. in flow        6 years         4%      3%     2%     1%     1%
--------------------------------------------------------------------------------
Less than $5 mil. In
assets or $1 mil. in flow        5 years         3%      2%     1%     1%     1%
--------------------------------------------------------------------------------
Less than $10 mil. In
assets or $2 mil. in flow        3 years         2%      1%     1%     1%     1%
--------------------------------------------------------------------------------
Less than $10 mil. In
assets or $2 mil. in flow       0 years**        1%+     1%     1%     1%     1%
--------------------------------------------------------------------------------
 *The commission is a percentage of the amount invested. The year of purchase is measured  from  the  date  of the  plan's  initial  investment  in  the  Fund.
  Notwithstanding  the  foregoing  schedule,  if 50% or more of the plan  assets allocated to the Fund is redeemed within the four-year period beginning on the date of the  plan's  initial  investment  in the  Fund,  the  commission  will immediately drop to 1% for all subsequent purchases.
**Amounts will be invested in Class A shares at net asset value.
 +Certain dealers may receive 1.25% in year 1.
--------------------------------------------------------------------------------

   The  Distributor  may also enter into  arrangements  with dealers  whereby it agrees to  "annualize"  the  first-year  commission  expected  to be paid on the purchase  of Fund  shares  by  retirement  plans  receiving  plan  recordkeeping
services  from  Security  Financial  Resources,   Inc.  Such  arrangements  will
typically  provide for an up-front payment by the Distributor to the dealer of a specified percentage of the first-year's expected commissions  attributable to a particular retirement plan.

   In some  circumstances,  a retirement plan that was not previously  receiving plan recordkeeping services from Security Financial Resources, Inc. may transfer its  assets in an  arrangement  where it does  receive  such  services.  In such
circumstances,   the  Distributor  may  pay  the  dealer  a  commission  on  the transferred assets that is different from the commission  otherwise set forth in the table above, but typically not in excess of 1.25% of the transferred amount.

   In  addition to the  commissions  set forth  above,  dealers  will  receive a service fee payable  beginning in the 13th month  following  the plan's  initial investment.  The Distributor pays service fees quarterly,  in an amount equal to
0.25%  annually of the  average  daily net asset value of Class C shares sold by
dealers  in  connection  with  such  employer-sponsored   retirement  plans  and
remaining outstanding on the books of Capital Preservation Fund.

MANAGEMENT OF THE FUND AND TRUST

The Board of Directors of Security  Income Fund and the Board of Trustees of the
Portfolio  Trust  (collectively,  the  Directors)  are each  composed of persons experienced  in financial  matters who meet  throughout  the year to oversee the activities  of the  Fund  or  the  Portfolio,  respectively.  In  addition,  the
Directors review  contractual  arrangements with companies that provide services to the Fund/Portfolio and review the Fund's performance.

   The  Directors  and  officers of the Security  Income Fund and the  Portfolio
Trust,  their birth dates, and their principal  occupations during the past five years are set forth  below.  Their  titles may have varied  during that  period.
Unless otherwise indicated, the address of each officer and director of Security
Income Fund is 700 Harrison Street, Topeka, Kansas 66636-0001 and the address of each officer of the  Portfolio  Trust is One South Street,  Baltimore,  Maryland
21202.

DIRECTORS AND OFFICERS OF SECURITY INCOME FUND --

------------------------------------------------------------------------------------------
                                   POSITION(S)
                                    HELD WITH             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE                FUND                  DURING PAST 5 YEARS
------------------------------------------------------------------------------------------
John D. Cleland,* 64               Chairman of    Senior Vice President and Managing
(Birth date: May 1, 1936)           the Board     Member Representative, Security
                                       and        Management Company, LLC; Senior Vice
                                     Director     President, Security Benefit Group, Inc.
                                                  and Security Benefit Life Insurance
                                                  Company
------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.,** 54           Director     Business broker, Griffith & Blair
(Birth date: December 14, 1946)                   Realtors. Prior to 1997, President,
2222 SW 29th Street                               Neon Tube Light Company, Inc.
Topeka, Kansas 66611
------------------------------------------------------------------------------------------
Penny A. Lumpkin,** 61               Director     Owner, Vivian's Gift Shop (Corporate
(Birth date: August 20, 1939)                     Retail); Vice President, Palmer
3616 Canterbury Town Road                         Companies, Inc. (Small Business and
Topeka, Kansas 66610                              Shopping Center Development) and
                                                  Bellairre Shopping Center LLC (Managing
                                                  and Leasing); Partner, Goodwin
                                                  Enterprises (Retail). Prior to 1999,
                                                  Vice President and Treasurer, Palmer
                                                  News, Inc.; Vice President, M/S News,
                                                  Inc. and Secretary, Kansas City
                                                  Periodicals.
------------------------------------------------------------------------------------------
Mark L. Morris, Jr.,** 66            Director     Independent Investor, Morris Co.
(Birth date: February 3, 1934)                    (Personal Investments); Former General
5500 SW 7th Street                                Partner, Mark Morris Associates
Topeka, Kansas 66606                              (Veterinary Research and Education)
------------------------------------------------------------------------------------------
Maynard Oliverius, 57                Director     President and Chief Executive Officer,
(Birth date: December 18, 1943)                   Stormont-Vail HealthCare
1500 SW 10th Avenue
Topeka, Kansas 66604
------------------------------------------------------------------------------------------
James R. Schmank,* 47               President     President and Managing Member
(Birth date: February 21, 1953)        and        Representative, Security Management
                                     Director     Company, LLC; Senior Vice President,
                                                  Security Benefit Group, Inc. and
                                                  Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------
Amy J. Lee, 39                      Secretary     Secretary, Security Management Company,
(Birth date: June 5, 1961)                        LLC; Vice President, Associate General
                                                  Counsel and Assistant Secretary,
                                                  Security Benefit Group, Inc. and
                                                  Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------
Brenda M. Harwood, 37               Treasurer     Assistant Vice President and Treasurer,
(Birth date: November 3, 1963)                    Security Management Company, LLC;
                                                  Assistant Vice President, Security
                                                  Benefit Group, Inc. and Security Benefit
                                                  Life Insurance Company
------------------------------------------------------------------------------------------
Steven M. Bowser, 40                  Vice        Vice President and Portfolio Manager,
(Birth date: February 11, 1960)     President     Security Management Company, LLC; Vice
                                                  President, Security Benefit Group, Inc.
                                                  and Security Benefit Life Insurance
                                                  Company
------------------------------------------------------------------------------------------
Thomas A. Swank, 41                   Vice        Senior Vice President and Director of
(Birth date: January 10, 1960)      President     Fixed Income, Security Management
                                                  Company, LLC; Senior Vice President and
                                                  Chief Investment Officer, Security
                                                  Benefit Group, Inc. and Security Benefit
                                                  Life Insurance Company
------------------------------------------------------------------------------------------
Christopher D. Swickard, 35         Assistant     Assistant Secretary, Security Management
(Birth date: October 9, 1965)       Secretary     Company, LLC; Assistant Vice President
                                                  and Assistant Counsel, Security Benefit
                                                  Group, Inc. and Security Benefit Life
                                                  Insurance Company
------------------------------------------------------------------------------------------
 *These directors are deemed to be "interested persons" of the Fund.
**These directors serve on the Fund's audit  committee,  the purpose of which (among other things) is to meet with independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company,  LLC of the accounting function for the Fund.
------------------------------------------------------------------------------------------

   The officers of Security Income Fund hold identical  offices with each of the other mutual funds in the Security Funds Family, except Messrs. Bowser and Swank who hold the same  office  only with  respect  to SBL  Fund.  The  directors  of
Security  Income  Fund also  serve as  directors  of each of the other  Security
Funds. Ms. Lee is also Secretary of the Distributor, Messrs. Cleland and Schmank
are  directors  and Vice  Presidents  of the  Distributor  and Ms.  Harwood is a
director and Treasurer of the Distributor.

TRUSTEES OF BT INVESTMENT PORTFOLIOS --

------------------------------------------------------------------------------------------
                                     POSITION(S)
                                    HELD WITH THE           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE             PORTFOLIO TRUST            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------
Charles P. Biggar, 70                  Trustee        Trustee of each of the other
(Birth date: October 13, 1930)                        investment companies in the Fund
12 Hitching Post Lane                                 Complex(1); Retired; former Vice
Chappaqua, New York 10514                             President, International Business
                                                      Machines ("IBM") and President,
                                                      National Services and the Field
                                                      Engineering Divisions of IBM
------------------------------------------------------------------------------------------
S. Leland Dill, 70                     Trustee        Trustee of each of the other
(Birth date: March 28, 1930)                          investment companies in the Fund
5070 North Ocean Drive                                Complex; Retired; Director, Coutts
Singer Island, Florida 33404                          (U.S.A.) International; Trustee,
                                                      Phoenix-Zweig Trust(2) and Phoenix-
                                                      Euclid Market Neutral Fund(2);
                                                      former Partner, KPMG Peat Marwick;
                                                      Director, Vintners International
                                                      Company Inc.; Director, Coutts Trust
                                                      Holdings Ltd., Director, Coutts
                                                      Group; General Partner, Pemco(2)
------------------------------------------------------------------------------------------
Martin J. Gruber, 63                   Trustee        Trustee of each of the other
(Birth date: July 15, 1937)                           investment companies in the Fund
229 South Irving Street                               Complex; Nomura Professor of
Ridgewood, New Jersey 07450                           Finance, Leonard N. Stern School of
                                                      Business, New York University (since
                                                      1964); Trustee, TIAA(2); Trustee, SG
                                                      Cowen Mutual Funds(2); Trustee,
                                                      Japan Equity Fund(2); Trustee,
                                                      Taiwan Equity Fund(2)
------------------------------------------------------------------------------------------
Richard Hale,* 55                    Trustee and      Trustee of each of the other
(Birth date: July 17, 1945)           President       investment companies in the Fund
205 Woodbrook Lane                                    Complex; Managing Director, Deutsche
Baltimore, Maryland 21212                             Asset Management; Director, Flag
                                                      Investors Funds(2) and ISI Family of
                                                      Funds(2); President, Morgan Grenfell
                                                      Investment Trust(2); Managing
                                                      Director, DB Alex. Brown LLC;
                                                      Director and President, Investment
                                                      Company Capital Corp.
------------------------------------------------------------------------------------------
Richard J. Herring, 54                 Trustee        Trustee of each of the other
(Birth date: February 18, 1946)                       investment companies in the Fund
325 South Roberts Road                                Complex; Jacob Safra Professor of
Bryn Mawr, Pennsylvania 19010                         International Banking, Professor of
                                                      Finance and Vice Dean, The Wharton
                                                      School, University of Pennsylvania
                                                      (since 1972)
------------------------------------------------------------------------------------------
Bruce E. Langton, 69                   Trustee        Trustee of each of the other
(Birth date: May 10, 1931)                            investment companies in the Fund
99 Jordan Lane                                        Complex; Retired; Trustee, Allmerica
Stamford, Connecticut 06903                           Financial Mutual Funds (1992-
                                                      present); Member, Pension and Thrift
                                                      Plans and Investment Committee,
                                                      Unilever U.S. Corporation (1989 to
                                                      present)(3); Director, TWA Pilots
                                                      Directed Account Plan and 401(k)
                                                      Plan (1988 to present)(2)
------------------------------------------------------------------------------------------
Philip Saunders, Jr., 65               Trustee        Trustee of each of the other
(Birth date: October 11, 1935)                        investment companies in the Fund
445 Glen Road                                         Complex; Principal, Philip Saunders
Weston, Massachusetts 02193                           Associates (Economic and Financial
                                                      Analysis); former Director,
                                                      Financial Industry Consulting, Wolf
                                                      & Company; President, John Hancock
                                                      Home Mortgage Corporation; Senior
                                                      Vice President of Treasury and
                                                      Financial Services, John Hancock
                                                      Mutual Life Insurance Company, Inc.
------------------------------------------------------------------------------------------
Harry Van Benschoten, 72               Trustee        Trustee of each of the other
(Birth date: February 18, 1928)                       investment companies in the Fund
6581 Ridgewood Drive                                  Complex; Retired; Director, Canada
Naples, Florida 34108                                 Life Insurance Corporation of New
                                                      York
------------------------------------------------------------------------------------------
*  "Interested  Person"  within the meaning of Section  2(a)(19) of the Act. Mr. Hale is a
   Managing  Director of Deutsche  Asset  Management,  the U.S. asset  management  unit of
   Deutsche Bank and its affiliates.

1  The "Fund Complex" consists of BT Investment Funds, BT Institutional  Funds, BT Pyramid
   Mutual Funds,  BT Advisor  Funds,  Cash  Management  Portfolio,  Intermediate  Tax Free
   Portfolio,  Tax Free Money  Portfolio,  NY Tax Free  Money  Portfolio,  Treasury  Money
   Portfolio,   International  Equity  Portfolio,  Equity  500  Index  Portfolio,  Capital
   Appreciation Portfolio, Asset Management Portfolio and BT Investment Portfolios.

2  An investment  company  registered under the Investment Company Act of 1940, as amended
   (the "Act").

3  A publicly  held  company  with  securities  registered  pursuant  to Section 12 of the
   Securities Exchange Act of 1934, as amended.
------------------------------------------------------------------------------------------

   The  Board has an Audit  Committee  that  meets  with the  Portfolio  Trust's independent  auditors to review the financial statements of the Portfolio Trust, the adequacy of internal controls and the accounting  procedures and policies of the Portfolio  Trust.  Each member of the Board except Mr. Hale also is a member of the Audit Committee.

OFFICERS OF BT INVESTMENT PORTFOLIOS--

Unless  otherwise  specified,  each officer listed below holds the same position with BT Investment Portfolios.

------------------------------------------------------------------------------------------
                                  POSITION(S)
                                 HELD WITH THE     PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE          PORTFOLIO TRUST      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------
Daniel O. Hirsch, 46               Secretary       Director, Deutsche Asset Management
(Birth date: March 27, 1954)                       Americas since 1999; Director, DB Alex.
One South Street                                   Brown LLC and Investment Company
Baltimore, Maryland 21202                          Capital Corp. since July 1998;
                                                   Assistant General Counsel, Office of
                                                   the General Counsel, United States
                                                   Securities and Exchange Commission from
                                                   1993 to 1998
------------------------------------------------------------------------------------------
Richard Hale,* 55                President and     Trustee of each of the other investment
(Birth date: July 17, 1945)     Chief Executive    companies in the Fund Complex; Managing
205 Woodbrook Lane                  Officer        Director, Deutsche Asset Management;
Baltimore, Maryland 21202                          Director, Flag Investors Funds(1) and
                                                   ISI Family of Funds(1); President,
                                                   Morgan Grenfell Investment Trust(1);
                                                   Managing Director, DB Alex. Brown LLC;
                                                   Director and President, Investment
                                                   Company Capital Corp.
------------------------------------------------------------------------------------------
Charles A. Rizzo, 43               Treasurer       Director, Deutsche Asset Management;
(Birth date: August 5, 1957)                       Vice President and Department Head,
One South Street                                   DB Alex. Brown LLC from 1998 to 1999;
Baltimore, Maryland 21202                          Formerly, Senior Manager,
                                                   PricewaterhouseCoopers LLP from 1993 to
                                                   1998
------------------------------------------------------------------------------------------
1  An investment  company  registered under the Investment Company Act of 1940, as amended
   (the "Act").
------------------------------------------------------------------------------------------

   Messrs.  Hale,  Hirsch  and  Rizzo  also  hold  similar  positions  for other investment  companies for which ICC Distributors,  or an affiliate serves as the principal underwriter.

   No person  who is an officer or  director  of Bankers  Trust is an officer or
Trustee  of the  Portfolio  Trust.  No  director,  officer  or  employee  of ICC
Distributors,  Inc. or any of its affiliates will receive any compensation  from the Portfolio Trust for serving as an officer or Trustee of the Portfolio Trust.

SECURITY INCOME FUND DIRECTOR COMPENSATION TABLE--

--------------------------------------------------------------------------------
                            AGGREGATE COMPENSATION       TOTAL COMPENSATION FROM
        NAME              FROM SECURITY INCOME FUND       SECURITY FUND COMPLEX
--------------------------------------------------------------------------------
Donald A. Chubb, Jr.               $2,917                        $35,000
John D. Cleland                       N/A                            N/A
Penny A. Lumpkin                    2,917                         35,000
Mark L. Morris, Jr.                 2,917                         35,000
Maynard Oliverius                   2,833                         34,000
James R. Schmank                      N/A                            N/A
--------------------------------------------------------------------------------

   As of December 18, 2000 the officers and directors of Security Income Fund as a group  beneficially  owned less than 1% of the total outstanding voting shares of the Fund.

PORTFOLIO TRUSTEE COMPENSATION TABLE --

--------------------------------------------------------------------------------
                                      AGGREGATE             TOTAL COMPENSATION
                                  COMPENSATION FROM          FROM FUND COMPLEX
NAME OF PERSON, POSITION          PORTFOLIO TRUST(1)        PAID TO TRUSTEES(2)
--------------------------------------------------------------------------------
Charles P. Biggar,                       $850                     $42,500
Trustee of Portfolio Trust
--------------------------------------------------------------------------------
S. Leland Dill,                          $841                     $42,500
Trustee of Portfolio Trust
--------------------------------------------------------------------------------
Philip Saunders, Jr.,                    $841                     $42,500
Trustee of Portfolio Trust
--------------------------------------------------------------------------------
Martin J. Gruber,                        $850                     $42,500
Trustee of Portfolio Trust
--------------------------------------------------------------------------------
Richard J. Herring,                      $827                     $41,250
Trustee of Portfolio Trust
--------------------------------------------------------------------------------
Bruce E. Langton,                        $841                     $42,500
Trustee of Portfolio Trust
--------------------------------------------------------------------------------
Harry Van Benschoten,                    $815                     $41,250
Trustee of Portfolio Trust
--------------------------------------------------------------------------------
1  Information is provided for the Portfolio Trust's fiscal year ended September
   30, 2000.
2  Aggregated information is furnished for the BT Family of Funds which consists of the following:  BT Investment  Funds, BT  Institutional  Funds, BT Pyramid
   Mutual Funds,  BT Advisor Funds,  BT Investment  Portfolios,  Cash Management
   Portfolio,  Treasury Money Portfolio,  Tax Free Money Portfolio,  NY Tax Free
   Money Portfolio,  International  Equity  Portfolio,  Short  Intermediate U.S.
   Government  Securities  Portfolio,  Intermediate  Tax Free  Portfolio,  Asset
   Management  Portfolio,  Equity 500 Index Portfolio,  and Capital Appreciation
   Portfolio.  The  compensation is provided for the fiscal year ended September
   30, 2000.
--------------------------------------------------------------------------------

   As of January 9, 2001,  the  Trustees  and Officers of the Trust owned in the aggregate less than 1% of the shares of the Trust (all series taken together).

   As of December 18, 2000, Security Benefit Life Insurance Company ("SBL"), 700
SW  Harrison  Street,   Topeka,  Kansas,   66636-0001,   owned,  of  record  and
beneficially,  10.68% of the  voting  securities  of Capital  Preservation  Fund
(10.7% of the total outstanding  Class A shares,  21.0% of the total outstanding
Class B shares,  and 6.4% of the total  outstanding  Class C  shares).  SBL is a stock life insurance company and is incorporated  under the laws of Kansas.  SBL is ultimately  controlled by Security  Benefit  Mutual Holding  Company,  700 SW
Harrison Street, Topeka, Kansas,  66636-0001, a mutual holding company organized under the laws of Kansas.

   As of  December  18,  2000,  the  following  entities  owned,  of record  and beneficially  unless  otherwise  indicated,  5% or more of a class  of a  Fund's outstanding securities:

       ------------------------------------------------------------------
       NAME OF STOCKHOLDER               CLASS OWNED     PERCENTAGE OWNED
       ------------------------------------------------------------------
       SBL                                 Class A            10.7%
       ------------------------------------------------------------------
       Nancy L. Staresinic                 Class B             5.7%
       ------------------------------------------------------------------
       SBL                                 Class B            21.0%
       ------------------------------------------------------------------
       Louis F. McCarthy                   Class B             5.2%
       ------------------------------------------------------------------
       First National Bank of Onaga,       Class B            27.1%
       FBO Raymond Johnson
       ------------------------------------------------------------------
       SBL                                 Class C             6.4%
       ------------------------------------------------------------------
       Wisconsin Muffler PSP               Class C             6.3%
       ------------------------------------------------------------------
       Judith M. Benham                    Class C             6.3%
       ------------------------------------------------------------------
       Linda M. Pennacchio                 Class C             6.1%
       ------------------------------------------------------------------
       Industrial Parts Service            Class C            29.1%
       ------------------------------------------------------------------

INVESTMENT  ADVISER  -- Bankers  Trust is the  Portfolio's  investment  adviser.
Bankers Trust is an indirect wholly owned subsidiary of Deutsche Bank.  Deutsche
Bank is a banking company with limited liability organized under the laws of the
Federal  Republic of  Germany.  Deutsche  Bank is the parent  company of a group consisting of banks,  capital  markets  companies,  fund  management  companies, mortgage banks, a property  finance company,  installment  financing and leasing companies,  insurance  companies,  research and consultancy  companies and other domestic and foreign companies.

   Bankers  Trust  may  have  deposit,   loan  and  other   commercial   banking
relationships  with the issuers of obligations  which may be purchased on behalf of the  Portfolio,  including  outstanding  loans to such issuers which could be repaid in whole or in part with the proceeds of securities  so  purchased.  Such affiliates deal, trade and invest for their own accounts in such obligations and are among the  leading  dealers of various  types of such  obligations.  Bankers
Trust has informed the Portfolio  that, in making its investment  decisions,  it does not obtain or use material  inside  information in its possession or in the possession of any of its affiliates.  In making investment  recommendations  for the Portfolio, Bankers Trust will not inquire or take into consideration whether an issuer of  securities  proposed  for  purchase or sale by the  Portfolio is a customer of Bankers Trust,  its parent or its subsidiaries or affiliates and, in dealing  with  its  customers,  Bankers  Trust,  its  parent,  subsidiaries  and affiliates  will not inquire or take into  consideration  whether  securities of such  customers  are  held by any  fund  managed  by  Bankers  Trust or any such affiliate.

   For the fiscal years ended September 30, 2000 and September 30, 1999, Bankers
Trust earned $721,834 and $64,673,  respectively, for compensation of investment advisory services provided to the Portfolio. For the same periods, Bankers Trust reimbursed  $687,148  and  $42,363,  respectively,  to the  Portfolio  to  cover expenses.

ADMINISTRATOR  -- Pursuant to an  Administrative  Services and  Transfer  Agency
Agreement  with Security  Income Fund,  dated April 1, 1987 as amended April 30,
1999, Security Management Company,  LLC ("SMC") acts as the administrative agent for the Fund and as such performs administrative  functions and the bookkeeping, accounting  and pricing  function for the Fund. For these services SMC receives, on an annual basis .09% of the average net assets of the fund,  calculated daily and payable monthly.  Under this Agreement SMC also performs the transfer agency function  for  the  Fund.  As  such,  SMC  performs  all  shareholder  servicing functions,  mailing shareholder communications and acting as dividend disbursing agent. For the transfer agency services,  SMC receives an annual maintenance fee of $8 per account, a fee of $1 per shareholder transaction,  and a fee of $1 per dividend  transaction.  Under a  sub-administration  agreement  between  SMC and
Bankers  Trust,  Bankers  Trust has agreed to provide  certain  fund  accounting services to the fund,  including  calculation of the Fund's daily NAV. For these services, SMC pays Bankers Trust a fee of $14,000 per year.

   Under an administration and services  agreements,  Bankers Trust is obligated on a continuous  basis to provide such  administrative  services as the Board of
Trustees of the Trust and the Portfolio reasonably deem necessary for the proper administration  of the Trust and the  Portfolio.  Bankers  Trust will  generally assist in all  aspects  of the  Fund's and  Portfolio's  operations;  supply and maintain  office  facilities  (which may be in  Bankers  Trust's  own  offices), statistical and research data, data processing services,  clerical,  accounting, bookkeeping  and record  keeping  services  (including  without  limitation  the maintenance of such books and records as are required under the 1940 Act and the
rules  thereunder,   except  as  maintained  by  other  agents),  executive  and administrative services, and stationary and office supplies;  prepare reports to shareholders  or  investors;  prepare  and file tax  returns;  supply  financial information  and  supporting  data for reports to and  filings  with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees;  provide monitoring  reports and assistance  regarding compliance  with  Declarations  of Trust,  by-laws,  investment  objectives  and policies and with Federal and state  securities  laws;  arrange for  appropriate insurance coverage;  calculate net asset values, net income and realized capital gains or losses;  and negotiate  arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

   For the fiscal years ended September 30, 2000 and September 30, 1999, Bankers
Trust   earned   $55,317  and  $4,620,   respectively,   as   compensation   for
administrative and other services provided to the Portfolio.

   Pursuant  to a separate  Management  Services  Agreement,  SMC also  performs certain other services on behalf of the Fund. Under this Agreement, SMC provides feeder fund  management  and  administrative  services to the Fund which include
monitoring  the   performance  of  the   Portfolio,   coordinating   the  Fund's
relationship  with  the  Portfolio,  communicating  with  the  Fund's  Board  of
Directors and shareholders regarding the Portfolio's  performance and the Fund's two tier structure, and in general, assisting the Board of Directors of the Fund in all  aspects  of the  administration  and  operation  of the Fund.  For these services,  the Fund  pays SMC a fee at the  annual  rate of .20% of its  average daily net assets, calculated daily and payable monthly.

   During the fiscal years ended  September 30, 2000 and September 30, 1999, the
Fund paid the following amounts to the Administrator for its services.

   -------------------------------------------------------------------------
                                                            2000       1999
   -------------------------------------------------------------------------
   Administrative service fees paid to Administrator      $98,982     $7,181
   Transfer Agency service fees paid to Administrator      14,543        464
   Reimbursement of expenses by Administrator                 ---        ---
   -------------------------------------------------------------------------

   For the fiscal year ended September 30, 2000, the Fund paid the Administrator
$219,961 for its services under the Management Services Agreement.

CUSTODIAN AND TRANSFER AGENT -- Bankers  Trust,  130 Liberty Street (One Bankers
Trust Plaza),  New York,  New York 10006,  serves as Custodian for the Portfolio pursuant to the administration and services agreements.  As Custodian,  it holds the  Portfolio's  assets.  Bankers  Trust also serves as  transfer  agent of the
Portfolio pursuant to the administration and services  agreement.  Bankers Trust may be reimbursed by the Portfolio for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.
UMB Bank, N.A. 928 Grand Avenue, Kansas City, Missouri 64106 serves as Custodian for the Fund and as such, holds all the Fund's assets.

BANKING REGULATORY MATTERS -- Bankers Trust has been advised by its counsel that in its  opinion  Bankers  Trust  may  perform  the  services  for the  Portfolio contemplated  by the Advisory  Agreement and other  activities for the Portfolio described in the Prospectus and this SAI without violation of the Glass-Steagall
Act or other  applicable  banking  laws or  regulations.  However,  counsel  has pointed  out that  future  changes  in  either  Federal  or state  statutes  and regulations  concerning the permissible  activities of banks or trust companies, as well as future judicial or  administrative  decisions or  interpretations  of present and future  statutes and  regulations,  might prevent Bankers Trust from continuing to perform those services for the Portfolio. State laws on this issue may  differ  from the  interpretations  of  relevant  Federal  law and banks and financial  institutions may be required to register as dealers pursuant to state securities law. If the circumstances  described above should change,  the Boards of Directors  would  review the  relationships  with Bankers  Trust and consider taking all actions necessary in the circumstances.

INDEPENDENT  AUDITORS -- Ernst & Young LLP,  Two  Commerce  Square,  2001 Market
Street,  Philadelphia,  Pennsylvania,  19103,  acts as  independent  auditors of
Security Income Fund and the Portfolio.

ORGANIZATION OF SECURITY INCOME FUND

Security Income Fund was organized as a Kansas corporation on April 20, 1965 and is  registered  with the  Securities  and Exchange  Commission  as an investment company.  Such registration  does not involve  supervision by the Securities and
Exchange Commission of the management or policies of the Fund.

   The  Articles of  Incorporation  of Security  Income  Fund  provides  for the issuance of shares of common stock in one or more classes or series.

   Security  Income Fund has authorized the issuance of an indefinite  number of shares of capital  stock of $1.00 par value and  currently  issues its shares in five series,  Corporate Bond Fund,  Limited Maturity Bond Fund, U.S.  Government
Fund, High Yield Fund and Capital  Preservation  Fund. The shares of each Series of Security Income Fund represent a pro rata beneficial interest in that Series'
net assets and in the earnings and profits or losses derived from the investment of such assets.

   Each Series of Security  Income Fund  currently  issues two classes of shares except  Capital  Preservation  Fund which issues three  classes of shares.  Each class of shares participates  proportionately  based on their relative net asset values in dividends and  distributions  and have equal voting,  liquidation  and other rights except that (i) expenses  related to the distribution of each class of shares or other  expenses  that the Board of Directors may designate as class expenses from time to time,  are borne solely by each class;  (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class;  (iii) each class has different  exchange  privileges;  and (iv)
each class has a different designation.  When issued and paid for, the shares of each Series of Security income Fund will be fully paid and nonassessable. Shares may be exchanged as described under "Exchange Privilege," in the prospecting but will have no other preference, conversion, exchange or preemptive rights. Shares
are   transferable,   redeemable  and  assignable  and  have  cumulative  voting privileges for the election of directors.

   On certain  matters,  such as the  election of  directors,  all shares of the
Series of Security  Income Fund vote  together  with each share having one vote.
Under certain  circumstances,  the shareholders of one series of Security Income
Fund could  control the outcome of these  votes.  On other  matters  affecting a particular Series,  such as the investment  advisory contract or the fundamental policies,  only shares of that Series are entitled to vote,  and a majority vote of the shares of that Series is required for approval of the proposal.

   Security  Income Fund does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove directors from office by vote cast in person or by proxy at a meeting of  shareholders.  Such a meeting will be called at the written  request of 10% of Security  Income Fund's outstanding shares.

ORGANIZATION OF THE PORTFOLIO TRUST

   The  Portfolio  Trust was organized as a trust under the laws of the State of
New York on March 27, 1993.  Under the  Declaration  of Trust,  the Trustees are
authorized to issue beneficial interests in separate series (each, a "Portfolio"
and, collectively,  the "Portfolios").  No Portfolio has any preference over any other  Portfolio.  Investors in the Portfolios  are entitled to participate  pro rata  in  distributions  of  taxable  income,  loss,  gain  and  credit  of  the
Portfolios.  Upon  liquidation  or  dissolution  of a Portfolio,  investors  are entitled  to share pro rata in the net  assets of the  Portfolio  available  for distribution  to investors.  Investments in the  Portfolios  have no preference, preemptive,  conversion or similar rights and are fully paid and  nonassessable, except as set forth below. Investments in the Portfolios may not be transferred.
Certificates  representing  an investor's  beneficial  interest in the Portfolio
Trust are issued only upon the written request of an investor.

   Each  investor in a Portfolio  is  entitled  to a vote in  proportion  to the amount of its  investment.  The  Portfolios  will all vote  together  in certain circumstances (e.g.,  election of the Portfolio Trust's Trustees, as required by the 1940 Act and the rules  thereunder).  One or more Portfolio of the Portfolio
Trust could control the outcome of these votes. Investors do not have cumulative voting rights,  and investors holding more than 50% of the aggregate  beneficial interests  in the  Portfolio  Trust,  or in a Portfolio  as the case may be, may control  the  outcome  of votes and in such  event the  other  investors  in the
Portfolios  would not be able to elect any Trustee.  The Portfolio  Trust is not required and has no current intention to hold annual meetings of investors,  but the Portfolio Trust will hold special meetings of investors when in the judgment of the Portfolio Trust's Trustees it is necessary or desirable to submit matters for an investor vote. No material amendment may be made to the Portfolio Trust's
Declaration of Trust without the  affirmative  majority vote of investors  (with the vote of each being in proportion to the amount of its investment).

   The Portfolio Trust, with respect to each Portfolio,  may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of two-thirds of the Portfolio's investors (with the vote of each being in proportion to its percentage of the beneficial  interests in the Portfolios), except  that if the  Trustees  of the  Portfolio  Trust  recommend  such sale of assets,  the approval by vote of a majority of the  investors  (with the vote of each being in proportion to its  percentage of the  beneficial  interests of the
Portfolios)  will be  sufficient.  A Portfolio may also be  terminated  (i) upon liquidation  and  distribution  of  its  assets,  if  approved  by the  vote  of two-thirds  of its  investors  (with the vote of each being in proportion to the amount of its  investment),  or (ii) by the Trustees of the  Portfolio  Trust by
written notice to its investors.

   Investors in the  Portfolios of the Portfolio  Trust will be held  personally liable for its obligations and liabilities, subject, however, to indemnification by the  Portfolio  Trust in the event that there is imposed  upon an  investor a greater  portion  of the  liabilities  and  obligations  than its  proportionate beneficial  interest.  The Declaration of Trust also provides that the Portfolio
Trust shall maintain  appropriate  insurance (for example,  fidelity bonding and errors and omissions  insurance) for the protection of the Portfolio  Trust, its investors,  Trustees,  officers, employees and agents covering possible tort and other  liabilities.  Thus, the risk of an investor  incurring  financial loss on account  of  investor  liability  is  limited  to  circumstances  in which  both inadequate  insurance  existed and the Portfolio Trust itself was unable to meet its obligations with respect to any Portfolio thereof.

   The Declaration of Trust further  provides that obligations of each Portfolio of the Portfolio Trust are not binding upon the Trustees  individually  but only upon the property of the Portfolio of the Portfolio Trust, and that the Trustees will not be  liable  for any  action  or  failure  to act,  but  nothing  in the
Declaration of Trust protects a Trustee  against any liability to which he would otherwise  be  subject  by reason  of  willful  misfeasance,  bad  faith,  gross negligence,  or reckless  disregard of the duties involved in the conduct of his office.  The Portfolio  Trust reserves the right to create and issue a number of series,  in which case investments in each series would  participate  equally in the earnings and assets of the particular series. Investors in each series would be entitled to vote  separately  to approve  advisory  agreements  or changes in investment policy, but investors of all series may vote together in the election or  selection  of Trustees  and  principal  underwriters.  Upon  liquidation  or dissolution of any series of the Portfolio  Trust,  the investors in that series would be entitled  to share pro rata in the net assets of that series  available for distribution to investors.

TAXATION

TAXATION OF THE FUND -- The Fund intends to qualify  annually to be treated as a regulated investment company under the Code. To qualify for that treatment,  the
Fund must, among other things,  (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and  gains  from  the  sale  or  other  disposition  of  securities  or  foreign currencies,  or other income  (including gains from options,  futures or forward contracts)  derived with respect to its business of investing in  securities  or those currencies (the "Income Requirement"), (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of its assets is represented by cash and cash items (including  receivables),  U.S.
government  securities,  securities of other regulated  investment companies and other  securities,  with such other  securities of any one issuer  limited to an amount  not  greater  than 5% of the value of the  Fund's  total  assets and not greater than 10% of the issuer's outstanding voting securities and (ii) not more than 25% of the value of its total assets is invested in the  securities  of any one issuer (other than U.S.  government  securities  or the  securities of other regulated  investment  companies),  and (c)  distribute for each taxable year at least 90% of its  investment  company  taxable income  (generally  consisting of interest,  dividends  and the  excess of net  short-term  capital  gain over net long-term capital loss).

   The Fund will be subject  to a  nondeductible  4%  federal  excise tax to the extent it fails to distribute by the end of any calendar year  substantially all of its  ordinary  income  for that  year and  capital  gain net  income  for the one-year period ending on October 31 of that year, plus any undistributed amount from the prior year.

   The  Fund,  as an  investor  in  the  Portfolio,  will  be  deemed  to  own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the  Portfolio's  income,  for  purposes  of  determining  whether  the  Fund satisfies  all the  requirements  described  above  to  qualify  as a  regulated
investment  company.   See  the  next  section  for  a  discussion  of  the  tax
consequences to the Fund of hedging transactions engaged in by the Portfolio.

TAXATION  OF THE  PORTFOLIO  -- The  Portfolio  will be  treated  as a  separate partnership  for federal income tax purposes and will not be a "publicly  traded partnership."  As a result,  the Portfolio will not be subject to federal income tax. Instead,  the Fund and other investors in the Portfolio will be required to take into  account,  in computing  their  federal  income tax  liability,  their respective  shares of the  Portfolio's  income,  gains,  losses,  deductions and credits,  without  regard to whether they have  received any cash  distributions from the  Portfolio.  The Portfolio  also will not be subject to state income or franchise tax.

   Because, as noted above, the Fund will be deemed to own a proportionate share of the Portfolio's  assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining  whether the Fund satisfies the requirements to qualify as a regulated  investment company,  the Portfolio intends to conduct its operations so that the Fund will be able to satisfy all those requirements.

   Distributions  received by the Fund from the Portfolio (whether pursuant to a partial or complete  withdrawal or otherwise)  generally  will not result in the
Fund's recognizing any gain or loss for federal income tax purposes, except that
(a) gain will be recognized to the extent any cash that is  distributed  exceeds the Fund's basis for its interest in the  Portfolio  prior to the  distribution,
(b) income or gain will be realized if the distribution is in liquidation of the
Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized  receivables held by the Portfolio,  and (c) gain or loss will be recognized  if  a  liquidation  distribution  consists  solely  of  cash  and/or unrealized  receivables.  The Fund's  basis for its  interest  in the  Portfolio generally  will equal the amount of cash and the basis of any  property the Fund invests in the Portfolio,  increased by the Fund's share of the  Portfolio's net income  and gains and  decreased  by (i) the amount of any cash and the basis of any  property  distributed  from the  Portfolio  to the Fund and (ii) the Fund's share of the Portfolio's losses, if any.

   The  Portfolio's  use of hedging  strategies,  such as writing  (selling) and purchasing  options  and futures  contracts,  involves  complex  rules that will
determine  for  income  tax  purposes  the  amount,   character  and  timing  of
recognition of the gains and losses it realizes in connection  therewith.  Gains from options and futures  contracts derived by the Portfolio with respect to its business of investing in securities  will qualify as permissible  income for the
Fund under the Income Requirement.

   Certain  futures and foreign  currency  contracts in which the  Portfolio may invest may be subject to section 1256 of the Code  ("section  1256  contracts").
Any section  1256  contracts  held by the  Portfolio  at the end of each taxable year, other than contracts  subject to a "mixed  straddle"  election made by the
Portfolio,  must be "marked-to-market"  (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result  that  unrealized  gains or losses  will be treated  as though  they were realized.  Sixty  percent  of any net gain or loss  recognized  on these  deemed sales, and 60% of any net realized gain or loss from any actual sales of section
1256  contracts,  will be treated as  long-term  capital  gain or loss,  and the balance  will be  treated  as  short-term  capital  gain or loss.  Section  1256 contracts  also  may be  marked-to-market  for  purposes  of the 4%  excise  tax mentioned previously.

   Code section 1092  (dealing with  straddles)  also may affect the taxation of options and futures  contracts in which the Portfolio  may invest.  Section 1092 defines a "straddle" as offsetting  positions with respect to personal property;
for these purposes,  options and futures contracts are personal property.  Under that  section,  any loss  from  the  disposition  of a  position  in a  straddle generally  may be deducted  only to the extent the loss  exceeds the  unrealized gain on the offsetting position(s) of the straddle; in addition, these rules may apply to postpone the  recognition  of loss that  otherwise  would be recognized under the  mark-to-market  rules discussed above. The regulations  under section
1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new  offsetting  position is acquired  within a prescribed  period,  and "short  sale" rules  applicable  to  straddles.  If the
Portfolio  makes  certain  elections,   the  amount,  character  and  timing  of
recognition of gains and losses from the affected  straddle  positions  would be determined under rules that vary according to the elections made. Because only a few of the regulations  implementing  the straddle rules have been  promulgated, the tax consequences to the Portfolio of straddle  transactions are not entirely clear.

   If the  Portfolio  has an  "appreciated  financial  position"--generally,  an interest (including an interest through an option,  futures or forward contract, or short sale) with respect to any debt instrument  (other than "straight debt")
or  partnership  interest  the fair market  value of which  exceeds its adjusted basis--and  enters  into a  "constructive  sale"  of the  same or  substantially similar  property,  the Portfolio  will be treated as having made an actual sale thereof,  with  the  result  that  gain  will  be  recognized  at that  time.  A constructive  sale  generally  consists of a short sale, an offsetting  notional principal  contract,  or a  futures  or  forward  contract  entered  into by the
Portfolio or a related person with respect to the same or substantially  similar property.  In addition,  if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar  property will be deemed a  constructive  sale.  The foregoing  will not apply,  however, to any transaction during any taxable year that otherwise would be treated as a  constructive  sale if the  transaction is closed within 30 days after the end of that year and the  Portfolio  holds the  appreciated  financial position  unhedged for 60 days after that closing (I.E.,  at no time during that
60-day period is the Portfolio's risk of loss regarding that position reduced by reason of certain specified  transactions with respect to substantially  similar or  related  property,  such as having an  option to sell,  being  contractually
obligated  to  sell,   making  a  short  sale  or  granting  an  option  to  buy
substantially identical stock or securities).

OTHER  TAXATION --The  investment by the Fund in the Portfolio  should not cause the Fund to be liable for any income or franchise tax in the State of New York.

   The Portfolio is organized as a New York trust.  The Portfolio is not subject to any income or franchise tax in the State of New York or the State of Kansas.

   If the Fund  fails  to  qualify  as a RIC for any  taxable  year,  all of its taxable  income  will be subject to tax at  regular  corporate  income tax rates without any deduction for  distributions to shareholders and such  distributions generally will be taxable to shareholders as ordinary dividends to the extent of the  Fund's  current  and  accumulated  earnings  and  profits.  In this  event, distributions  generally will be eligible for the  dividends-received  deduction for corporate shareholders.

FOREIGN WITHHOLDING TAXES -- Income received and gains realized by the Portfolio from sources  within foreign  countries may be subject to withholding  and other taxes imposed by those countries that would reduce the yield and/or total return on its  securities.  Tax conventions  between  certain  countries and the United
States may reduce or eliminate  these foreign taxes,  however,  and many foreign countries  do not impose  taxes on capital  gains in respect of  investments  by foreign investors.

FINANCIAL STATEMENTS

The  financial  statements  for the Fund and the  Portfolio  for the fiscal year ended  September 30, 2000,  are  incorporated  herein by reference to the Annual
Report to  shareholders  for the Fund and  Portfolio  dated  September 30, 2000.
Copies of the Fund's and the  Portfolio's  Annual  Report are  provided to every person requesting the Statement of Additional Information.

                                   APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

Aaa -- Bonds  rated Aaa are  judged to be of the best  quality.  They  carry the smallest degree of investment risk and are generally referred to as "gilt edge."
Interest payments are protected by a large or by an exceptionally  stable margin and  principal is secure.  While the various  protective  elements are likely to change,  such  changes  as can be  visualized  are most  unlikely  to impair the fundamentally strong position of such issues.

Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally  known as high-grade  bonds.
They are rated lower than the best bonds because  margins of protection  may not be as large as in Aaa securities or fluctuation of protective elements may be of greater  amplitude  or  there  may be  other  elements  present  which  make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds rated A possess many  favorable  investment  attributes and are to be
considered  as  upper-medium-grade  obligations.   Factors  giving  security  to
principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly  protected nor poorly  secured.  Interest  payments and principal security appear adequate for the present but certain protective  elements may be lacking or may be  characteristically  unreliable over any great length of time.
Such,  bonds  lack  outstanding  investment  characteristics  and in  fact  have speculative characteristics as well.

Ba -- Bonds  rated Ba are  judged to have  speculative  elements.  Their  future cannot be  considered  as well  assured.  Often the  protection  of interest and principal  payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future). Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally  lack  characteristics  of a desirable  investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds  rated Caa are of poor  standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds  rated Ca  represent  obligations  which are  speculative  in a high degree. Such issues are often in default or have other marked short-comings.

C -- Bonds rated C are the  lowest-rated  class of bonds and issued so rated can be  regarded as having  extremely  poor  prospects  of ever  attaining  any real investment standing.

   Moody's  applies  numerical  modifiers,  1, 2, and 3, in each generic  rating classification  from Aa through B in its corporate  bond system.  The modifier 1 indicates  that the  security  ranks in the  higher  end of its  generic  rating category;  the  modifier 2  indicates a mid-range  ranking;  and the  modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S CORPORATE BOND RATINGS

AAA -- Debt rated AAA has the highest rating  assigned by Standard & Poor's to a debt  obligation.  Capacity to pay  interest  and repay  principal  is extremely strong.

AA -- Debt  rated  AA has a very  strong  capacity  to pay  interest  and  repay principal and differs from the higher-rated issues only in small degree.

A -- Debt rated A has a strong  capacity to pay  interest  and repay  principal, although it is somewhat more  susceptible  to the adverse  effects of changes in circumstances and economic conditions.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest
and  repay  principal.   Whereas  it  normally  exhibits   adequate   protection
parameters,  adverse  economic  conditions  or changing  circumstances  are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB -- Debt  rate BB has less  near-term  vulnerability  to  default  than  other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse  business,  financial,  or  economic  conditions  which  could  lead  to inadequate capacity to meet timely interest and principal payments.

B -- Debt rated B has a greater  vulnerability  to default but currently has the capacity to meet interest payments and principal  repayments.  Adverse business, financial,  or economic conditions will likely impair capacity or willingness to pay interest and repay  principal.  The B rating  category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely  payment of interest and repayment of principal.  In the event of adverse business,  financial,  or  economic  conditions,  it is not  likely  to have the capacity to pay interest and repay principal.

CC -- Debt rated CC is  typically  applied to debt  subordinated  to senior debt which is assigned an actual or implied CCC debt rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt  rating.  The C rating may be used to cover a situation  where a  bankruptcy  petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved  for income  bonds on which no interest is being paid.

D -- Debt  rated D is in payment  default.  The D rating  category  is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired,  unless S&P believes that such payments will be made during such grace  period.  The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   Plus (+) or minus (-):  The ratings from "AA" to "CCC" may be modified by the addition  of a plus or minus  sign to show  relative  standing  within the major rating categories.

DUFF & PHELPS' LONG-TERM DEBT RATINGS

AAA -- Highest  credit  quality.  The risk  factors are  negligible,  being only slightly more than for risk-free U.S. Treasury debt.

AA+,  AA, AA- -- High credit  quality.  Protection  factors are strong.  Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate.  However, risk factors are more variable and greater in periods of economic stress.

BBB+,  BBB,  BBB- --  Below-average  protection  factors  but  still  considered sufficient  for  prudent  investment.  Considerable  variability  in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligation when due. Present or prospective  financial protection factors fluctuate according to industry  conditions or company  fortunes.  Overall  quality may move up or down frequently within this category.

B+, B, B- -- Below  investment  grade and possessing risk that  obligations will not  be met  when  due.  Financial  protection  factors  will  fluctuate  widely according to economic  cycles,  industry  conditions  and/or  company  fortunes.
Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade  securities.  Considerable uncertainty exists as to timely payment of principal,  interest or preferred dividends.  Protection
factors   are   narrow   and   risk   can  be   substantial   with   unfavorable
economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted  debt  obligations.  Issuer failed to meet  scheduled  principal and/or interest payments.

DP -- Preferred stock with dividend arrearages.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

Issuers  rated  PRIME-1 (or  related  supporting  institutions)  have a superior capacity for repayment of short-term promissory  obligations.  Prime-1 repayment capacity will normally be evidenced by the  following  characteristics:  leasing market positions in well-established  industries;  high rates of return on funds employed;  conservative capitalization structures with moderate reliance on debt and  ample  asset  protection;  broad  margins  in  earnings  coverage  of fixed financial charges and high internal cash generation;  well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers  rated  PRIME-2  (or  related  supporting  institutions)  have a  strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics  cited above but to a lesser degree.
Earnings  trends and  coverage  ratios,  while  sound,  will be more  subject to variation. Capitalization characteristics,  while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or related  supporting  institutions)  have an acceptable capacity  for  repayment of  short-term  promissory  obligations.  The effect of
industry   characteristics  and  market  composition  may  be  more  pronounced.
Variability in earnings and  profitability may result in changes in the level of debt protection  measurements  and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF S&P SHORT-TERM ISSUER CREDIT RATINGS

A-1 -- An  obligor  rated  `A-1'  has  STRONG  capacity  to meet  its  financial commitments.  It is rated in the highest  category by Standard & Poor's.  Within this  category,  certain  obligors  are  designated  with a plus sign (+).  This indicates  that the  obligor's  capacity to meet its  financial  commitments  is
EXTREMELY STRONG.

A-2 -- An obligor  rated `A-2' has  SATISFACTORY  capacity to meet its financial commitments.  However, it is somewhat more susceptible to the adverse effects of changes in  circumstances  and economic  conditions than obligors in the highest rating category.

A-3 -- An  obligor  rated  `A-3' has  ADEQUATE  capacity  to meet its  financial obligations.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened  capacity of the obligor to meet its financial commitments.

DESCRIPTION OF DUFF & PHELPS' COMMERCIAL PAPER RATINGS

D-1+ -- Highest  certainty of timely payment.  Short term  liquidity,  including internal  operating  factors and/or access to alternative  sources of funds,  is outstanding,  and  safety  is just  below  risk free U.S.  Treasury  short  term obligations.

D-1 -- Very high certainty of timely  payment.  Liquidity  factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- -- High  certainty  of timely  payment.  Liquidity  factors  are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2  --  Good  certainty  of  timely  payment.  Liquidity  factors  and  company fundamentals  are  sound.  Although  ongoing  funding  needs may  enlarge  total financing  requirements,  access to capital  markets is good.  Risk  factors are small.

D-3 -- Satisfactory  liquidity and other protection factors qualify issues as to investment  grade.  Risk  factors  are  larger and  subject  to more  variation.
Nevertheless, timely payment is expected.

DESCRIPTION OF MOODY'S INSURANCE FINANCIAL STRENGTH RATINGS

Aaa -- Insurance companies rated Aaa offer exceptional financial security. While the financial  strength of these companies is likely to change,  such changes as can be  visualized  are most  unlikely  to  impair  their  fundamentally  strong position.

Aa -- Insurance companies rated Aa offer excellent financial security.  Together with the Aaa  group  they  constitute  what are  generally  known as high  grade companies.  They are rated  lower than Aaa  companies  because  long-term  risks appear somewhat larger.

A --  Insurance  companies  rated  A offer  good  financial  security.  However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Insurance companies rated Baa offer adequate financial security. However, certain  protective  elements  may  be  lacking  or  may  be  characteristically unreliable over any great length of time.

Ba -- Insurance companies rated Ba offer questionable financial security.  Often the  ability of these  companies  to meet  policyholder  obligations  maybe very moderate and thereby not well safeguarded in the future.

B -- Insurance  companies  rated B offer poor financial  security.  Assurance of punctual  payment of  policyholder  obligations  over any long period of time is small.

Caa -- Insurance  companies rated Caa offer very poor financial  security.  They may be in  default  on their  policyholder  obligations  or there may be present elements of danger with respect to punctual payment of policyholder  obligations and claims.

Ca -- Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their  policyholder  obligations or have other marked shortcomings.

C -- Insurance companies rated C are the lowest rated class of insurance company and can be  regarded  as  having  extremely  poor  prospects  of  ever  offering financial security.

   Numeric modifiers:  Numeric modifiers are used to refer to the ranking within the  group--one  being the  highest and three  being the  lowest.  However,  the financial strength of companies within a generic rating symbol (Aa, for example)
is broadly the same.

DESCRIPTION OF S&P CLAIMS PAYING ABILITY RATING DEFINITIONS

SECURE RANGE -- AAA to BBB

"AAA" -- Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

"AA" -- Excellent financial security.  Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

"A" -- Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

"BBB"  --  Adequate  financial  security,  but  capacity  to  meet  policyholder obligations is susceptible to adverse economic and underwriting conditions.

VULNERABLE RANGE -- BB to CCC

"BB" -- Financial  security may be adequate,  but capacity to meet  policyholder obligations,  particularly with respect to long-term or "long-tail" policies, is vulnerable to adverse economic and underwriting conditions.

"B" --  Vulnerable  financial  security.  Currently  able to  meet  policyholder obligations,  but  capacity to meet  policyholder  obligations  is  particularly vulnerable to adverse economic and underwriting conditions.

"CCC" -- Extremely  vulnerable  financial  security.  Continued capacity to meet policyholder  obligations is highly  questionable  unless favorable economic and underwriting conditions prevail.

"R" --  Regulatory  action.  As of the  date  indicated,  the  insurer  is under supervision  of insurance  regulators  following  rehabilitation,  receivership, liquidation,  or any other action that  reflects  regulatory  concern  about the insurer's  financial  condition.  Information  on this status is provided by the
National  Association of Insurance  Commissioners  and other regulatory  bodies.
Although  believed to be accurate,  this information is not guaranteed.  The "R"
rating does not apply to insurers  subject only to nonfinancial  actions such as market conduct violations.

   Plus  (+) or  minus  (-)  Ratings  from  "AA" to "B" may be  modified  by the addition  of a plus or minus  sign to show  relative  standing  within the major rating categories.

DUFF & PHELPS' CLAIMS PAYING ABILITY RATINGS

AAA -- Highest claims paying ability. Risk factors are negligible.

AA+, AA, AA- -- Very high claims paying ability.  Protection factors are strong.
Risk is  modest,  but  may  vary  slightly  over  time  due to  economic  and/or underwriting conditions.

A+, A, A- -- High  claims  paying  ability.  Protection  factors are average and there is an expectation of variability in risk over time due to economic  and/or underwriting conditions.

BBB+,  BBB,  BBB- -- Adequate  claims  paying  ability.  Protection  factors are adequate.  There is  considerable  variability in risk over time due to economic and/or underwriting conditions.

BB+, BB, BB- -- Uncertain  claims paying ability and less than investment  grade quality.  However,  the company is deemed likely to meet these  obligations when due.  Protection  factors  will vary  widely  with  changes in  economic  and/or underwriting conditions.

B+, B, B- -- Possessing risk that  policyholder and  contractholder  obligations will not be paid when due.  Protection  factors will vary widely with changes in economic and underwriting conditions or company fortunes.

CCC  --  There  is  substantial  risk  that   policyholder  and   contractholder
obligations  will not be paid  when  due.  Company  has been or is  likely to be placed under state insurance department supervision.

DD -- Company is under an order of liquidation.

                                   APPENDIX B
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REDUCED SALES CHARGES

CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or organizations  purchasing Class A shares of the Funds alone or in combination with Class A shares of certain other Security Funds.

   For  purposes of  qualifying  for reduced  sales  charges on  purchases  made pursuant to Rights of Accumulation or a Statement of Intention (also referred to as a "Letter of Intent"),  the term "Purchaser"  includes the following persons:
an  individual,  his or her spouse and  children  under the age 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit;  an organization exempt from federal income tax under Section
501(c)(3) or (13) of the Internal Revenue Code; or a pension,  profit-sharing or other  employee  benefit plan whether or not qualified  under Section 401 of the
Internal Revenue Code.

RIGHTS OF  ACCUMULATION  -- A Purchaser may combine all previous  purchases with his or her contemplated  current  purchases of Class A Shares of a Fund, for the purpose of determining the sales charge applicable to the current purchase.  For example,  an  investor  who already  owns Class A shares of a Fund either  worth
$90,000 at the  applicable  current  offering price or purchased for $90,000 and who invests an  additional  $25,000,  is entitled to a reduced  front-end  sales charge of 2.5% on the latter  purchase.  The Underwriter must be notified when a sale takes  place which  would  qualify  for the reduced  charge on the basis of previous purchases subject to confirmation of the investor's holding through the
Fund's records.  Rights of accumulation  apply also to purchases  representing a combination  of the Class A shares  of the Fund,  together  with  other  Class A shares of the Security Funds other than Cash Fund.

STATEMENT OF INTENTION -- A Purchaser may sign a Statement of  Intention,  which may be signed within 90 days after the first purchase to be included thereunder, in the form provided by the Underwriter  covering purchases of Class A shares of the Fund,  together  with other Class A shares of the Security  Funds other than
Cash Fund to be made  within a period of 13 months  (or a  36-month  period  for purchases  of $1 million or more) and thereby  become  eligible  for the reduced front-end  sales charge  applicable  to the actual  amount  purchased  under the
Statement.  Five percent of the amount  specified in the  Statement of Intention will be held in escrow  shares until the  Statement is completed or  terminated.
The shares so held may be  redeemed  by the Fund if the  investor is required to pay additional sales charges which may be due if the amount of purchases made by the  Purchaser  during the period the  Statement  is  effective is less than the total specified in the Statement of Intention.

   A Statement of  Intention  may be revised  during the  13-month  period (or a
36-month period for purchases of $1 million or more).  Additional Class A shares received from  reinvestment of income dividends and capital gains  distributions are included in the total amount used to determine  reduced sales  charges.  The
Statement is not a binding  obligation upon the investor to purchase or any Fund to sell the full indicated amount. A Statement of Intention form may be obtained from the Fund. An investor considering signing such an agreement should read the
Statement of Intention carefully.

REINSTATEMENT  PRIVILEGE -- Stockholders  who redeem their Class A shares of the
Fund have a one-time  privilege  (1) to reinstate  their  accounts by purchasing shares  without  a  sales  charge  up to the  dollar  amount  of the  redemption proceeds,  or (2) to the extent the redeemed shares would have been eligible for the exchange  privilege,  to purchase  Class A shares of another of the Security
Funds,  without  a  sales  charge  up to the  dollar  amount  of the  redemption proceeds.  Written  notice  and a check in the amount of the  reinvestment  from eligible  stockholders wishing to exercise this reinstatement  privilege must be received by a fund within 30 days after the redemption  request was received (or such longer  period as may be  permitted  by rules and  regulations  promulgated under the Investment Company Act of 1940). The reinstatement or exchange will be made at the net asset value next determined  after the  reinvestment is received by the Fund.  Stockholders making use of the reinstatement privilege should note that any gains realized upon the redemption will be taxable while any losses may be deferred under the "wash sale" provision of the Internal Revenue Code.